                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                   Investment Company Act File Number 811-4133

                  RIVERSOURCE STRATEGIC ALLOCATION SERIES, INC.
               (Exact name of registrant as specified in charter)

         50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474
               (Address of principal executive offices) (Zip code)

   Scott R. Plummer - 5228 Ameriprise Financial Center, Minneapolis, MN 55474
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (612) 671-1947

Date of fiscal year end: September 30

Date of reporting period: September 30, 2010

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

Annual Report
and Prospectus
                                                      (COLUMBIA MANAGEMENT LOGO)

COLUMBIA
STRATEGIC ALLOCATION FUND
(FORMERLY KNOWN AS RIVERSOURCE STRATEGIC ALLOCATION FUND)

--------------------------------------------------------------------------------

ANNUAL REPORT FOR THE PERIOD ENDED
SEPTEMBER 30, 2010
(Prospectus also enclosed)

COLUMBIA STRATEGIC ALLOCATION FUND SEEKS TO PROVIDE SHAREHOLDERS MAXIMUM TOTAL RETURN THROUGH A COMBINATION OF GROWTH OF CAPITAL AND CURRENT INCOME.

This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.

       NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    3

Manager Commentary.................    6

The Fund's Long-term Performance...   14

Fund Expenses Example..............   16

Portfolio of Investments...........   19

Statement of Assets and
  Liabilities......................   61

Statement of Operations............   63

Statements of Changes in Net
  Assets...........................   65

Financial Highlights...............   67

Notes to Financial Statements......   74

Report of Independent Registered
  Public Accounting Firm...........   95

Federal Income Tax Information.....   97

Board Members and Officers.........   98

Approval of Investment Management
  Services Agreement...............  104

Proxy Voting.......................  107



SEE THE FUND'S PROSPECTUS FOR RISKS ASSOCIATED WITH INVESTING IN THE FUND.


--------------------------------------------------------------------------------
2  COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> Columbia Strategic Allocation Fund (the Fund) Class A shares gained 9.29%
  (excluding sales charge) for the 12 months ended Sept. 30, 2010.

> The Fund underperformed the 10.16% increase of the broad-based S&P 500 Index
  (S&P 500), an unmanaged group of large company stocks, for the 12-month period.

> The Fund outperformed the Blended Index, composed 45% of the S&P 500 Index,
  15% Morgan Stanley Capital International (MSCI) EAFE Index and 40% Barclays Capital U.S. Aggregate Bond Index (Barclays Index), which gained 8.92% for the same time period.

> The Fund outperformed the 8.16% increase of the Barclays Index, an unmanaged index representing U.S. taxable investment-grade bonds, for the same period.

> The Fund outperformed the MSCI EAFE Index, an unmanaged index representing non-North American securities, which gained 3.71% for the 12-month period.

> The Fund closely tracked the Lipper Flexible Portfolio Funds Index, representing the Fund's peer group, which rose 9.41% for the same time frame.

ANNUALIZED TOTAL RETURNS (for period ended Sept. 30, 2010)
--------------------------------------------------------------------------------


                                   1 YEAR  3 YEARS  5 YEARS  10 YEARS
---------------------------------------------------------------------
Columbia Strategic Allocation
  Fund Class A (excluding sales
  charge)                          +9.29%   -5.49%   +1.82%   +2.09%
---------------------------------------------------------------------
S&P 500 Index (unmanaged)         +10.16%   -7.16%   +0.64%   -0.43%
---------------------------------------------------------------------
Blended Index (unmanaged)          +8.92%   -1.24%   +3.55%   +3.19%
---------------------------------------------------------------------
Barclays Capital U.S. Aggregate
  Bond Index (unmanaged)           +8.16%   +7.42%   +6.20%   +6.41%
---------------------------------------------------------------------
MSCI EAFE Index (unmanaged)        +3.71%   -9.06%   +2.45%   +2.99%
---------------------------------------------------------------------
Lipper Flexible Portfolio Funds
  Index (unmanaged)                +9.41%   -1.72%   +3.68%   +2.59%
---------------------------------------------------------------------


(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your

--------------------------------------------------------------------------------
                     COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------


investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table on the previous page. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund's returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund's returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
4  COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT SEPT. 30, 2010
                                                                   SINCE
Without sales charge        1 YEAR  3 YEARS  5 YEARS  10 YEARS  INCEPTION*
Class A (inception
  1/23/85)                  +9.29%   -5.49%   +1.82%   +2.09%      N/A
--------------------------------------------------------------------------
Class B (inception
  3/20/95)                  +8.38%   -6.20%   +1.05%   +1.30%      N/A
--------------------------------------------------------------------------
Class C (inception
  6/26/00)                  +8.34%   -6.20%   +1.05%   +1.31%      N/A
--------------------------------------------------------------------------
Class I (inception
  12/11/06)                 +9.79%   -5.08%     N/A      N/A     -1.43%
--------------------------------------------------------------------------
Class R** (inception
  12/11/06)                 +8.90%   -5.67%     N/A      N/A     -2.07%
--------------------------------------------------------------------------
Class R4 (inception
  3/20/95)                  +9.49%   -5.28%   +2.01%   +2.27%      N/A
--------------------------------------------------------------------------
Class Z (inception
  9/27/10)                    N/A      N/A      N/A      N/A     +0.33%***
--------------------------------------------------------------------------

With sales charge
Class A (inception
  1/23/85)                  +3.00%   -7.33%   +0.62%   +1.49%      N/A
--------------------------------------------------------------------------
Class B (inception
  3/20/95)                  +3.38%   -7.03%   +0.70%   +1.30%      N/A
--------------------------------------------------------------------------
Class C (inception
  6/26/00)                  +7.34%   -6.20%   +1.05%   +1.31%      N/A
--------------------------------------------------------------------------



Class A share performance reflects the maximum initial sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R, Class R4 and Class Z shares. Class I, Class R and Class R4 are available to qualifying institutional investors only. Class Z shares are available to certain eligible investors.

  *For classes with less than 10 years performance.
 **Effective Sept. 7, 2010, Class R2 shares were renamed Class R shares. ***Not annualized.


--------------------------------------------------------------------------------
                     COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT  5

MANAGER COMMENTARY  ------------------------------------------------------------

Effective May 1, 2010, Anwiti Bahuguna, Ph.D., David M. Joy, Colin Moore, Kent
M. Peterson, Ph.D. and Marie M. Schofield, CFA took over as portfolio managers of RiverSource Strategic Allocation Fund. Effective September 27, 2010, RiverSource Strategic Allocation Fund was renamed Columbia Strategic Allocation Fund.

Dear Shareholders,

Columbia Strategic Allocation Fund (the Fund) Class A shares gained 9.29% (excluding sales charge) for the 12 months ended Sept. 30, 2010. The Fund underperformed the 10.16% increase of the broad-based S&P 500 Index (S&P 500), an unmanaged group of large company stocks, for the 12-month period. The Blended Index, which is composed of 45% S&P 500 Index, 15% Morgan Stanley Capital International (MSCI) EAFE Index, an unmanaged index of non-North American securities, and 40% Barclays Capital U.S. Aggregate Bond Index (Barclays Index), an unmanaged index representing U.S. taxable investment-grade bonds, gained 8.92% during the same time period. The Fund outperformed the 8.16% increase of the Barclays Index, during the same period. The Fund outperformed the MSCI EAFE Index, which gained 3.71% for the same time frame. The Fund closely tracked the Lipper Flexible Portfolio Funds Index, representing the Fund's peer group, which rose 9.41% for the 12 months.

SIGNIFICANT PERFORMANCE FACTORS
Against a strengthening economic backdrop supported by generally positive data, the equity market rally that had begun in mid-March 2009 continued with little interruption until May 2010. As investor risk aversion had abated significantly, lower quality stocks led the way during these months. Volatility then picked up during the second quarter of 2010 and continued through the end of the annual period. Investor concerns heightened about the sovereign debt crisis in Europe and about the trajectory of the nascent global economic recovery. Investors questioned, in part, whether the recovery could be sustained without the tremendous fiscal and monetary stimulus injected into the economy since the 2008 credit crisis, as several government and Federal Reserve (Fed) programs expired in March and April 2010. Further, unemployment and housing data indicated persistent weakness. Investors were also uncertain about how much of the first quarter 2010 rebound in corporate earnings was attributable merely to rebuilding of inventories. The potential of a "double dip" in the recession -- or even of deflation -- became a dominant concern. Still, stocks generally rallied strongly during September,


--------------------------------------------------------------------------------
6  COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------




ASSET ALLOCATION & PORTFOLIO BREAKDOWN(1) (at Sept. 30, 2010)
---------------------------------------------------------------------

STOCKS                                        61.5%
--------------------------------------------------
Consumer Discretionary                         6.9%
--------------------------------------------------
Consumer Staples                               5.7%
--------------------------------------------------
Energy                                         6.0%
--------------------------------------------------
Financials                                    11.3%
--------------------------------------------------
Health Care                                    6.5%
--------------------------------------------------
Industrials                                    7.0%
--------------------------------------------------
Information Technology                         9.6%
--------------------------------------------------
Materials                                      3.5%
--------------------------------------------------
Telecommunication Services                     2.4%
--------------------------------------------------
Utilities                                      2.6%
--------------------------------------------------

BONDS                                         28.9%
--------------------------------------------------
Asset-Backed                                   0.2%
--------------------------------------------------
Commercial Mortgage-Backed                     0.7%
--------------------------------------------------
Consumer Discretionary                         2.4%
--------------------------------------------------
Consumer Staples                               1.3%
--------------------------------------------------
Energy                                         1.8%
--------------------------------------------------
Financials                                     4.2%
--------------------------------------------------
Foreign Government                             1.9%
--------------------------------------------------
Health Care                                    0.7%
--------------------------------------------------
Industrials                                    0.7%
--------------------------------------------------
Materials                                      1.0%
--------------------------------------------------
Residential Mortgage-Backed                    2.3%
--------------------------------------------------
Telecommunication                              3.7%
--------------------------------------------------
U.S. Government Obligations & Agencies         4.1%
--------------------------------------------------
Utilities                                      3.9%
--------------------------------------------------

EXCHANGE TRADED FUNDS                          0.1%
--------------------------------------------------

OTHER(2)                                       9.5%
--------------------------------------------------




(1) Portfolio holdings include industry sectors that can be comprised of securities in several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeded 25% of portfolio assets.
    Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund's composition is subject to change.
(2) Cash & Cash Equivalents.
The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.


--------------------------------------------------------------------------------
                     COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT  7

MANAGER COMMENTARY (continued)  ------------------------------------------------

brushing off the weaker economic news and helping to drive the U.S. equity market to healthy double-digit gains for the annual period overall. Though lagging equities, the U.S. fixed income market posted strong returns during the annual period, as interest rates declined and credit sensitive assets continued to recover from the late-2008/early 2009 credit crisis. Still, the market experienced dramatic swings given a transition in investor sentiment from the end of 2009, when excitement about a recovering economy dominated, to the second and third calendar quarters of 2010 when disappointment grew that the pace of the recovery was not as robust as many had hoped. As investors lowered their expectations, a classic flight to quality took hold and interest rates declined. Expectations that the Fed would soon be buying U.S. Treasuries as part of a second round of quantitative easing also kept yields well supported at low levels. In turn, U.S. Treasury securities generated strong positive returns. Intermediate-term U.S. Treasury securities, i.e. those with maturities of five years, performed best. Still, credit sensitive assets outperformed U.S. Treasury securities. Indeed, commercial mortgage-backed securities (CMBS) and high yield corporate bonds were the top performers for the annual period, followed closely by emerging market bonds.


TOP TEN HOLDINGS(1) (at Sept. 30, 2010)
---------------------------------------------------------------------

Apple, Inc.                                 1.7%
------------------------------------------------
Microsoft Corp.                             1.4%
------------------------------------------------
IBM Corp.                                   1.4%
------------------------------------------------
General Electric Co.                        1.3%
------------------------------------------------
Chevron Corp.                               1.2%
------------------------------------------------
Wal-Mart Stores, Inc.                       1.1%
------------------------------------------------
Philip Morris International, Inc.           1.1%
------------------------------------------------
CononoPhillips                              1.1%
------------------------------------------------
Verizon Communications, Inc.                1.0%
------------------------------------------------
Texas Instruments, Inc.                     0.9%
------------------------------------------------




(1) Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
8  COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

Tactical asset allocation decisions contributed positively, albeit modestly, to the Fund's results, as the Fund was overweight equities relative to fixed income through most of the annual period. The Fund particularly benefited from its overweight position in U.S. equities, especially U.S. small- and mid-cap equities. The Fund was underweight in developed international equities, which helped during the first half of the annual period, but detracted during the strong September 2010 rally. The robust returns of emerging market equities also boosted Fund returns at the beginning of the annual period, though such gains were muted by our reducing the allocation to this strongly-performing equity segment as the months progressed. On the fixed income side, the Fund's underweighted position in U.S. core bonds detracted slightly, but was offset somewhat by its allocations to high yield corporate bonds and emerging market bonds, both strongly-performing sectors. As for the two asset allocation models we use to assist in tactical asset allocation, the Fund's momentum asset allocation model delivered solid results during the annual period, as it favored equities, in particular U.S. small- and mid-cap equities and international equities, since the beginning of the fiscal year. The valuation asset allocation model also produced positive results though not quite as strong as the momentum model, as it favored more stable areas, such as cash, U.S. large-cap equities and Treasury inflation protected securities (TIPS) through much of the annual period.

Security selection within each of the asset classes generated mixed results. Within the equity sub-portfolios, security selection contributed positively in U.S. large-cap equities, but these


  Given our view, we presently intend to underweight fixed income in favor of equities within the Fund for the near term.






--------------------------------------------------------------------------------
                     COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT  9

MANAGER COMMENTARY (continued)  ------------------------------------------------


gains were partially offset by weaker selection in the U.S. small- and mid-cap equity and developed international equity sub-portfolios. On the fixed income side, security selection within U.S. core bonds proved effective but was weaker for high yield corporate bonds and TIPS.

The Fund's performance was also driven by the selection of U.S. and international equities using the Fund's quantitative-based themes -- momentum, valuation and quality. We use these distinct themes in pursuit of style diversification. During the annual period, the quality and valuation themes outperformed the Blended Index, while momentum trailed slightly. The quality theme, which is more defensive, benefited from exposure to health care. The valuation theme began the fiscal year strong but became weaker during the second half of the annual period as equity market volatility increased, particularly in the financials sector. The momentum theme was hurt by its exposure to the information technology sector. It is important to remember that the themes we use take turns in leading performance in each of the U.S. and international equity sub-portfolios over time, demonstrating the advantages of employing style diversification.

The Fund's quantitative-based themes led to a modest bias toward higher quality stocks due to market volatility. This bias detracted from the Fund's results, particularly in the beginning of the annual period when lower quality stocks led. However, it is well worth noting that this same bias helped during the summer months of 2010 when market volatility heightened.

Within the fixed income sub-portfolio, we brought its duration to a shorter-than-Barclays Index position, as we believe rates should rise as economic data stabilizes. From a sector perspective, we emphasized investment grade corporate bonds, which still offer, in our view, attractive fundamentals, yields and valuations.

CHANGES TO THE FUND'S PORTFOLIO
We moderated the Fund's equity overweight as volatility picked up during the second calendar quarter. Within the equity sub-portfolios, we reduced the underweight in developed international equities, specifically Japan, given the continued strengthening of the yen, which is likely to be detrimental for exports. We maintained a focus on higher quality, larger-cap U.S. names. Within the fixed income sub-portfolio, we gradually

--------------------------------------------------------------------------------
10  COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

increased its position in U.S. core bonds during the second half of the annual period, reducing exposures to emerging market bonds, global bonds and TIPS. This change was based on our belief that fixed income returns will be primarily driven by yields over the near term.

Perhaps the biggest change made was that a new portfolio management team was put in place toward the end of the annual period. The Columbia Asset Allocation Team, which now manages the Fund, consists of a group of nine dedicated investment professionals, including the Fund's portfolio managers, from a variety of diverse backgrounds, who specialize in structuring and managing multi-asset class investment portfolios. Since taking over day-to-day management of the Fund in May, we have successfully integrated the investment process that continues to use a quantitative-based framework, supplemented by fundamental macroeconomic analysis. We have added analysts with specialized expertise to provide security selection within the asset classes. We also employ a robust risk management process.

Overall, the Fund's portfolio turnover rate for the annual period was 114%.

OUR FUTURE STRATEGY
Large-cap equities appeared, at the end of the annual period to be cheap from an asset class valuation perspective and to be oversold from a sentiment point of view. In our view, the slower trajectory of economic growth during the second half of 2010 seems to have already been priced in to equities. If we avoid a double-dip to the recession and are in a normal phase of recovery, then equity valuations appeared attractive and thus we may seek to increase the Fund's exposure to U.S. equities. Our view is based on an assumption that troubles in the Eurozone will have only a modest impact on U.S. economic growth rates and that euro currency adjustments will be muted. Further, our view is grounded in the belief that U.S. monetary policy is likely to remain accommodative over the near term. Within U.S. equities, we continue to favor companies with a higher quality bias and dividend-paying stocks. We presently intend to remain underweight in developed international equities and to favor emerging market equities.

We believe with the economic recovery's momentum waning and with virtually no near-term inflation pressures, the income component of fixed

--------------------------------------------------------------------------------
                    COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT  11

MANAGER COMMENTARY (continued)  ------------------------------------------------


income investments is likely to represent a greater percentage of total return. In other words, we believe that much of the returns from this asset class will likely be driven from coupon or yields rather than from interest rate declines or spread compression. Spread compression happens as a result of the price of a bond going up and, as per the inverse relationship between price and yield, the yield goes down. There is risk of spread compression when demand for a bond increases because the increased demand can push up the price of a bond. Given our view, we presently intend to underweight fixed income in favor of equities within the Fund for the near term. Still, within fixed income, those sectors with a yield component currently appear relatively more attractive. This favorable view on yield could be especially pronounced as the earnings growth prospects for many companies are likely to be limited in a weak demand environment. Given these views, our Team is seeking out the relative strength of corporate balance sheets over those of the consumer. To this end, we may look to increase the Fund's exposure to convertible bonds. Convertible bonds, which can be exchanged for a specific number of shares of the company's preferred or common stock, offer an opportunity for investors to receive an income stream while waiting for the macroeconomic picture to improve. Our team also continues to favor investment grade and high yield corporate debt. We presently intend to remain underweight U.S. Treasuries, TIPS and the securitized sector.



Anwiti Bahuguna, Ph.D.                 David M. Joy                           Colin Moore
Portfolio Manager                      Portfolio Manager                      Portfolio Manager

Kent M. Peterson, Ph.D.                Marie M. Schofield, CFA(R)
Portfolio Manager                      Portfolio Manager



Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC* (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

* Effective May 1, 2010, RiverSource Investments, LLC became known as Columbia Management Investment Advisers, LLC.


--------------------------------------------------------------------------------
12  COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT

                        THIS PAGE LEFT BLANK INTENTIONALLY

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Columbia Strategic Allocation Fund Class A shares (from 10/1/00 to 9/30/2010) as compared to the performance of the Standard & Poor's 500 Index, a Blended Index consisting of the Standard & Poor's 500 Index, the Barclays Capital U.S. Aggregate Bond Index and the Morgan Stanley Capital International
(MSCI) EAFE Index as well as the Lipper Flexible Portfolio Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum initial sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting columbiamanagment.com. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at Sept. 30, 2010
                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
COLUMBIA STRATEGIC ALLOCATION FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000                 $10,300    $7,958   $10,314    $11,590
------------------------------------------------------------------------------------------
     Average annual total return                     +3.00%    -7.33%    +0.62%     +1.49%
------------------------------------------------------------------------------------------
S&P 500 INDEX(1)
     Cumulative value of $10,000                    $11,016    $8,002   $10,322     $9,577
------------------------------------------------------------------------------------------
     Average annual total return                    +10.16%    -7.16%    +0.64%     -0.43%
------------------------------------------------------------------------------------------
BLENDED INDEX(2)
     Cumulative value of $10,000                    $10,892    $9,633   $11,906    $13,689
------------------------------------------------------------------------------------------
     Average annual total return                     +8.92%    -1.24%    +3.55%     +3.19%
------------------------------------------------------------------------------------------
BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX(3)
     Cumulative value of $10,000                    $10,816   $12,395   $13,510    $18,613
------------------------------------------------------------------------------------------
     Average annual total return                     +8.16%    +7.42%    +6.20%     +6.41%
------------------------------------------------------------------------------------------
MSCI EAFE INDEX(4)
     Cumulative value of $10,000                    $10,371    $7,522   $11,284    $13,430
------------------------------------------------------------------------------------------
     Average annual total return                     +3.71%    -9.06%    +2.45%     +2.99%
------------------------------------------------------------------------------------------
LIPPER FLEXIBLE PORTFOLIO FUNDS INDEX(5)
     Cumulative value of $10,000                    $10,941    $9,493   $11,983    $12,909
------------------------------------------------------------------------------------------
     Average annual total return                     +9.41%    -1.72%    +3.68%     +2.59%
------------------------------------------------------------------------------------------



Results for other share classes can be found on page 5.


--------------------------------------------------------------------------------
14  COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN COLUMBIA STRATEGIC ALLOCATION FUND LINE GRAPH)

                COLUMBIA STRATEGIC
                  ALLOCATION FUND
                      CLASS A                                                  BARCLAYS CAPITAL
                  (INCLUDES SALES          S&P 500                              U.S. AGGREGATE          MSCI EAFE
                     CHARGE)              INDEX(1)         BLENDED INDEX(2)      BOND INDEX(3)          INDEX(4)
                ------------------    -----------------    ----------------    ----------------    ------------------
10/1/00         $      9,425          $    10,000          $    10,000         $    10,000         $     10,000
12/00                  8,953                9,218                9,772              10,421                9,738
3/01                   8,306                8,125                9,158              10,738                8,408
6/01                   8,681                8,600                9,413              10,798                8,336
9/01                   7,879                7,338                8,743              11,296                7,173
12/01                  8,494                8,122                9,254              11,301                7,673
3/02                   8,516                8,144                9,290              11,312                7,717
6/02                   7,889                7,053                8,816              11,729                7,567
9/02                   6,978                5,835                8,001              12,266                6,078
12/02                  7,425                6,327                8,445              12,459                6,472
3/03                   7,253                6,128                8,268              12,632                5,946
6/03                   8,027                7,071                9,155              12,948                7,109
9/03                   8,152                7,258                9,373              12,928                7,691
12/03                  8,891                8,142               10,128              12,970                9,006
3/04                   9,164                8,280               10,381              13,315                9,403
6/04                   9,177                8,422               10,365              12,990                9,444
9/04                   9,145                8,265               10,407              13,405                9,423
12/04                 10,041                9,028               11,111              13,533               10,870
3/05                   9,916                8,834               10,984              13,468               10,860
6/05                  10,092                8,955               11,173              13,873               10,778
9/05                  10,589                9,278               11,497              13,780               11,903
12/05                 10,782                9,471               11,706              13,862               12,394
3/06                  11,434                9,870               12,060              13,771               13,568
6/06                  11,182                9,728               11,998              13,760               13,696
9/06                  11,636               10,279               12,559              14,285               14,242
12/06                 12,523               10,967               13,191              14,462               15,723
3/07                  12,775               11,037               13,392              14,679               16,375
6/07                  13,520               11,730               13,875              14,602               17,467
9/07                  13,727               11,969               14,211              15,017               17,856
12/07                 13,386               11,570               14,133              15,468               17,551
3/08                  12,170               10,477               13,461              15,803               16,003
6/08                  11,982               10,191               13,218              15,642               15,694
9/08                  10,857                9,338               12,273              15,565               12,477
12/08                  9,342                7,289               10,866              16,278                9,994
3/09                   8,547                6,487               10,114              16,298                8,610
6/09                   9,443                7,520               11,289              16,588               10,836
9/09                  10,605                8,694               12,568              17,208               12,951
12/09                 11,079                9,219               12,962              17,243               13,238
3/10                  11,548                9,716               13,397              17,550               13,363
6/10                  10,473                8,605               12,602              18,162               11,525
9/10                  11,590                9,577               13,689              18,613               13,430
                  LIPPER FLEXIBLE
                  PORTFOLIO FUNDS
                INDEX(5) ($12,909)
                ------------------
10/1/00         $     10,000
12/00                  9,687
3/01                   8,892
6/01                   9,267
9/01                   8,339
12/01                  8,988
3/02                   8,987
6/02                   8,213
9/02                   7,249
12/02                  7,667
3/03                   7,508
6/03                   8,413
9/03                   8,633
12/03                  9,432
3/04                   9,655
6/04                   9,645
9/04                   9,585
12/04                 10,328
3/05                  10,171
6/05                  10,291
9/05                  10,774
12/05                 10,983
3/06                  11,470
6/06                  11,321
9/06                  11,686
12/06                 12,386
3/07                  12,602
6/07                  13,227
9/07                  13,600
12/07                 13,571
3/08                  12,874
6/08                  12,941
9/08                  11,467
12/08                  9,498
3/09                   9,043
6/09                  10,218
9/09                  11,799
12/09                 12,268
3/10                  12,747
6/10                  11,800
9/10                  12,909




(1) The Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Blended Index consists of 45% S&P 500 Index, 40% Barclays Capital U.S. Aggregate Bond Index and 15% MSCI EAFE Index. Prior to October 1, 2008, the Blended Index consisted of 60% S&P 500 Index and 40% Barclays Capital U.S. Aggregate Bond Index. The Barclays Capital U.S. Aggregate Bond Index and the MSCI EAFE Index are shown in the table because they are separate components of the Blended Index.
(3) The Barclays Capital U.S. Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices.
(4) The Morgan Stanley Capital International (MSCI) EAFE Index, an unmanaged index, is compiled from a composite of securities markets of Europe, Australia and the Far East. The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities. The index reflects reinvestment of all distributions and changes in market prices.
(5) The Lipper Flexible Portfolio Funds Index includes the 30 largest flexible portfolio funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.


--------------------------------------------------------------------------------
                    COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT  15

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments; and (ii) ongoing costs, which may include management fees; distribution and service (Rule 12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the ongoing expenses of any funds in which the Fund invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the ongoing expenses charged by acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period indicated and held until Sept. 30, 2010.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Direct expenses paid during the period" to estimate the expenses you paid on your account during this period. You can also estimate the direct and indirect expenses you paid over the period by using the number in the first line under the heading "Direct and indirect expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for each class and an assumed rate of return of 5% per year before expenses, which is not the actual return for the class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.


--------------------------------------------------------------------------------
16  COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                   DIRECT AND
                                                                      DIRECT        INDIRECT
                                    BEGINNING         ENDING         EXPENSES       EXPENSES
                                  ACCOUNT VALUE    ACCOUNT VALUE   PAID DURING    PAID DURING
                                APRIL 1, 2010(a)  SEPT. 30, 2010  THE PERIOD(b)  THE PERIOD(c)
----------------------------------------------------------------------------------------------
Class A
----------------------------------------------------------------------------------------------
  Actual(d)                          $1,000          $1,003.60        $5.37          $5.42
----------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000          $1,019.70        $5.42          $5.47
----------------------------------------------------------------------------------------------

Class B
----------------------------------------------------------------------------------------------
  Actual(d)                          $1,000          $  999.30        $9.17          $9.22
----------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000          $1,015.89        $9.25          $9.30
----------------------------------------------------------------------------------------------

Class C
----------------------------------------------------------------------------------------------
  Actual(d)                          $1,000          $  999.70        $9.17          $9.22
----------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000          $1,015.89        $9.25          $9.30
----------------------------------------------------------------------------------------------

Class I
----------------------------------------------------------------------------------------------
  Actual(d)                          $1,000          $1,005.80        $3.12          $3.17
----------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000          $1,021.96        $3.14          $3.19
----------------------------------------------------------------------------------------------

Class R
----------------------------------------------------------------------------------------------
  Actual(d)                          $1,000          $1,001.70        $7.18          $7.23
----------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000          $1,017.90        $7.23          $7.28
----------------------------------------------------------------------------------------------

Class R4
----------------------------------------------------------------------------------------------
  Actual(d)                          $1,000          $1,005.00        $4.67          $4.72
----------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000          $1,020.41        $4.71          $4.76
----------------------------------------------------------------------------------------------

Class Z
----------------------------------------------------------------------------------------------
  Actual(e)                          $1,000          $1,003.30        $0.08          $0.08
----------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000          $1,019.95        $5.16          $5.22
----------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                    COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT  17

FUND EXPENSES EXAMPLE (continued) ----------------------------------------------

ANNUALIZED EXPENSE RATIOS

                                    FUND'S     ACQUIRED FUND
                                  ANNUALIZED      FEES AND    TOTAL FUND AND ACQUIRED
                                EXPENSE RATIO     EXPENSES     FUND FEES AND EXPENSES
-------------------------------------------------------------------------------------
Class A                             1.07%           .01%               1.08%
-------------------------------------------------------------------------------------
Class B                             1.83%           .01%               1.84%
-------------------------------------------------------------------------------------
Class C                             1.83%           .01%               1.84%
-------------------------------------------------------------------------------------
Class I                              .62%           .01%                .63%
-------------------------------------------------------------------------------------
Class R                             1.43%           .01%               1.44%
-------------------------------------------------------------------------------------
Class R4                             .93%           .01%                .94%
-------------------------------------------------------------------------------------
Class Z                             1.02%           .01%               1.03%
-------------------------------------------------------------------------------------


(a) The beginning account value for Class Z is as of Sept. 27, 2010 (when shares became publicly available) for actual expense calculations.
(b) Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Actual expenses for Class Z are equal to the annualized expense ratio for the class as indicated above, multiplied by the average account value over the period, multiplied by 3/365 (to reflect the number of days in the period).
(c) Expenses are equal to the annualized expense ratio for each class as indicated above, plus the acquired fund fees and expenses, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Actual expenses for Class Z are equal to the annualized expense ratio for the class as indicated above, multiplied by the average account value over the period, multiplied by 3/365 (to reflect the number of days in the period).
(d) Based on the actual return for the six months ended Sept. 30, 2010: +0.36% for Class A, -0.07% for Class B, -0.03% for Class C, +0.58% for Class I, +0.17% for Class R and +0.50% for Class R4.
(e) Based on the actual return for the period from Sept. 27, 2010 (when shares became publicly available) to Sept. 30, 2010 of +0.33% for Class Z.


--------------------------------------------------------------------------------
18  COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS  ------------------------------------------------------

SEPT. 30, 2010
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


COMMON STOCKS (65.4%)
ISSUER                                                 SHARES                VALUE(a)
AEROSPACE & DEFENSE (1.9%)
BAE Systems PLC                                        267,153(c)          $1,436,442
Ceradyne, Inc.                                           6,829(b)             159,457
Cubic Corp.                                              8,400                342,720
Esterline Technologies Corp.                             1,224(b)              70,050
L-3 Communications Holdings, Inc.                        4,100                296,307
Lockheed Martin Corp.                                   36,626              2,610,701
MTU Aero Engines Holding AG                             15,389(c)             879,579
Raytheon Co.                                           177,936              8,133,455
Rockwell Collins, Inc.                                   1,200                 69,900
United Technologies Corp.                               81,449              5,801,612
                                                                      ---------------
Total                                                                      19,800,223
-------------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (--%)
Atlas Air Worldwide Holdings, Inc.                       3,978(b,g)           200,093
Julio Simoes Logistica SA                               23,400(b,c)           115,547
                                                                      ---------------
Total                                                                         315,640
-------------------------------------------------------------------------------------

AIRLINES (0.3%)
Alaska Air Group, Inc.                                   5,211(b)             265,917
Allegiant Travel Co.                                     2,577(g)             109,059
Continental Airlines, Inc., Class B                      6,227(b)             154,679
Copa Holdings SA, Class A                               10,570(c)             569,829
Hawaiian Holdings, Inc.                                 15,661(b,g)            93,809
Turk Hava Yollari AO                                   295,827(c)           1,206,956
United Continental Holdings, Inc.                       29,200(b,g)           689,996
                                                                      ---------------
Total                                                                       3,090,245
-------------------------------------------------------------------------------------

AUTO COMPONENTS (0.4%)
Autoliv, Inc.                                           10,980(c,g)           717,322
Cooper Tire & Rubber Co.                                 6,920(g)             135,840
Exedy Corp.                                             13,100(c)             393,612
Fuel Systems Solutions, Inc.                             9,300(b,g)           363,723
Hankook Tire Co., Ltd.                                   7,850(c)             226,893
Hyundai Mobis                                            2,822(c)             636,188
Lear Corp.                                               8,700(b)             686,691
Nokian Renkaat OYJ                                       6,692(c)             229,814
Tenneco, Inc.                                           12,478(b)             361,488
TRW Automotive Holdings Corp.                           16,375(b)             680,545
                                                                      ---------------
Total                                                                       4,432,116
-------------------------------------------------------------------------------------

AUTOMOBILES (0.2%)
Astra International Tbk PT                              44,980(c)             286,397
Hyundai Motor Co.                                        1,815(c)             243,592
Nissan Motor Co., Ltd.                                 191,100(c,g)         1,669,006
                                                                      ---------------
Total                                                                       2,198,995
-------------------------------------------------------------------------------------

BEVERAGES (0.3%)
Boston Beer Co., Inc., Class A                           3,700(b,g)           247,419
Carlsberg A/S, Series B                                 15,073(c)           1,571,799
Coca-Cola Enterprises, Inc.                             12,600(b)             390,600
Cott Corp.                                             108,917(b,c)           854,998
The Coca-Cola Co.                                        2,101                122,951
                                                                      ---------------
Total                                                                       3,187,767
-------------------------------------------------------------------------------------

BIOTECHNOLOGY (0.5%)
Amgen, Inc.                                             61,137(b)           3,369,261
Cephalon, Inc.                                          17,802(b,g)         1,111,557
Cubist Pharmaceuticals, Inc.                             3,224(b)              75,409
Martek Biosciences Corp.                                14,300(b)             323,609
PDL BioPharma, Inc.                                     20,836                109,597
                                                                      ---------------
Total                                                                       4,989,433
-------------------------------------------------------------------------------------



                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                    COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT  19

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

BUILDING PRODUCTS (0.1%)
AAON, Inc.                                              13,400(g)            $315,168
AO Smith Corp.                                           3,900                225,771
Owens Corning                                            9,500(b)             243,485
                                                                      ---------------
Total                                                                         784,424
-------------------------------------------------------------------------------------

CAPITAL MARKETS (1.3%)
Apollo Investment Corp.                                 14,232                145,593
Ares Capital Corp.                                       2,500                 39,125
Arlington Asset Investment Corp.                         9,400(g)             219,114
Credit Suisse Group AG                                  19,397(c)             829,354
Deutsche Bank AG                                        16,577(c,g)           907,254
Franklin Resources, Inc.                                22,093              2,361,742
Gladstone Investment Corp.                              14,900(g)              99,830
ICAP PLC                                               116,887(c)             792,261
Intermediate Capital Group PLC                         223,328(c)           1,048,903
Knight Capital Group, Inc., Class A                      9,191(b,g)           113,876
MCG Capital Corp.                                       55,200                322,368
Morgan Stanley                                          81,426              2,009,594
MVC Capital, Inc.                                        4,550(g)              59,014
NGP Capital Resources Co.                                6,700                 60,702
Solar Capital Ltd.                                       8,100                173,745
T Rowe Price Group, Inc.                                 9,493(g)             475,267
The Goldman Sachs Group, Inc.                           18,044              2,608,802
TICC Capital Corp.                                      31,900(g)             330,165
Tokai Tokyo Financial Holdings, Inc.                   165,000(c)             543,608
Waddell & Reed Financial, Inc., Class A                 17,600(g)             481,536
                                                                      ---------------
Total                                                                      13,621,853
-------------------------------------------------------------------------------------

CHEMICALS (1.0%)
Ashland, Inc.                                            4,860                237,022
BASF SE                                                 35,344(c)           2,228,773
Clariant AG                                             86,162(b,c)         1,260,458
Cytec Industries, Inc.                                  11,677                658,349
Eastman Chemical Co.                                     1,731(g)             128,094
Hawkins, Inc.                                            2,500                 88,550
Hitachi Chemical Co., Ltd.                              41,900(c)             782,080
Innophos Holdings, Inc.                                 11,645                385,450
Israel Chemicals Ltd.                                    9,245(c)             130,176
Kraton Performance Polymers, Inc.                       11,500(b)             312,225
Lubrizol Corp.                                           6,784                718,900
Minerals Technologies, Inc.                              6,400                377,088
NewMarket Corp.                                          3,417(g)             388,445
PolyOne Corp.                                            6,282(b)              75,949
PPG Industries, Inc.                                    13,851              1,008,353
Stepan Co.                                               2,314                136,781
The Scotts Miracle-Gro Co., Class A                     11,900(g)             615,587
The Sherwin-Williams Co.                                 9,600                721,344
Westlake Chemical Corp.                                  8,700                260,391
Yingde Gases                                            94,500(b,c)            89,278
                                                                      ---------------
Total                                                                      10,603,293
-------------------------------------------------------------------------------------

COMMERCIAL BANKS (3.5%)
1st Source Corp.                                         1,900                 32,984
Australia & New Zealand Banking Group Ltd.              84,544(c,g)         1,934,935
Bancfirst Corp.                                          1,720                 69,591
Banco Bilbao Vizcaya Argentaria SA                     119,790(c)           1,617,583
Banco Bradesco SA, ADR                                  11,220(c,g)           228,664
Banco Latinoamericano de Comercio Exterior
 SA, Series E                                           18,400(c,g)           265,880
Banco Santander Chile, ADR                               1,895(c)             182,962
Banco Santander SA                                     195,952(c)           2,488,957
Bangkok Bank PCL                                        72,900(c)             389,717
Bank Central Asia Tbk PT                               437,500(c)             329,169
Bank of China Ltd., Series H                         2,328,000(c)           1,221,205
Bank Pembangunan Daerah Jawa Barat Dan Banten
 Tbk PT                                              1,134,000(b,c)           198,657
Bank Rakyat Indonesia                                  236,000(c)             265,020
BNP Paribas                                             24,814(c)           1,764,856
China Construction Bank Corp., Series H                436,000(c)             382,126


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
20  COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
COMMERCIAL BANKS (CONT.)
CIMB Group Holdings Bhd                                189,600(c)            $501,906
CIT Group, Inc.                                          3,700(b)             151,034
Enterprise Financial Services Corp.                     10,600(g)              98,580
Fifth Third Bancorp                                    205,538              2,472,622
HDFC Bank Ltd., ADR                                      2,360(c)             435,113
HSBC Holdings PLC                                      145,257(c)           1,471,695
Huntington Bancshares, Inc.                             90,824                514,972
ICICI Bank Ltd., ADR                                     8,992(c,g)           448,251
Industrial & Commercial Bank of China, Series
 H                                                     573,000(c)             426,868
International Bancshares Corp.                          20,600                347,934
Itau Unibanco Holding SA, ADR                           43,600(c,g)         1,054,248
Kasikornbank PCL                                       116,500(c)             478,186
KeyCorp                                                133,283              1,060,933
MainSource Financial Group, Inc.                         7,800                 59,592
Metropolitan Bank & Trust                              109,590(c)             174,819
MidWestOne Financial Group, Inc.                        17,200(g)             252,152
National Bank of Greece SA                              50,974(b,c)           498,264
Oriental Financial Group, Inc.                          11,700(c)             155,610
PNC Financial Services Group, Inc.                     130,224              6,759,929
Punjab National Bank Ltd.                                8,920(c)             256,683
Republic Bancorp, Inc., Class A                         13,900(g)             293,707
Security Bank Corp.                                     72,270(c)             135,146
Sierra Bancorp                                           2,500                 30,875
Southwest Bancorp, Inc.                                 16,100                208,817
Standard Bank Group Ltd.                                16,174(c)             257,762
Sumitomo Mitsui Financial Group, Inc.                   55,700(c)           1,622,887
SunTrust Banks, Inc.                                    61,682              1,593,246
SVB Financial Group                                      5,151(b,g)           217,990
Svenska Handelsbanken AB, Series A                      37,329(c)           1,224,038
The Governor & Co. of the Bank of Ireland              865,252(b,c)           731,351
Turkiye Garanti Bankasi AS                              86,284(c)             501,200
Turkiye Halk Bankasi AS                                 23,644(c)             219,092
Union Bank of India                                     37,620(c)             325,554
Virginia Commerce Bancorp, Inc.                         35,700(b,g)           173,502
Wintrust Financial Corp.                                 1,741                 56,426
                                                                      ---------------
Total                                                                      36,583,290
-------------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.6%)
Aeon Delight Co., Ltd.                                  51,400(c)             961,864
Avery Dennison Corp.                                    17,600                653,312
Consolidated Graphics, Inc.                              1,612(b)              66,817
Courier Corp.                                           18,200                258,804
Deluxe Corp.                                            19,500                373,035
Kimball International, Inc., Class B                     1,796                 10,471
Pitney Bowes, Inc.                                      39,592(g)             846,477
RR Donnelley & Sons Co.                                145,287              2,464,068
Schawk, Inc.                                             1,300                 23,998
The Brink's Co.                                          3,928                 90,344
United Stationers, Inc.                                  2,248(b)             120,290
                                                                      ---------------
Total                                                                       5,869,480
-------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (0.4%)
ADTRAN, Inc.                                            12,600                444,780
Anaren, Inc.                                             7,700(b)             129,283
DG FastChannel, Inc.                                    17,600(b)             382,800
Harris Corp.                                            23,631(g)           1,046,618
InterDigital, Inc.                                      13,900(b,g)           411,579
Loral Space & Communications, Inc.                       5,600(b)             292,320
O-Net Communications Group Ltd.                        554,370(b,c)           390,839
Plantronics, Inc.                                       12,771                431,404
Tellabs, Inc.                                           40,401                300,987
                                                                      ---------------
Total                                                                       3,830,610
-------------------------------------------------------------------------------------



                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                    COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT  21

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

COMPUTERS & PERIPHERALS (2.6%)
Apple, Inc.                                             61,545(b,g)       $17,463,395
Asustek Computer, Inc.                                   4,050(c)              29,043
Dell, Inc.                                              28,423(b)             368,362
Lexmark International, Inc., Class A                   118,900(b,g)         5,305,318
NetApp, Inc.                                             2,500(b)             124,475
Pegatron Corp.                                          17,900(b,c)            23,409
SanDisk Corp.                                           61,900(b)           2,268,635
Seagate Technology PLC                                   1,069(b,c)            12,593
STEC, Inc.                                              10,500(b,g)           130,725
Synaptics, Inc.                                         13,400(b,g)           377,076
Western Digital Corp.                                   25,800(b)             732,462
Wistron Corp.                                          169,775(c)             309,808
                                                                      ---------------
Total                                                                      27,145,301
-------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.3%)
CTCI Corp.                                             778,000(c)             855,561
EMCOR Group, Inc.                                       10,671(b,g)           262,400
Great Lakes Dredge & Dock Corp.                         23,900                138,859
KBR, Inc.                                               12,259                302,062
Layne Christensen Co.                                    2,216(b,g)            57,372
Maire Tecnimont SpA                                    274,094(c)           1,090,189
                                                                      ---------------
Total                                                                       2,706,443
-------------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (0.1%)
Ciments Francais SA                                      6,077(c)             541,659
Indocement Tunggal Prakarsa Tbk PT                     138,000(c)             285,143
                                                                      ---------------
Total                                                                         826,802
-------------------------------------------------------------------------------------

CONSUMER FINANCE (0.9%)
Capital One Financial Corp.                             14,900                589,295
Cardtronics, Inc.                                        2,500(b)              38,575
Cash America International, Inc.                         3,545(g)             124,075
Discover Financial Services                            428,822              7,152,751
Dollar Financial Corp.                                   9,200(b,g)           192,004
Ezcorp, Inc., Class A                                    4,723(b)              94,649
Nelnet, Inc., Class A                                   14,300                327,184
SLM Corp.                                               59,459(b,g)           686,751
                                                                      ---------------
Total                                                                       9,205,284
-------------------------------------------------------------------------------------

CONTAINERS & PACKAGING (--%)
Boise, Inc.                                             13,500(b,g)            87,615
Graham Packaging Co., Inc.                               4,100(b)              48,462
Rock-Tenn Co., Class A                                   1,637                 81,539
Sonoco Products Co.                                      1,600                 53,504
                                                                      ---------------
Total                                                                         271,120
-------------------------------------------------------------------------------------

DISTRIBUTORS (--%)
Li & Fung Ltd.                                          40,000(c)             225,038
-------------------------------------------------------------------------------------

DIVERSIFIED CONSUMER SERVICES (0.2%)
Apollo Group, Inc., Class A                             15,048(b)             772,715
Bridgepoint Education, Inc.                             19,700(b,g)           304,562
Corinthian Colleges, Inc.                               13,599(b,g)            95,465
CPI Corp.                                                4,400                113,872
ITT Educational Services, Inc.                           6,500(b,g)           456,755
Lincoln Educational Services Corp.                      21,500(b)             309,815
Pre-Paid Legal Services, Inc.                            5,325(b,g)           332,759
Sotheby's                                                3,850(g)             141,757
                                                                      ---------------
Total                                                                       2,527,700
-------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (1.5%)
AMMB Holdings Bhd                                      145,600(c)             279,755
BM&FBovespa SA                                          44,500(c)             372,632
Citigroup, Inc.                                      2,228,854(b)           8,692,530
ING Groep NV - CVA                                     130,250(b,c)         1,351,307
IntercontinentalExchange, Inc.                             800(b)              83,776
NYSE Euronext                                          179,800              5,136,886
                                                                      ---------------
Total                                                                      15,916,886
-------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (1.8%)
AboveNet, Inc.                                             600(b)              31,254
Alaska Communications Systems Group, Inc.                2,700                 27,405
AT&T, Inc.                                             129,388              3,700,497
Bezeq Israeli Telecommunication Corp., Ltd.            382,170(c)             952,785
CenturyLink, Inc.                                        1,700                 67,082


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
22  COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
DIVERSIFIED TELECOMMUNICATION SERVICES (CONT.)
Chunghwa Telecom Co., Ltd., ADR                         16,535(c,g)          $370,715
IDT Corp., Class B                                       1,800(b,g)            32,022
Qwest Communications International, Inc.                73,785                462,632
Tele2 AB, Series B                                      68,427(c)           1,437,265
Telefonica SA                                           27,258(c)             675,027
Telenor ASA                                             52,405(c)             821,155
Verizon Communications, Inc.                           305,249(g)           9,948,064
                                                                      ---------------
Total                                                                      18,525,903
-------------------------------------------------------------------------------------

ELECTRIC UTILITIES (1.3%)
Edison International                                    18,640                641,030
El Paso Electric Co.                                    15,500(b)             368,590
Enel SpA                                               156,865(c)             836,170
Exelon Corp.                                           202,242              8,611,463
Federal Hydrogenerating Co., ADR                        11,880(b,c)            61,182
FirstEnergy Corp.                                        6,300(g)             242,802
Fortum OYJ                                              58,445(c)           1,529,023
IDACORP, Inc.                                            7,700                276,584
Portland General Electric Co.                           19,100                387,348
UIL Holdings Corp.                                       9,600                270,336
Unisource Energy Corp.                                   7,000                234,010
                                                                      ---------------
Total                                                                      13,458,538
-------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.6%)
AZZ, Inc.                                                7,700                329,868
Brady Corp., Class A                                     9,900                288,783
Emerson Electric Co.                                    37,081              1,952,686
Franklin Electric Co., Inc.                             10,200(g)             338,232
GrafTech International Ltd.                              4,760(b)              74,399
Harbin Electric, Inc.                                    7,251(b,c,g)         129,720
LS Corp.                                                 1,750(c)             179,605
Mitsubishi Electric Corp.                              143,000(c)           1,230,071
Powell Industries, Inc.                                  3,300(b)             102,696
Schneider Electric SA                                   10,456(c)           1,325,827
Zhuzhou CSR Times Electric Co., Ltd., Series
 H                                                      97,000(c)             311,302
                                                                      ---------------
Total                                                                       6,263,189
-------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (0.9%)
Agilysys, Inc.                                          24,800(b)             161,200
Anixter International, Inc.                              7,758(b,g)           418,854
Dolby Laboratories, Inc., Class A                       11,400(b)             647,634
Electro Rent Corp.                                      15,500                205,840
FUJIFILM Holdings Corp.                                 33,800(c)           1,119,648
Halma PLC                                              173,528(c)             862,709
Hon Hai Precision Industry Co., Ltd.                   181,640(c)             683,273
Insight Enterprises, Inc.                               10,539(b)             164,830
Keithley Instruments, Inc.                              13,800                296,838
Littelfuse, Inc.                                         2,937(b)             128,347
Measurement Specialties, Inc.                            9,700(b)             179,256
Methode Electronics, Inc.                                8,045(g)              73,049
Murata Manufacturing Co., Ltd.                          20,200(c)           1,064,814
Power-One, Inc.                                         36,800(b,g)           334,512
Richardson Electronics Ltd.                             17,800                186,900
Rofin-Sinar Technologies, Inc.                          13,900(b)             352,782
Tyco Electronics Ltd.                                   39,710(c)           1,160,325
Vishay Intertechnology, Inc.                            65,738(b,g)           636,344
WPG Holdings Co., Ltd.                                 169,590(c)             336,617
Young Fast Optoelectronics Co., Ltd.                    16,000(c)             182,354
                                                                      ---------------
Total                                                                       9,196,126
-------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (1.0%)
Atwood Oceanics, Inc.                                    3,622(b,g)           110,290
Core Laboratories NV                                     8,178(c,g)           719,991
Diamond Offshore Drilling, Inc.                          4,400(g)             298,188
Gulf Island Fabrication, Inc.                            7,100                129,220
Lufkin Industries, Inc.                                  2,750                120,725
McDermott International, Inc.                            6,323(b)              93,454


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                    COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT  23

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
ENERGY EQUIPMENT & SERVICES (CONT.)
National Oilwell Varco, Inc.                           104,729             $4,657,299
Noble Corp.                                             41,904(c)           1,415,936
Oceaneering International, Inc.                         11,300(b)             608,618
Oil States International, Inc.                           3,639(b)             169,395
PHI, Inc.                                               19,200(b)             310,656
Rowan Companies, Inc.                                   16,786(b)             509,623
RPC, Inc.                                                1,500                 31,740
Shinko Plantech Co., Ltd.                              114,500(c)           1,039,787
Tecnicas Reunidas SA                                    11,971(c)             638,196
Tetra Technologies, Inc.                                 8,271(b,g)            84,364
Willbros Group, Inc.                                     3,275(b)              30,032
                                                                      ---------------
Total                                                                      10,967,514
-------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (1.6%)
BIM Birlesik Magazalar AS                                5,360(c)             154,747
CP ALL PCL                                             240,530(c)             336,392
Drogasil SA                                              8,400(c)             214,595
Eurocash SA                                             29,615(c)             268,616
George Weston Ltd.                                      11,086(c)             850,821
Koninklijke Ahold NV                                   106,940(c)           1,441,585
Magnit OJSC, GDR                                         7,551(c,d,j)         190,285
Nash Finch Co.                                           1,670(g)              71,042
Ruddick Corp.                                            5,411                187,653
Seven & I Holdings Co., Ltd.                            60,000(c)           1,406,014
Spartan Stores, Inc.                                     4,235                 61,408
The Andersons, Inc.                                      1,721                 65,226
Wal-Mart Stores, Inc.                                  218,750(g)          11,707,500
                                                                      ---------------
Total                                                                      16,955,884
-------------------------------------------------------------------------------------

FOOD PRODUCTS (1.9%)
Balrampur Chini Mills Ltd.                             347,336(c)             716,467
Cal-Maine Foods, Inc.                                    8,909(g)             258,183
Campbell Soup Co.                                       57,700(g)           2,062,775
Charoen Pokphand Foods PCL                             208,330(c)             174,126
Corn Products International, Inc.                       16,600                622,500
Darling International, Inc.                             11,362(b)              96,804
Fresh Del Monte Produce, Inc.                            3,434(b,c)            74,518
HJ Heinz Co.                                             7,900                374,223
Hormel Foods Corp.                                      76,039              3,391,339
Indofood CBP Sukses Makmur TBK PT                       44,120(b,c)            26,730
Marine Harvest ASA                                   1,496,477(c)           1,304,838
Nestle SA                                               26,983(c)           1,438,013
Parmalat SpA                                           451,414(c)           1,158,207
The Hershey Co.                                        187,029(g)           8,900,710
                                                                      ---------------
Total                                                                      20,599,433
-------------------------------------------------------------------------------------

GAS UTILITIES (0.3%)
Chesapeake Utilities Corp.                               5,200                188,344
Energen Corp.                                            7,500                342,900
ENN Energy Holdings Ltd.                               154,020(c)             442,683
Perusahaan Gas Negara PT                             2,261,000(c)             977,524
Questar Corp.                                           26,442                463,528
Southwest Gas Corp.                                     11,900                399,721
The Laclede Group, Inc.                                  2,600(g)              89,492
Towngas China Co., Ltd.                                153,000(c)              70,794
UGI Corp.                                               22,200                635,142
                                                                      ---------------
Total                                                                       3,610,128
-------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.2%)
Arthrocare Corp.                                         5,100(b)             138,618
CR Bard, Inc.                                            9,100                741,014
Cyberonics, Inc.                                        10,000(b)             266,800
Haemonetics Corp.                                        2,600(b)             152,178
Kensey Nash Corp.                                        1,700(b)              49,113
Medical Action Industries, Inc.                         12,000(b)             108,600
Sirona Dental Systems, Inc.                             10,258(b)             369,698
St. Shine Optical Co., Ltd.                             19,000(c)             197,080
STERIS Corp.                                             2,884(g)              95,806
Top Glove Corp. Bhd                                     35,500(c)              59,008
                                                                      ---------------
Total                                                                       2,177,915
-------------------------------------------------------------------------------------



See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
24  COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

HEALTH CARE PROVIDERS & SERVICES (2.0%)
Aetna, Inc.                                             26,925               $851,099
Air Methods Corp.                                        8,000(b)             332,640
America Service Group, Inc.                              3,900                 58,032
AMERIGROUP Corp.                                        10,851(b,g)           460,842
AmerisourceBergen Corp.                                 10,100(g)             309,666
Assisted Living Concepts, Inc., Class A                  2,200(b)              66,968
Bio-Reference Labs, Inc.                                 7,500(b,g)           156,450
Cardinal Health, Inc.                                   22,927                757,508
Catalyst Health Solutions, Inc.                          1,806(b)              63,589
Centene Corp.                                            8,898(b)             209,904
Corvel Corp.                                             8,100(b)             343,845
Fleury SA                                               16,704(c)             207,343
Health Grades, Inc.                                     28,300(b)             231,777
Health Net, Inc.                                        16,327(b)             443,931
Healthspring, Inc.                                      14,685(b,g)           379,460
Humana, Inc.                                            56,234(b)           2,825,196
Laboratory Corp. of America Holdings                     9,700(b,g)           760,771
Landauer, Inc.                                           1,200                 75,156
Lincare Holdings, Inc.                                  17,858                448,057
Magellan Health Services, Inc.                           8,378(b)             395,777
Miraca Holdings, Inc.                                   38,900(c)           1,377,136
Molina Healthcare, Inc.                                  5,006(b,g)           135,112
National Research Corp.                                  4,091                106,693
Odontoprev SA                                           18,080(c)             209,347
Quest Diagnostics, Inc.                                  6,000                302,820
Sinopharm Group Co., Series H                           10,400(c)              42,961
Sun Healthcare Group, Inc.                               6,446(b)              54,598
The Providence Service Corp.                            19,700(b)             322,883
Triple-S Management Corp., Series B                      9,466(b,c)           159,502
UnitedHealth Group, Inc.                               256,090              8,991,321
Universal American Corp.                                22,375                330,031
US Physical Therapy, Inc.                               13,200(b)             220,704
                                                                      ---------------
Total                                                                      21,631,119
-------------------------------------------------------------------------------------

HEALTH CARE TECHNOLOGY (--%)
Computer Programs & Systems, Inc.                        7,800                332,046
Medidata Solutions, Inc.                                 7,700(b,g)           147,840
                                                                      ---------------
Total                                                                         479,886
-------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (0.1%)
CEC Entertainment, Inc.                                  2,400(b)              82,392
Ctrip.com International Ltd., ADR                        4,115(b,c,g)         196,491
Domino's Pizza, Inc.                                     5,800(b)              76,676
Hyatt Hotels Corp., Class A                              2,500(b)              93,475
OPAP SA                                                 44,920(c)             710,378
Wyndham Worldwide Corp.                                 14,936                410,292
                                                                      ---------------
Total                                                                       1,569,704
-------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.5%)
American Greetings Corp., Class A                        5,695                105,870
Arnest One Corp.                                        91,700(c)           1,010,710
Forbo Holding AG                                           746(c)             410,099
Foster Electric Co., Ltd.                               49,600(c)           1,257,382
Garmin Ltd.                                             21,221(c,g)           644,057
Kid Brands, Inc.                                         5,900(b)              50,740
LG Electronics, Inc.                                     2,117(c)             178,459
Libbey, Inc.                                            11,700(b)             154,089
MRV Engenharia e Participacoes SA                       23,350(c)             224,386
National Presto Industries, Inc.                           553(g)              58,878
SEB SA                                                  13,094(c,g)         1,123,546
Woongjin Coway Co., Ltd.                                 6,930(c)             269,905
                                                                      ---------------
Total                                                                       5,488,121
-------------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (0.3%)
Energizer Holdings, Inc.                                 7,400(b)             497,502
Kimberly-Clark Corp.                                    26,200(g)           1,704,310
McBride PLC                                            199,407(c)             579,473
Oil-Dri Corp of America                                  1,800                 38,718
                                                                      ---------------
Total                                                                       2,820,003
-------------------------------------------------------------------------------------



                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                    COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT  25

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.2%)
Aboitiz Power Corp.                                    482,500(c)            $229,971
Constellation Energy Group, Inc.                         3,400                109,616
International Power PLC                                281,774(c)           1,717,330
                                                                      ---------------
Total                                                                       2,056,917
-------------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (1.7%)
3M Co.                                                  13,373              1,159,573
Barloworld Ltd.                                         23,100(c)             155,216
DCC PLC                                                 37,293(c)           1,068,181
General Electric Co.                                   800,829             13,013,472
Raven Industries, Inc.                                   7,300(g)             276,597
Seaboard Corp.                                             196                347,116
Standex International Corp.                              1,886                 45,622
Tredegar Corp.                                           8,800                167,024
Tyco International Ltd.                                 36,749(c)           1,349,791
                                                                      ---------------
Total                                                                      17,582,592
-------------------------------------------------------------------------------------

INSURANCE (2.8%)
Aflac, Inc.                                             68,405              3,537,223
Allianz SE                                               8,310(c)             939,176
Allied World Assurance Co. Holdings Ltd.                 3,016(c)             170,675
Alterra Capital Holdings Ltd.                            4,027(c)              80,218
American Equity Investment Life Holding Co.             31,100                318,464
American Financial Group, Inc.                           6,000                183,480
Amil Participacoes SA                                   23,800(c)             228,992
Amtrust Financial Services, Inc.                         6,386(g)              92,725
AON Corp.                                               49,044(g)           1,918,111
Assurant, Inc.                                          40,795              1,660,357
Axis Capital Holdings Ltd.                              31,161              1,026,443
Brit Insurance Holdings NV                              65,040(b,c)         1,047,190
Brown & Brown, Inc.                                     29,900                603,681
China Life Insurance Co., Ltd., ADR                      1,000(c,g)            59,480
China Life Insurance Co., Ltd., Series H                79,000(c,g)           312,082
CNA Financial Corp.                                     12,900(b)             361,071
CNA Surety Corp.                                         4,886(b)              87,557
CNO Financial Group, Inc.                               43,349(b)             240,153
Delphi Financial Group, Inc., Class A                   10,200                254,898
FBL Financial Group, Inc., Class A                      12,200                316,956
First Mercury Financial Corp.                            7,600                 76,608
Flagstone Reinsurance Holdings SA                        1,915(c)              20,318
Hartford Financial Services Group, Inc.                128,598              2,951,324
Horace Mann Educators Corp.                             19,341                343,883
Lincoln National Corp.                                  28,700                686,504
Marsh & McLennan Companies, Inc.                         4,200                101,304
Meadowbrook Insurance Group, Inc.                        7,702                 69,087
Montpelier Re Holdings Ltd.                              9,001(c)             155,897
National Financial Partners Corp.                       17,225(b)             218,241
Platinum Underwriters Holdings Ltd.                      6,615(c,g)           287,885
Protective Life Corp.                                   27,914                607,409
Prudential Financial, Inc.                              42,507              2,303,029
Reinsurance Group of America, Inc.                      13,400                647,086
Sampo OYJ, Series A                                     56,764(c)           1,533,024
The Allstate Corp.                                      33,498              1,056,862
Torchmark Corp.                                         38,731              2,058,165
Unum Group                                              28,830                638,585
XL Group PLC                                            30,959                670,572
Zurich Financial Services AG                             6,438(c)           1,509,388
                                                                      ---------------
Total                                                                      29,374,103
-------------------------------------------------------------------------------------



See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
26  COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

INTERNET & CATALOG RETAIL (0.2%)
HSN, Inc.                                                2,700(b,g)           $80,730
Liberty Media Corp. -- Interactive, Class A              6,222(b,p)            85,304
priceline.com, Inc.                                      5,655(b)           1,969,862
                                                                      ---------------
Total                                                                       2,135,896
-------------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (0.2%)
Baidu, Inc., ADR                                         3,500(b,c)           359,170
j2 Global Communications, Inc.                          15,800(b,g)           375,882
Liquidity Services, Inc.                                16,400(b)             262,564
ModusLink Global Solutions, Inc.                         8,368(b)              53,137
NHN Corp.                                                1,331(b,c)           228,839
Tencent Holdings Ltd.                                   11,000(c,g)           240,453
Travelzoo, Inc.                                         10,000(b)             257,600
ValueClick, Inc.                                        29,500(b)             385,859
                                                                      ---------------
Total                                                                       2,163,504
-------------------------------------------------------------------------------------

IT SERVICES (2.0%)
Acxiom Corp.                                            23,800(b)             377,468
Broadridge Financial Solutions, Inc.                    25,200                576,324
Computer Sciences Corp.                                  1,100                 50,600
CSG Systems International, Inc.                         16,698(b)             304,405
DST Systems, Inc.                                        9,700                434,948
Fidelity National Information Services, Inc.             3,400                 92,242
IBM Corp.                                              105,504             14,152,306
Infosys Technologies Ltd.                                5,236(c)             355,417
Infosys Technologies Ltd., ADR                           1,100(c,g)            74,041
Lender Processing Services, Inc.                         7,100                235,933
MAXIMUS, Inc.                                            6,300                387,954
Paychex, Inc.                                            3,000                 82,470
Redecard SA                                              7,582(c)             118,460
SAIC, Inc.                                              21,770(b,g)           347,885
Syntel, Inc.                                             7,500                333,750
TeleTech Holdings, Inc.                                 23,284(b)             345,535
Teradata Corp.                                          34,664(b)           1,336,643
The Western Union Co.                                   47,200                834,024
Total System Services, Inc.                             66,229              1,009,330
Unisys Corp.                                             2,690(b)              75,051
VeriFone Systems, Inc.                                   3,300(b,g)           102,531
                                                                      ---------------
Total                                                                      21,627,317
-------------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (0.2%)
Altek Corp.                                            359,108(c)             533,442
Arctic Cat, Inc.                                        12,200(b)             125,050
Giant Manufacturing Co., Ltd.                           58,000(c)             218,178
Jakks Pacific, Inc.                                     20,299(b,g)           358,074
Mattel, Inc.                                            12,599                295,573
Polaris Industries, Inc.                                 5,363                349,131
Sturm Ruger & Co., Inc.                                 23,500                320,540
                                                                      ---------------
Total                                                                       2,199,988
-------------------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES (--%)
Bruker Corp.                                            26,100(b,g)           366,183
Waters Corp.                                               800(b)              56,624
                                                                      ---------------
Total                                                                         422,807
-------------------------------------------------------------------------------------

MACHINERY (0.8%)
Blount International, Inc.                               9,600(b)             122,208
Briggs & Stratton Corp.                                 18,700                355,487
CLARCOR, Inc.                                           11,000                424,930
Crane Co.                                               11,700                443,898
Cummins, Inc.                                            1,726(g)             156,341
Demag Cranes AG                                         20,837(b,c)           799,234
Eaton Corp.                                             21,342              1,760,501
Harsco Corp.                                             8,600(g)             211,388
Hawk Corp., Class A                                      1,400(b)              60,578
Joy Global, Inc.                                        10,755                756,292
Kaydon Corp.                                             7,800(g)             269,880
LB Foster Co., Class A                                   2,114(b,g)            61,179
NACCO Industries, Inc., Class A                          2,100                183,519
Navistar International Corp.                             9,320(b,g)           406,725
Nordson Corp.                                            4,702(g)             346,490
Oshkosh Corp.                                            1,838(b)              50,545
Parker Hannifin Corp.                                   11,800                826,708


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                    COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT  27

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
MACHINERY (CONT.)
Sany Heavy Equipment International Holdings
 Co., Ltd.                                              66,000(c)            $116,540
Tennant Co.                                              9,700                299,730
The Gorman-Rupp Co.                                      8,900                245,284
Thermax Ltd.                                             4,463(c)              79,503
                                                                      ---------------
Total                                                                       7,976,960
-------------------------------------------------------------------------------------

MEDIA (0.8%)
DIRECTV, Class A                                        36,200(b)           1,507,006
DISH Network Corp., Class A                             33,041                633,066
EW Scripps Co., Class A                                 10,100(b,g)            79,588
Gannett Co., Inc.                                       26,944(g)             329,525
Grupo Comercial Chedraui SA de CV                       49,400(b,c)           142,120
Naspers Ltd., Series N                                   7,993(c)             391,100
Time Warner Cable, Inc.                                 22,300              1,203,977
Time Warner, Inc.                                       39,300              1,204,545
Valassis Communications, Inc.                            9,000(b)             305,010
Viacom, Inc., Class B                                   73,627              2,664,561
                                                                      ---------------
Total                                                                       8,460,498
-------------------------------------------------------------------------------------

METALS & MINING (2.4%)
Anglo Platinum Ltd.                                      2,495(b,c)           236,783
AngloGold Ashanti Ltd., ADR                              3,200(c,g)           147,968
Aurubis AG                                              21,376(c)           1,018,656
BHP Billiton Ltd.                                       62,526(c)           2,351,385
Brush Engineered Materials, Inc.                         3,456(b,g)            98,289
Centerra Gold, Inc.                                     49,200(c)             793,934
Cia de Minas Buenaventura SA, ADR                        4,167(c)             188,265
Cliffs Natural Resources, Inc.                           5,171                330,530
Eastern Platinum Ltd.                                  695,000(b,c)           959,366
Eurasian Natural Resources Corp., PLC                   18,357(c)             264,851
First Quantum Minerals Ltd.                              7,800(c,g)           593,322
Freeport-McMoRan Copper & Gold, Inc.                    56,815              4,851,434
Gold Fields Ltd., ADR                                   11,393(c)             173,971
Gujarat NRE Coke Ltd.                                   89,284(c)             122,681
Mechel, ADR                                             10,648(c)             265,135
Newmont Mining Corp.                                   137,400(g)           8,630,095
OneSteel Ltd.                                          249,780(c)             707,338
POSCO                                                      585(c)             264,789
Southern Copper Corp.                                    7,260                254,971
Sterlite Industries India Ltd.                          44,535(c)             165,396
Tata Steel Ltd.                                         23,790(c)             345,071
Teck Resources Ltd., Class B                            14,400(c)             592,704
Thompson Creek Metals Co., Inc.                         71,088(b,c)           766,371
Vale SA                                                 34,870(c)           1,077,650
Vale SA, ADR                                             8,569(c)             243,313
Worthington Industries, Inc.                             5,013                 75,345
                                                                      ---------------
Total                                                                      25,519,613
-------------------------------------------------------------------------------------

MULTILINE RETAIL (1.1%)
Big Lots, Inc.                                           2,300(b)              76,475
Clicks Group Ltd.                                       36,900(c)             234,168
Dillard's, Inc., Class A                                15,207(g)             359,493
Dollar Tree, Inc.                                       14,500(b)             707,020
Family Dollar Stores, Inc.                             187,233              8,268,209
Golden Eagle Retail Group Ltd.                         107,000(c)             303,401
Macy's, Inc.                                            83,454              1,926,953
Ramayana Lestari Sentosa Tbk PT                        451,581(c)              44,119
                                                                      ---------------
Total                                                                      11,919,838
-------------------------------------------------------------------------------------

MULTI-UTILITIES (0.9%)
AGL Energy Ltd.                                         78,800(c)           1,231,511
Alliant Energy Corp.                                    17,700                643,395
Consolidated Edison, Inc.                                2,700                130,194
DTE Energy Co.                                           6,600                303,138
NSTAR                                                   16,600                653,210
OGE Energy Corp.                                        14,400                574,128
Public Service Enterprise Group, Inc.                  128,200              4,240,856


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
28  COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
MULTI-UTILITIES (CONT.)
RWE AG                                                  21,313(c)          $1,439,726
Xcel Energy, Inc.                                       15,800(g)             362,926
                                                                      ---------------
Total                                                                       9,579,084
-------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (5.3%)
Alpha Natural Resources, Inc.                           16,500(b)             678,975
Apache Corp.                                            93,256              9,116,706
AWE Ltd.                                               652,527(b,c,g)         977,535
Banpu PCL                                                4,400(c)             104,866
Bill Barrett Corp.                                       3,560(b)             128,160
BP PLC                                                 247,836(c)           1,665,430
Cairn India Ltd.                                        12,217(b,c)            91,070
Chevron Corp.                                          150,094(g,q)        12,165,118
China Shenhua Energy Co., Ltd., Series H                90,000(c)             372,356
Cimarex Energy Co.                                       6,931                458,694
Cloud Peak Energy, Inc.                                  4,200(b)              76,650
CNOOC Ltd.                                             151,000(c)             292,709
ConocoPhillips                                         191,151             10,977,801
CVR Energy, Inc.                                        29,579(b,g)           244,027
Exxon Mobil Corp.                                       96,075(g)           5,936,473
International Coal Group, Inc.                          64,700(b)             344,204
James River Coal Co.                                    19,400(b,g)           340,082
Japan Petroleum Exploration Co.                         21,700(c)             817,617
Knightsbridge Tankers Ltd.                               3,624(c)              68,494
Lukoil OAO, ADR                                         12,779(c)             725,847
Massey Energy Co.                                        8,853                274,620
Murphy Oil Corp.                                           600                 37,152
OGX Petroleo e Gas Participacoes SA                     36,700(b,c)           477,903
Patriot Coal Corp.                                       5,731(b)              65,391
Peabody Energy Corp.                                    18,000                882,180
Penn Virginia Corp.                                      2,743(g)              43,998
Petroleo Brasileiro SA, ADR                              6,700(c,g)           224,724
Petroleum Development Corp.                              5,942(b)             163,999
QEP Resources, Inc.                                      6,942                209,232
Rosneft Oil Co., GDR                                   150,410(c)           1,003,235
Royal Dutch Shell PLC, Series B                         49,313(c)           1,438,449
Southern Union Co.                                       1,800(g)              43,308
Stone Energy Corp.                                       3,925(b,g)            57,815
Sunoco, Inc.                                            18,200(g)             664,300
Swift Energy Co.                                         2,079(b,g)            58,378
Tambang Batubara Bukit Asam Tbk PT                      93,500(c)             204,220
Total SA                                                28,275(c)           1,457,282
VAALCO Energy, Inc.                                     24,500(b)             140,630
Valero Energy Corp.                                     44,800                784,448
W&T Offshore, Inc.                                      32,700(g)             346,620
Whiting Petroleum Corp.                                  2,607(b)             248,995
World Fuel Services Corp.                               15,239                396,366
Yanzhou Coal Mining Co., Ltd., ADR                         700(c,g)            17,059
Yanzhou Coal Mining Co., Ltd., Series H                520,000(c)           1,276,090
                                                                      ---------------
Total                                                                      56,099,208
-------------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.2%)
Clearwater Paper Corp.                                   4,737(b)             360,391
Domtar Corp.                                             5,400(c)             348,732
KapStone Paper and Packaging Corp.                       4,558(b)              55,334
Neenah Paper, Inc.                                       9,800                148,960
Schweitzer-Mauduit International, Inc.                   2,676                156,038
Svenska Cellulosa AB, Series B                          81,132(c)           1,234,436
                                                                      ---------------
Total                                                                       2,303,891
-------------------------------------------------------------------------------------

PERSONAL PRODUCTS (0.1%)
Herbalife Ltd.                                          10,700(c)             645,745
Hypermarcas SA                                          24,700(b,c)           379,191
Inter Parfums, Inc.                                      6,400(g)             112,576
Nu Skin Enterprises, Inc., Class A                      14,088                405,734
                                                                      ---------------
Total                                                                       1,543,246
-------------------------------------------------------------------------------------

PHARMACEUTICALS (4.1%)
Abbott Laboratories                                    164,648              8,601,211
AstraZeneca PLC                                         10,049(c)             510,407
AstraZeneca PLC, ADR                                    32,047(c,g)         1,624,783


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                    COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT  29

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
PHARMACEUTICALS (CONT.)
Eli Lilly & Co.                                        195,415             $7,138,509
Endo Pharmaceuticals Holdings, Inc.                     21,290(b)             707,680
Forest Laboratories, Inc.                               74,770(b)           2,312,636
Genomma Lab Internacional SA de CV                      91,160(b,c,g)         175,081
GlaxoSmithKline PLC                                     64,336(c)           1,267,786
Hi-Tech Pharmacal Co., Inc.                             12,800(b,g)           259,072
Impax Laboratories, Inc.                                16,384(b,g)           324,403
Johnson & Johnson                                      151,774(g,q)         9,403,916
Kalbe Farma Tbk PT                                     764,500(c)             218,919
Medicis Pharmaceutical Corp., Class A                   13,849(g)             410,623
Merck & Co., Inc.                                       86,734              3,192,679
Novartis AG                                             15,634(c)             896,850
Par Pharmaceutical Companies, Inc.                       5,790(b,g)           168,373
Perrigo Co.                                              4,746                304,788
Pharmstandard, GDR                                       4,500(b,c,d,g,j)      84,656
Questcor Pharmaceuticals, Inc.                           7,968(b,g)            79,043
Roche Holding AG                                        14,496(c)           1,980,417
Sanofi-Aventis SA                                       32,774(c)           2,183,775
Santen Pharmaceutical Co., Ltd.                         26,400(c)             914,369
Valeant Pharmaceuticals International, Inc.              9,439(c,g)           236,441
Viropharma, Inc.                                        27,156(b,g)           404,896
Warner Chilcott PLC, Class A                            25,600(c)             574,464
                                                                      ---------------
Total                                                                      43,975,777
-------------------------------------------------------------------------------------

PROFESSIONAL SERVICES (0.7%)
Atkins WS PLC                                          100,263(c)           1,159,150
Dun & Bradstreet Corp.                                  80,300(g)           5,953,442
The Corporate Executive Board Co.                        2,800                 88,368
                                                                      ---------------
Total                                                                       7,200,960
-------------------------------------------------------------------------------------

REAL ESTATE (--%)
BGP Holdings PLC                                       581,000(b,c,j,r)             1
-------------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (1.6%)
American Capital Agency Corp.                            9,431(g)             250,582
Annaly Capital Management, Inc.                         19,000                334,400
Anworth Mortgage Asset Corp.                            13,774                 98,209
Apartment Investment & Management Co., Class
 A                                                      68,067              1,455,272
Ashford Hospitality Trust, Inc.                         36,100(b)             326,705
Capstead Mortgage Corp.                                 19,418                211,074
CBL & Associates Properties, Inc.                       30,700(g)             400,942
Colonial Properties Trust                               22,400(g)             362,656
Entertainment Properties Trust                           1,792(g)              77,379
Equity Residential                                       7,900                375,803
General Growth Properties, Inc.                         15,300                238,680
Glimcher Realty Trust                                   53,600(g)             329,640
Hatteras Financial Corp.                                10,900(g)             310,323
Hospitality Properties Trust                            28,400                634,172
Invesco Mortgage Capital, Inc.                          15,200                327,104
Japan Retail Fund Investment Corp.                         952(c)           1,340,122
LaSalle Hotel Properties                                17,100(g)             399,969
Lexington Realty Trust                                  38,100(g)             272,796
Medical Properties Trust, Inc.                           9,765                 99,017
MFA Financial, Inc.                                     20,885                159,353
Nationwide Health Properties, Inc.                       4,500                174,015
One Liberty Properties, Inc.                            14,100(g)             224,331
Pennsylvania Real Estate Investment Trust                5,000(g)              59,300
Pennymac Mortgage Investment Trust                       5,000                 89,450
Piedmont Office Realty Trust, Inc., Class A             17,300(g)             327,143


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
30  COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
REAL ESTATE INVESTMENT TRUSTS (REITS) (CONT.)
PS Business Parks, Inc.                                  6,200               $350,734
Resource Capital Corp.                                  51,000                323,850
Saul Centers, Inc.                                       4,000                167,800
Simon Property Group, Inc.                              44,876              4,161,799
Sun Communities, Inc.                                    8,800(g)             270,160
Ventas, Inc.                                             4,400(g)             226,908
Vornado Realty Trust                                    31,198(g)           2,668,365
                                                                      ---------------
Total                                                                      17,048,053
-------------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (0.4%)
Ayala Land, Inc.                                       385,800(c)             154,848
CB Richard Ellis Group, Inc., Class A                    9,309(b)             170,169
China Vanke Co., Ltd., Series B                        124,896(c)             157,917
Hongkong Land Holdings Ltd.                            190,000(c)           1,179,899
Huaku Development Co., Ltd.                            483,377(c)           1,338,586
Jones Lang LaSalle, Inc.                                 1,950                168,227
SM Prime Holdings, Inc.                                619,500(c)             178,292
Swire Pacific Ltd., Series A                            55,500(c,g)           764,684
                                                                      ---------------
Total                                                                       4,112,622
-------------------------------------------------------------------------------------

ROAD & RAIL (0.3%)
Amerco, Inc.                                             4,200(b)             333,816
Globaltrans Investment PLC, GDR                         12,466(c,d,j)         188,112
Heartland Express, Inc.                                 17,300                257,251
Ryder System, Inc.                                      42,748(g)           1,828,332
Werner Enterprises, Inc.                                16,800(g)             344,232
                                                                      ---------------
Total                                                                       2,951,743
-------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.5%)
Advanced Micro Devices, Inc.                            67,600(b)             480,636
Alpha & Omega Semiconductor Ltd.                         5,700(b)              64,752
Altera Corp.                                            16,500(g)             497,640
Amkor Technology, Inc.                                  27,200(b)             178,704
Analog Devices, Inc.                                     8,400                263,592
Cabot Microelectronics Corp.                            11,000(b)             353,980
GT Solar International, Inc.                            40,700(b,g)           340,659
Intel Corp.                                            468,000              8,999,640
Macronix International                               1,114,000(c)             693,664
Marvell Technology Group Ltd.                            3,658(b,c)            64,052
MediaTek, Inc.                                          73,127(c)           1,027,749
Micrel, Inc.                                            34,000(g)             335,240
Omnivision Technologies, Inc.                            6,550(b,g)           150,912
Power Integrations, Inc.                                   526                 16,722
RF Micro Devices, Inc.                                  66,900(b)             410,766
Samsung Electronics Co., Ltd.                            2,683(c)           1,828,676
Samsung Electronics Co., Ltd., GDR                         427(c,j)           146,461
Taiwan Semiconductor Manufacturing Co., Ltd.           147,000(c)             291,779
Taiwan Semiconductor Manufacturing Co., Ltd.,
 ADR                                                    17,800(c)             180,492
Teradyne, Inc.                                           2,845(b,g)            31,693
Texas Instruments, Inc.                                354,425(g)           9,619,094
United Microelectronics Corp.                          241,000(c)             106,859
Xilinx, Inc.                                             2,100(g)              55,881
                                                                      ---------------
Total                                                                      26,139,643
-------------------------------------------------------------------------------------

SOFTWARE (1.8%)
ArcSight, Inc.                                           3,224(b)             140,437
Autonomy Corp. PLC                                      39,969(b,c)         1,138,262
BMC Software, Inc.                                       5,600(b)             226,688
CA, Inc.                                                 3,000                 63,360
Fair Isaac Corp.                                        11,300(g)             278,658
Intuit, Inc.                                            18,800(b)             823,628
Kingdee International Software Group Co.,
 Ltd.                                                  368,000(c)             172,173
Manhattan Associates, Inc.                              11,800(b,g)           346,330
Microsoft Corp.                                        582,672             14,269,638
Nintendo Co., Ltd.                                       3,400(c)             849,695
Quest Software, Inc.                                    16,500(b)             405,735


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                    COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT  31

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
SOFTWARE (CONT.)
Renaissance Learning, Inc.                               9,700                $98,843
TIBCO Software, Inc.                                    12,722(b)             225,688
VirnetX Holding Corp.                                   20,700                303,876
                                                                      ---------------
Total                                                                      19,343,011
-------------------------------------------------------------------------------------

SPECIALTY RETAIL (2.3%)
Ace Hardware Indonesia Tbk PT                          703,000(c)             159,862
Advance Auto Parts, Inc.                                11,700                686,556
Aeropostale, Inc.                                       26,200(b)             609,150
AnnTaylor Stores Corp.                                   5,380(b)             108,891
Asbury Automotive Group, Inc.                            4,520(b)              63,596
AutoZone, Inc.                                           3,100(b)             709,621
Belle International Holdings Ltd.                      194,000(c)             389,565
Brown Shoe Co., Inc.                                     3,755                 43,070
DSW, Inc., Class A                                       9,426(b,g)           270,526
EDION Corp.                                             71,000(c)             521,421
GAME Group PLC                                         708,384(c)             734,402
GameStop Corp., Class A                                103,653(b,g)         2,043,001
Home Product Center PLC                                752,510(c)             274,002
Jo-Ann Stores, Inc.                                      6,214(b,g)           276,834
JOS A Bank Clothiers, Inc.                               4,086(b,g)           174,104
Limited Brands, Inc.                                   320,702              8,588,400
PetSmart, Inc.                                          18,572(g)             650,020
Rent-A-Center, Inc.                                     17,296                387,084
Ross Stores, Inc.                                       50,100              2,736,462
The Cato Corp., Class A                                 13,396                358,477
The Childrens Place Retail Stores, Inc.                  7,654(b)             373,286
The Finish Line, Inc., Class A                          22,902(g)             318,567
The Gap, Inc.                                           42,325                788,938
The Men's Wearhouse, Inc.                                8,395                199,717
TJX Companies, Inc.                                     13,686                610,806
USS Co., Ltd.                                           16,400(c)           1,224,057
Yamada Denki Co., Ltd.                                  11,450(c)             710,567
                                                                      ---------------
Total                                                                      24,010,982
-------------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (1.3%)
Adidas AG                                               21,750(c)           1,346,488
China Lilang Ltd.                                      127,140(c)             213,028
Coach, Inc.                                            103,969(g)           4,466,508
Deckers Outdoor Corp.                                    8,648(b)             432,054
Jones Apparel Group, Inc.                                8,204                161,127
LG Fashion Corp.                                        41,657(c)           1,242,402
Maidenform Brands, Inc.                                  4,900(b)             141,365
NIKE, Inc., Class B                                     36,479(g)           2,923,427
Polo Ralph Lauren Corp.                                  4,146                372,560
Quiksilver, Inc.                                        50,400(b)             197,064
Skechers U.S.A., Inc., Class A                           3,410(b)              80,101
The Timberland Co., Class A                             10,600(b)             209,986
The Warnaco Group, Inc.                                  3,518(b)             179,875
Titan Industries Ltd.                                    3,035(c)             221,105
Trinity Ltd.                                           216,000(c)             211,303
True Religion Apparel, Inc.                              2,248(b,g)            47,972
VF Corp.                                                 2,466                199,795
Youngone Corp.                                          78,400(c)             676,028
                                                                      ---------------
Total                                                                      13,322,188
-------------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (--%)
Astoria Financial Corp.                                  4,165(g)              56,769
Federal Agricultural Mortgage Corp., Class C             8,200(g)              88,724
Flushing Financial Corp.                                 6,900                 79,764
Provident Financial Services, Inc.                       9,800                121,128
                                                                      ---------------
Total                                                                         346,385
-------------------------------------------------------------------------------------

TOBACCO (1.7%)
Altria Group, Inc.                                     141,097(g)           3,389,150
Gudang Garam Tbk PT                                     54,500(c)             315,800
ITC Ltd.                                                52,301(c)             207,505
Lorillard, Inc.                                         24,900              1,999,719
Philip Morris International, Inc.                      205,343             11,503,315
Universal Corp.                                          3,521                141,157
                                                                      ---------------
Total                                                                      17,556,646
-------------------------------------------------------------------------------------



See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
32  COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

TRADING COMPANIES & DISTRIBUTORS (0.4%)
Applied Industrial Technologies, Inc.                   12,500(g)            $382,500
H&E Equipment Services, Inc.                             8,893(b)              70,877
ITOCHU Corp.                                           110,700(c)           1,013,236
Kloeckner & Co., SE                                     28,614(b,c)           643,851
Mitsui & Co., Ltd.                                      69,100(c)           1,028,181
TAL International Group, Inc.                            9,400(g)             227,668
United Rentals, Inc.                                    25,062(b)             371,920
WW Grainger, Inc.                                        6,100                726,571
                                                                      ---------------
Total                                                                       4,464,804
-------------------------------------------------------------------------------------

WATER UTILITIES (--%)
Manila Water Co., Inc.                                 307,400(c)             133,055
-------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.8%)
Advanced Information Service                           176,300(c)             554,403
America Movil SAB de CV, Series L, ADR                   7,562(c)             403,281
Freenet AG                                             117,369(c)           1,380,720
Millicom International Cellular SA                       1,200(c)             115,140
Mobile Telesystems OJSC, ADR                            20,145(c)             427,678
MTN Group Ltd.                                           7,418(c)             134,195
NII Holdings, Inc.                                       3,605(b)             148,166
NTT DoCoMo, Inc.                                           400(c,g)           666,108
Shenandoah Telecommunications Co.                        1,200                 21,804
Softbank Corp.                                          47,600(c,g)         1,557,392
Telephone & Data Systems, Inc.                          19,679                645,471
United States Cellular Corp.                             8,400(b,g)           386,148
USA Mobility, Inc.                                      20,512                328,807
Vivo Participacoes SA, ADR                              23,493(c)             638,305
Vodafone Group PLC                                     225,977(c)             557,650
                                                                      ---------------
Total                                                                       7,965,268
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $663,158,669)                                                     $691,412,006
-------------------------------------------------------------------------------------



PREFERRED STOCKS (0.6%)
ISSUER                                                 SHARES                VALUE(a)
BANKING (0.2%)
Bank of America Corp. 7.250% Convertible                   400               $392,500
Citigroup, Inc.
 7.500% Convertible                                      4,200                497,742
Fifth Third Bancorp 8.500% Convertible                   1,400                180,054
UBS AG
 6.750% Convertible                                      2,800(c)              77,700
                                                                      ---------------
Total                                                                       1,147,996
-------------------------------------------------------------------------------------

ELECTRIC (--%)
Great Plains Energy, Inc. 12.000% Convertible            2,400                151,944
PPL Corp.
 9.500% Convertible                                      3,500(g)             199,662
                                                                      ---------------
Total                                                                         351,606
-------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (--%)
Cia Brasileira de Distribuicao Grupo Pao de
 Acucar, Series A                                        5,070(c)             174,227
-------------------------------------------------------------------------------------

FOOD AND BEVERAGE (--%)
2009 Dole Food Automatic Common Exchange
 Security Trust
 7.000% Convertible                                     19,600(d,j)           186,506
Archer-Daniels-Midland Co.
 6.250% Convertible                                      4,200(g)             173,628
                                                                      ---------------
Total                                                                         360,134
-------------------------------------------------------------------------------------

GAS PIPELINES (--%)
El Pasco Corp.
 4.990% Convertible                                        190                218,880
-------------------------------------------------------------------------------------

HEALTH CARE (--%)
Omnicare Captial Trust II 4.000% Convertible             2,600                 97,175
-------------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (0.2%)
Henkel AG & Co. KGaA                                    25,958(c)           1,394,309
-------------------------------------------------------------------------------------

INDEPENDENT ENERGY (--%)
Apache Corp.
 6.000% Convertible                                      3,700(b)             215,294
-------------------------------------------------------------------------------------



                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                    COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT  33

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------

PREFERRED STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

METALS (--%)
AngloGold Ashanti Ltd. 6.000% Convertible                1,800(c)             $95,769
-------------------------------------------------------------------------------------

METALS & MINING (--%)
Usinas Siderurgicas de Minas Gerais SA,
 Series A                                                7,820(c)             104,883
-------------------------------------------------------------------------------------

NON-CAPTIVE CONSUMER (--%)
American International Group, Inc.
 8.500% Convertible                                     20,800                178,672
-------------------------------------------------------------------------------------

OIL FIELD SERVICES (0.2%)
Petroleo Brasileiro SA                                  81,810(c)           1,324,635
-------------------------------------------------------------------------------------

OTHER FINANCIAL INSTITUTIONS (--%)
Ford Motor Co. Captial Trust II
 6.500% Convertible                                     10,400                498,264
-------------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (--%)
Suzano Papel e Celulose SA                              16,060(c)             151,673
-------------------------------------------------------------------------------------

REITS (--%)
Alexandria Real Estate Equities, Inc.
 7.000% Convertible                                      4,200                 98,280
-------------------------------------------------------------------------------------

TECHNOLOGY (--%)
Samsung Electronics Co., Ltd.                              220(c)             107,491
-------------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS
(Cost: $6,330,573)                                                         $6,519,288
-------------------------------------------------------------------------------------



RIGHTS (--%)
ISSUER                                                 SHARES                VALUE(a)
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS
Young Fast Optoelectronics Co., Ltd.                       765(b,c)            $1,665
-------------------------------------------------------------------------------------
TOTAL RIGHTS
(Cost: $--)                                                                    $1,665
-------------------------------------------------------------------------------------



WARRANTS (--%)
ISSUER                                                 SHARES                VALUE(a)
COMMERCIAL BANKS
Unione di Banche Italiane SCPA                           2,728(b,c,j)             $34
-------------------------------------------------------------------------------------
TOTAL WARRANTS
(Cost: $781)                                                                      $34
-------------------------------------------------------------------------------------



EXCHANGE-TRADED FUNDS (0.1%)
                                                       SHARES                VALUE(a)
iShares MSCI EAFE Index Fund                            15,551               $854,061
-------------------------------------------------------------------------------------
TOTAL EXCHANGE-TRADED FUNDS
(Cost: $834,523)                                                             $854,061
-------------------------------------------------------------------------------------




BONDS (31.1%)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
FOREIGN AGENCIES (0.4%)(C)
Banco Nacional de Desenvolvimento Economico e Social Senior Unsecured
 06-10-19                            6.500%              $400,000(d)         $458,616
Ecopetrol SA
 Senior Unsecured
 07-23-19                            7.625                350,000             423,500
Empresa Nacional del Petroleo
 Senior Unsecured
 07-08-19                            6.250                300,000(d)          332,546
Kreditanstalt fuer Wiederaufbau
 (JPY) Government Guaranteed
 01-20-14                            1.350              5,000,000              61,901
Pemex Project Funding Master Trust
 03-01-18                            5.750                250,000             273,983
 01-21-21                            5.500                400,000(d)          425,280
 06-15-35                            6.625                825,000             901,255
Petrobras International Finance Co.
 01-20-20                            5.750                450,000             498,170
Petroleos de Venezuela SA
 04-12-17                            5.250                800,000             464,000
                                                                      ---------------
Total                                                                       3,839,251
-------------------------------------------------------------------------------------



See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
34  COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)

FOREIGN LOCAL GOVERNMENT (0.1%)(c)
New South Wales Treasury Corp.
 (AUD) Local Government Guaranteed
 05-01-12                            6.000%             1,280,000          $1,254,790
-------------------------------------------------------------------------------------

SOVEREIGN (1.0%)(c)
Argentina Bonos
 Senior Unsecured
 09-12-13                            7.000        $       500,000            $471,374
 10-03-15                            7.000                300,000             266,700
Brazilian Government International Bond
 Senior Unsecured
 01-15-19                            5.875                350,000             410,375
Bundesrepublik Deutschland
 (EUR)
 01-04-18                            4.000                750,000           1,160,898
Colombia Government International Bond
 09-18-37                            7.375                400,000             527,000
Colombia Government International Bond
 Senior Unsecured
 03-18-19                            7.375                300,000             379,500
Dominican Republic International Bond
 Senior Unsecured
 05-06-21                            7.500                300,000(d)          337,500
El Salvador Government International Bond
 06-15-35                            7.650                300,000(d)          326,250
Indonesia Government International Bond
 Senior Unsecured
 10-12-35                            8.500                500,000(d)          728,750
Perusahaan Penerbit SBSN
 Senior Unsecured
 04-23-14                            8.800                500,000(d)          600,246
Peruvian Government International Bond
 Senior Unsecured
 07-21-25                            7.350                400,000             519,000
 03-14-37                            6.550                400,000             485,000
Philippine Government International Bond
 Senior Unsecured
 06-17-19                            8.375                230,000             306,188
 01-20-20                            6.500                300,000(g)          358,500
Republic of Argentina
 04-17-17                            7.000                250,000             213,000
Russian Foreign Bond -- Eurobond
 03-31-30                            7.500                574,080(d)          687,713
Russian Foreign Bond -- Eurobond
 Senior Unsecured
 04-29-20                            5.000                300,000(d)          312,000
Turkey Government International Bond
 Senior Unsecured
 07-14-17                            7.500                100,000             121,250
 06-05-20                            7.000                650,000             778,375
 03-30-21                            5.625                250,000             272,500
 03-17-36                            6.875                500,000             581,250
Uruguay Government International Bond
 Senior Unsecured
 03-21-36                            7.625                200,000             258,000
Venezuela Government International Bond
 Senior Unsecured
 05-07-23                            9.000              1,230,000(d,g)        833,325
                                                                      ---------------
Total                                                                      10,934,694
-------------------------------------------------------------------------------------

SUPRANATIONAL (0.1%)(c)
European Investment Bank
 (JPY) Senior Unsecured
 06-20-17                            1.400             42,100,000             532,093
 01-18-27                            2.150              2,500,000              32,382
                                                                      ---------------
Total                                                                         564,475
-------------------------------------------------------------------------------------

TREASURY (0.5%)(c)
Brazil Notas do Tesouro Nacional
 (BRL)
 01-01-13                           10.000                148,000             864,905
Canadian Government Bond
 (CAD)
 06-01-18                            4.250              1,350,000           1,471,575
Indonesia Treasury Bond
 (IDR) Senior Unsecured
 09-15-19                           11.500          3,500,000,000             491,292
Mexican Bonos
 (MXN)
 12-14-17                            7.750              5,700,000             498,602
Norway Government Bond
 (NOK)
 05-15-13                            6.500              1,870,000             350,737
Poland Government Bond
 (PLN)
 10-25-17                            5.250                970,000             333,200


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                    COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT  35

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
TREASURY (CONT.)
Sweden Government Bond
 (SEK)
 05-05-14                            6.750%             2,600,000            $451,093
United Kingdom Gilt
 (GBP)
 03-07-18                            5.000                380,000             696,772
                                                                      ---------------
Total                                                                       5,158,176
-------------------------------------------------------------------------------------

U.S. GOVERNMENT OBLIGATIONS & AGENCIES (4.5%)
Federal National Mortgage Association
 10-15-15                            4.375        $     5,115,000(g)       $5,801,269
 10-26-15                            1.625              1,466,000           1,465,418
Federal National Mortgage Association
 08-20-13                            1.250              1,000,000           1,011,700
U.S. Treasury
 07-31-12                            0.625              2,825,000(g)        2,836,809
 04-30-15                            2.500              3,320,000(g)        3,519,718
 06-30-15                            1.875                350,000             360,664
 02-15-20                            3.625              1,305,000(g)        1,431,320
 05-15-20                            3.500              1,024,000(g)        1,111,521
 08-15-20                            2.625                830,000(g)          837,781
 02-15-40                            4.625              1,720,000           2,009,713
 05-15-40                            4.375                 15,000              16,847
U.S. Treasury Inflation-Indexed Bond
 04-15-12                            2.000              2,309,853(i)        2,389,999
 01-15-14                            2.000              1,958,584(i)        2,100,599
 04-15-14                            1.250              2,482,613(g,i)      2,612,005
 01-15-15                            1.625              3,425,220(i)        3,660,469
 04-15-15                            0.500              1,005,990(i)        1,033,183
 01-15-17                            2.375              3,735,028(i)        4,210,117
 07-15-20                            1.250              1,994,302(i)        2,092,636
 01-15-26                            2.000              5,492,050(i,q)      6,039,162
 01-15-27                            2.375                432,420(i)          499,146
 02-15-40                            2.125              1,099,429(i)        1,228,538
                                                                      ---------------
Total                                                                      46,268,614
-------------------------------------------------------------------------------------

ASSET-BACKED (0.2%)
AmeriCredit Automobile Receivables Trust
 Series 2007-AX Class A4 (XLCA)
 10-06-13                            0.297                248,660(l,n)        247,891
BA Credit Card Trust
 Series 2008-A1 Class A1
 04-15-13                            0.837              1,100,000(n)        1,100,605
National Collegiate Student Loan Trust
 CMO I.O. Series 2006-2 Class AIO
 08-25-11                           10.040                800,000(m)           35,112
National Collegiate Student Loan Trust
 CMO I.O. Series 2006-3 Class AIO
 01-25-12                            5.880              1,500,000(m)          112,476
Santander Drive Auto Receivables Trust
 Series 2007-1 Class A4 (FGIC)
 09-15-14                            0.307                613,624(l,n)        609,685
Sierra Receivables Funding Co.
 Series 2010-2A Class A
 11-20-25                            3.840                308,546(d)          311,769
Triad Auto Receivables Owner Trust
 Series 2007-B Class A3A (AGM)
 10-12-12                            5.240                126,559(l)          128,331
                                                                      ---------------
Total                                                                       2,545,869
-------------------------------------------------------------------------------------

COMMERCIAL MORTGAGE-BACKED (0.7%)(f)
Citigroup/Deutsche Bank Commercial Mortgage Trust
 Series 2005-CD1 Class ASB
 07-15-44                            5.396                175,000             188,494
Commercial Mortgage Pass-Through Certificates
 Series 2004-LB3A Class A3
 07-10-37                            5.090                331,000             338,359
Commercial Mortgage Pass-Through Certificates
 Series 2004-LB3A Class A4
 07-10-37                            5.234                450,000             468,521
Commercial Mortgage Pass-Through Certificates
 Series 2006-CN2A Class BFL
 02-05-19                            0.567                175,000(d,n)        154,694
Federal National Mortgage Association #735029
 09-01-13                            5.321                341,444             358,331
GE Capital Commercial Mortgage Corp.
 Series 2005-C1 Class A5
 06-10-48                            4.772                400,000             426,979
General Electric Capital Assurance Co.
 Series 2003-1 Class A4
 05-12-35                            5.254                295,669(d)          318,216
Greenwich Capital Commercial Funding Corp.
 Series 2004-GG1 Class A5
 06-10-36                            4.883                200,000             203,575


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
36  COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
COMMERCIAL MORTGAGE-BACKED (CONT.)
GS Mortgage Securities Corp. II
 Series 2007-EOP Class J
 03-06-20                            1.107%       $       950,000(d,n)       $822,368
GS Mortgage Securities Corp. II
 Series 2007-GG10 Class F
 08-10-45                            6.002                625,000              83,325
JP Morgan Chase Commercial Mortgage Securities Corp.
 Series 2003-LN1 Class A1
 10-15-37                            4.134                177,634             185,138
JP Morgan Chase Commercial Mortgage Securities Corp.
 Series 2003-ML1A Class A1
 03-12-39                            3.972                 62,805              64,699
JP Morgan Chase Commercial Mortgage Securities Corp.
 Series 2003-ML1A Class A2
 03-12-39                            4.767                750,000             798,091
JP Morgan Chase Commercial Mortgage Securities Corp.
 Series 2004-C2 Class A2
 05-15-41                            5.279                305,995             320,214
JP Morgan Chase Commercial Mortgage Securities Corp.
 Series 2004-CBX Class A3
 01-12-37                            4.184                 92,290              92,272
JP Morgan Chase Commercial Mortgage Securities Corp.
 Series 2006-LDP6 Class ASB
 04-15-43                            5.490                575,000             616,797
LB-UBS Commercial Mortgage Trust
 Series 2004-C2 Class A3
 03-15-29                            3.973                250,000             255,320
LB-UBS Commercial Mortgage Trust
 Series 2005-C1 Class A4
 02-15-30                            4.742                325,000             345,641
Morgan Stanley Capital I
 Series 2004-HQ4 Class A5
 04-14-40                            4.590                950,000             956,564
Morgan Stanley Capital I
 Series 2006-T23 Class AAB
 08-12-41                            5.968                350,000             384,196
Wachovia Bank Commercial Mortgage Trust
 Series 2006-C24 Class APB
 03-15-45                            5.576                350,000             376,226
                                                                      ---------------
Total                                                                       7,758,020
-------------------------------------------------------------------------------------

RESIDENTIAL MORTGAGE-BACKED (2.4%)(f)
Countrywide Alternative Loan Trust
 CMO Series 2005-14 Class 2A2
 05-25-35                            0.506                522,348(n)          290,517
Countrywide Home Loan Mortgage Pass-Through Trust
 CMO Series 2005-R2 Class 2A1
 06-25-35                            7.000                268,157(d)          269,463
Federal Home Loan Mortgage Corp.
 10-01-40                            6.000              1,000,000(e)        1,072,031
Federal Home Loan Mortgage Corp. #B13193
 04-01-19                            5.500                224,718             243,116
Federal Home Loan Mortgage Corp. #B15214
 06-01-19                            5.000              1,169,271           1,248,718
Federal Home Loan Mortgage Corp. #B16408
 09-01-19                            5.500                879,436             951,822
Federal Home Loan Mortgage Corp. #C53878
 12-01-30                            5.500                467,222             500,463
Federal Home Loan Mortgage Corp. #G12141
 09-01-20                            4.500                467,047             495,416
Federal National Mortgage Association
 10-01-40                            4.000              1,000,000(e)        1,027,812
 10-01-40                            4.500              2,500,000(e)        2,603,125
Federal National Mortgage Association #190353
 08-01-34                            5.000                235,052             249,058
Federal National Mortgage Association #254684
 03-01-18                            5.000                650,923             694,694
Federal National Mortgage Association #254800
 07-01-23                            5.500                695,358             748,906
Federal National Mortgage Association #545874
 08-01-32                            6.500                526,851             594,932
Federal National Mortgage Association #555528
 04-01-33                            6.000              1,019,485           1,120,555
Federal National Mortgage Association #598558
 08-01-16                            6.000                173,806             188,862
Federal National Mortgage Association #661185
 06-01-17                            7.000                144,676             157,995
Federal National Mortgage Association #668824
 08-01-32                            6.500                745,880             832,259
Federal National Mortgage Association #670387
 08-01-32                            7.000                 56,897              64,591
Federal National Mortgage Association #671054
 01-01-33                            7.000                684,119             776,496
Federal National Mortgage Association #725232
 03-01-34                            5.000                946,142           1,004,593


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                    COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT  37

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
RESIDENTIAL MORTGAGE-BACKED (CONT.)
Federal National Mortgage Association #725424
 04-01-34                            5.500%       $     2,035,330          $2,186,828
Federal National Mortgage Association #730153
 08-01-33                            5.500                573,349             616,026
Federal National Mortgage Association #735224
 02-01-35                            5.500              1,742,616           1,872,327
Federal National Mortgage Association #743579
 11-01-33                            5.500                681,386             732,105
Federal National Mortgage Association #785506
 06-01-34                            5.000              1,698,555           1,799,773
Federal National Mortgage Association #786151
 07-01-19                            5.500              1,675,155           1,820,391
Federal National Mortgage Association #791447
 10-01-34                            6.000                686,868             751,198
Federal National Mortgage Association #995097
 10-01-37                            6.500                636,452             697,032
Federal National Mortgage Association
 CMO I.O. Series 2009-87 Class NS
 11-25-39                           14.070                183,552(m)           24,304
                                                                      ---------------
Total                                                                      25,635,408
-------------------------------------------------------------------------------------

AEROSPACE & DEFENSE (--%)
Alliant Techsystems, Inc.
 08-15-24                            3.000                160,000             182,600
Oshkosh Corp.
 03-01-20                            8.500                 10,000              10,825
                                                                      ---------------
Total                                                                         193,425
-------------------------------------------------------------------------------------

AIRLINES (--%)
United Continental Holdings, Inc.
 06-30-21                            4.500                290,000             291,160
-------------------------------------------------------------------------------------

AUTOMOTIVE (0.1%)
BorgWarner, Inc.
 Senior Unsecured
 04-15-12                            3.500                100,000             166,500
Ford Motor Co.
 Senior Unsecured Convertible
 11-15-16                            4.250                130,000             193,653
Lear Corp.
 03-15-20                            8.125                375,000             399,375
Navistar International Corp.
 Senior Subordinated Notes
 10-15-14                            3.000                250,000             280,938
Tenneco, Inc.
 Senior Notes
 08-15-18                            7.750                 63,000(d)           65,205
TRW Automotive, Inc.
 12-01-15                            3.500                140,000(d)          220,150
                                                                      ---------------
Total                                                                       1,325,821
-------------------------------------------------------------------------------------

BANKING (3.4%)
Bank of America Corp.
 Senior Unsecured
 07-01-20                            5.625              6,750,000           7,137,080
Citigroup, Inc.
 08-09-20                            5.375              6,040,000(g)        6,249,177
HSBC Holdings PLC Subordinated Notes
 06-01-38                            6.800              2,000,000(c)        2,319,682
JPMorgan Chase & Co.
 Senior Unsecured
 07-22-20                            4.400              5,975,000           6,124,435
Morgan Stanley
 Senior Unsecured
 07-24-20                            5.500              5,055,000           5,207,752
Santander U.S. Debt SA Unipersonal
 10-07-15                            3.781              1,500,000(c,d,e)    1,499,848
The Goldman Sachs Group, Inc.
 Senior Unsecured
 03-15-20                            5.375              6,000,000           6,324,072
The Royal Bank of Scotland PLC
 09-21-15                            3.950              1,200,000(c)        1,213,113
                                                                      ---------------
Total                                                                      36,075,159
-------------------------------------------------------------------------------------

BROKERAGE (0.1%)
E*Trade Financial Corp.
 Senior Unsecured
 09-15-13                            7.375                305,000             298,138
E*Trade Financial Corp.
 Senior Unsecured Pay-in-kind
 11-30-17                           12.500                 30,000(k)           34,200
Janus Capital Group, Inc.
 Senior Unsecured
 07-15-14                            3.250                130,000             148,200


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
38  COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
BROKERAGE (CONT.)
Knight Capital Group, Inc.
 Senior Subordinated Notes
 03-15-15                            3.500%       $       200,000(d)         $183,625
                                                                      ---------------
Total                                                                         664,163
-------------------------------------------------------------------------------------

BUILDING MATERIALS (--%)
Cemex SAB de CV Subordinated Notes
 03-15-15                            4.875                200,000(c,d)        192,500
-------------------------------------------------------------------------------------

CHEMICALS (0.6%)
Celanese U.S. Holdings LLC
 10-15-18                            6.625                 15,000(d)           15,300
Hexion U.S. Finance Corp./Nova Scotia ULC
 Senior Secured
 02-01-18                            8.875                580,000             568,400
Ineos Finance PLC
 Senior Secured
 05-15-15                            9.000                230,000(c,d)        240,350
Lyondell Chemical Co.
 Senior Secured
 11-01-17                            8.000                369,000(d)          402,671
Lyondell Chemical Co.
 Senior Secured
 05-01-18                           11.000                 13,000              14,381
MacDermid, Inc.
 Senior Subordinated Notes
 04-15-17                            9.500                315,000(d)          329,175
The Dow Chemical Co.
 Senior Unsecured
 05-15-19                            8.550              3,500,000           4,419,416
                                                                      ---------------
Total                                                                       5,989,693
-------------------------------------------------------------------------------------

CONSTRUCTION MACHINERY (0.2%)
Case New Holland, Inc.
 Senior Notes
 12-01-17                            7.875                545,000(d)          596,775
Terex Corp.
 Senior Subordinated Notes
 11-15-17                            8.000                200,000             200,250
The Manitowoc Co., Inc.
 02-15-18                            9.500                250,000(g)          258,750
Trinity Industries, Inc.
 Subordinated Notes
 06-01-36                            3.875                220,000             199,100
United Rentals North America, Inc.
 06-15-16                           10.875              1,000,000           1,128,750
                                                                      ---------------
Total                                                                       2,383,625
-------------------------------------------------------------------------------------

CONSUMER CYCLICAL SERVICES (0.1%)
Coinstar, Inc.
 Senior Unsecured
 09-01-14                            4.000                100,000             129,750
West Corp.
 10-15-14                            9.500                385,000             402,806
                                                                      ---------------
Total                                                                         532,556
-------------------------------------------------------------------------------------

CONSUMER PRODUCTS (0.2%)
AAC Group Holding Corp.
 Senior Discount Notes
 10-01-12                           10.250                850,000(d)          837,250
Central Garden and Pet Co.
 03-01-18                            8.250                240,000             244,800
Jarden Corp.
 05-01-16                            8.000              1,000,000           1,065,000
NBTY, Inc.
 10-01-18                            9.000                 20,000(d,e)         21,000
Spectrum Brands Holdings, Inc.
 Senior Secured
 06-15-18                            9.500                195,000(d)          211,575
Visant Corp.
 Senior Notes
 10-01-17                           10.000                130,000(d)          136,175
                                                                      ---------------
Total                                                                       2,515,800
-------------------------------------------------------------------------------------

DIVERSIFIED MANUFACTURING (0.1%)
Allergan, Inc.
 Senior Unsecured
 04-01-26                            1.500                120,000(g)          137,100
Amsted Industries, Inc.
 Senior Notes
 03-15-18                            8.125                225,000(d)          235,124
Barnes Group, Inc.
 Senior Subordinated Notes
 08-01-25                            3.750                170,000             174,250
Pinafore LLC/Inc.
 Senior Secured
 10-01-18                            9.000                 25,000(d)           26,188


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                    COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT  39

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
DIVERSIFIED MANUFACTURING (CONT.)
SPX Corp.
 09-01-17                            6.875%       $        76,000(d)          $80,560
Sterlite Industries India Ltd.
 Senior Unsecured
 10-30-14                            4.000                210,000(c)          203,438
Textron, Inc.
 Senior Unsecured
 05-01-13                            4.500                100,000             170,500
                                                                      ---------------
Total                                                                       1,027,160
-------------------------------------------------------------------------------------

ELECTRIC (2.9%)
CMS Energy Corp.
 Senior Unsecured
 09-30-15                            4.250              2,000,000           2,015,000
 06-15-29                            5.500                170,000             228,013
Dominion Resources, Inc.
 Senior Unsecured
 08-01-33                            5.250                540,000             620,092
DTE Energy Co.
 Senior Unsecured
 05-15-14                            7.625              3,800,000           4,518,001
Dynegy Holdings, Inc.
 Senior Unsecured
 06-01-15                            7.500                 85,000              66,938
Energy Future Intermediate Holding Co. LLC/Finance, Inc.
 Senior Secured
 12-01-20                           10.000                180,000             178,635
Indiana Michigan Power Co.
 Senior Unsecured
 03-15-37                            6.050              1,543,000           1,709,360
Majapahit Holding BV
 08-07-19                            8.000                200,000(c,d)        242,000
 01-20-20                            7.750                200,000(c,d)        240,557
Nevada Power Co.
 05-15-18                            6.500              4,000,000           4,820,167
Nisource Finance Corp.
 09-15-20                            5.450              3,770,000           4,086,080
NRG Energy, Inc.
 01-15-17                            7.375              1,000,000           1,025,000
Power Sector Assets & Liabilities Management Corp.
 Government Guaranteed
 05-27-19                            7.250                400,000(c,d)        484,000
Progress Energy, Inc.
 Senior Unsecured
 12-01-39                            6.000              2,500,000           2,865,231
Sierra Pacific Power Co.
 05-15-16                            6.000              1,780,000           2,078,134
The Toledo Edison Co.
 Senior Secured
 05-15-37                            6.150              2,750,000           3,052,580
TransAlta Corp.
 Senior Unsecured
 01-15-15                            4.750              1,000,000(c)        1,083,246
 03-15-40                            6.500              1,450,000(c)        1,573,350
                                                                      ---------------
Total                                                                      30,886,384
-------------------------------------------------------------------------------------

ENTERTAINMENT (0.3%)
AMC Entertainment, Inc.
 Senior Unsecured
 06-01-19                            8.750                150,000             158,063
Take-Two Interactive Software, Inc.
 Senior Notes
 06-01-14                            4.375                100,000             118,000
Time Warner, Inc.
 07-15-40                            6.100              2,400,000           2,584,375
                                                                      ---------------
Total                                                                       2,860,438
-------------------------------------------------------------------------------------

ENVIRONMENTAL (--%)
Covanta Holding Corp.
 Senior Unsecured
 06-01-14                            3.250                130,000             146,088
-------------------------------------------------------------------------------------

FOOD AND BEVERAGE (1.2%)
Anheuser-Busch InBev Worldwide, Inc.
 11-15-14                            5.375              1,500,000(d)        1,683,672
Cott Beverages USA, Inc.
 09-01-18                            8.125                 54,000(d)           57,173
Kraft Foods, Inc.
 Senior Unsecured
 02-19-14                            6.750                345,000             401,021
 02-01-18                            6.125              4,900,000           5,777,124
MHP SA
 04-29-15                           10.250                200,000(c,d)        210,335
Michael Foods, Inc.
 Senior Notes
 07-15-18                            9.750                175,000(d)          187,250


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
40  COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
FOOD AND BEVERAGE (CONT.)
Pinnacle Foods Finance LLC/Corp.
 04-01-15                            9.250%       $     1,000,000          $1,040,000
SABMiller PLC
 Senior Unsecured
 01-15-14                            5.700              2,420,000(c,d)      2,714,303
Smithfield Foods, Inc.
 Senior Unsecured
 06-30-13                            4.000                140,000             147,700
                                                                      ---------------
Total                                                                      12,218,578
-------------------------------------------------------------------------------------

GAMING (0.1%)
Boyd Gaming Corp.
 Senior Subordinated Notes
 02-01-16                            7.125                139,000             116,239
Harrah's Operating Co., Inc.
 Senior Secured
 12-15-18                           10.000                185,000             147,769
MGM Resorts International
 04-15-15                            4.250                270,000(d)          248,738
MGM Resorts International
 Senior Unsecured
 03-01-18                           11.375                600,000(g)          571,499
Pinnacle Entertainment, Inc.
 05-15-20                            8.750                360,000             354,600
                                                                      ---------------
Total                                                                       1,438,845
-------------------------------------------------------------------------------------

GAS DISTRIBUTORS (--%)
Energy Transfer Equity LP
 10-15-20                            7.500                270,000             284,175
-------------------------------------------------------------------------------------

GAS PIPELINES (1.2%)
AK Transneft OJSC Via TransCapitalInvest Ltd.
 Senior Unsecured
 08-07-18                            8.700                400,000(c,d)        492,425
CenterPoint Energy Resources Corp.
 Senior Unsecured
 02-15-11                            7.750              1,417,000           1,452,343
Colorado Interstate Gas Co.
 Senior Unsecured
 11-15-15                            6.800              1,082,000           1,275,050
El Paso Corp.
 Senior Unsecured
 02-15-16                            8.250                450,000             499,500
Northwest Pipeline GP
 Senior Unsecured
 04-15-17                            5.950              1,375,000           1,572,906
Southern Natural Gas Co.
 Senior Unsecured
 04-01-17                            5.900              5,200,000(d)        5,707,738
Transcontinental Gas Pipe Line Co. LLC
 Senior Unsecured
 04-15-16                            6.400              1,750,000           2,045,451
                                                                      ---------------
Total                                                                      13,045,413
-------------------------------------------------------------------------------------

HEALTH CARE (0.5%)
Alere, Inc.
 Senior Subordinated Notes
 05-15-16                            3.000                310,000             294,113
Apria Healthcare Group, Inc.
 Senior Secured
 11-01-14                           12.375                125,000             139,063
Biomet, Inc.
 Pay-in-kind
 10-15-17                           10.375                160,000(k)          177,600
Charles River Laboratories International, Inc.
 Senior Unsecured
 06-15-13                            2.250                140,000             137,025
Fisher Scientific International, Inc.
 03-01-24                            3.250                220,000             276,100
Gilead Sciences, Inc.
 Senior Notes
 05-01-16                            1.625                450,000(d)          460,673
HCA, Inc.
 Secured Pay-in-kind
 11-15-16                            9.625              1,000,000(k)        1,084,999
Healthsouth Corp.
 02-15-20                            8.125                300,000             312,000
inVentiv Health, Inc.
 08-15-18                           10.000                190,000(d)          189,525
Life Technologies Corp.
 Senior Unsecured
 06-15-25                            3.250                410,000(g)          456,638
LifePoint Hospitals, Inc.
 10-01-20                            6.625                 60,000(d)           61,200


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                    COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT  41

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
HEALTH CARE (CONT.)
Lincare Holdings, Inc.
 Senior Unsecured
 11-01-37                            2.750%       $       140,000            $146,825
Multiplan, Inc.
 09-01-18                            9.875                228,000(d)          237,690
Omnicare, Inc.
 06-01-20                            7.750                105,000             107,363
 12-15-35                            3.250                120,000             103,200
Radiation Therapy Services, Inc.
 Senior Subordinated Notes
 04-15-17                            9.875                115,000(d)          113,563
Select Medical Corp.
 02-01-15                            7.625                449,000             438,336
Tenet Healthcare Corp.
 Senior Unsecured
 08-01-20                            8.000                175,000(d,g)        174,125
Vanguard Health Holding Co. II LLC/Inc.
 02-01-18                            8.000                175,000             177,625
                                                                      ---------------
Total                                                                       5,087,663
-------------------------------------------------------------------------------------

HEALTH CARE INSURANCE (0.2%)
UnitedHealth Group, Inc.
 Senior Unsecured
 02-15-18                            6.000              1,800,000           2,101,208
-------------------------------------------------------------------------------------

HOME CONSTRUCTION (0.1%)
DR Horton, Inc.
 05-15-14                            2.000                100,000             109,750
K Hovnanian Enterprises, Inc.
 Senior Secured
 10-15-16                           10.625                910,000             911,138
Lennar Corp.
 Senior Unsecured
 12-01-20                            2.000                110,000(d)          103,367
                                                                      ---------------
Total                                                                       1,124,255
-------------------------------------------------------------------------------------

INDEPENDENT ENERGY (1.4%)
Anadarko Petroleum Corp.
 Senior Unsecured
 09-15-16                            5.950              2,250,000           2,456,840
Brigham Exploration Co.
 10-01-18                            8.750                 50,000(d)           51,375
Chesapeake Energy Corp.
 08-15-20                            6.625                430,000             449,350
 11-15-35                            2.750                200,000             189,750
Comstock Resources, Inc.
 10-15-17                            8.375                175,000             179,375
Concho Resources, Inc.
 10-01-17                            8.625                170,000             180,200
Continental Resources, Inc.
 04-01-21                            7.125                290,000(d)          299,425
EXCO Resources, Inc.
 09-15-18                            7.500                280,000             277,550
Forest Oil Corp.
 06-15-19                            7.250                445,000             455,013
Newpark Resources, Inc.
 Senior Unsecured
 10-01-17                            4.000                 50,000(e)           52,580
Nexen, Inc.
 Senior Unsecured
 05-15-17                            5.650              1,500,000(c)        1,700,448
Petrohawk Energy Corp.
 06-01-15                            7.875              1,000,000           1,047,500
 08-15-18                            7.250                 95,000(d)           96,900
QEP Resources, Inc.
 Senior Unsecured
 03-01-21                            6.875                140,000             151,550
Quicksilver Resources, Inc.
 08-01-15                            8.250              1,000,000           1,057,500
Range Resources Corp.
 05-15-19                            8.000              1,000,000           1,092,500
 08-01-20                            6.750                120,000             123,900
Woodside Finance Ltd.
 11-10-14                            4.500              4,250,000(c,d)      4,557,995
                                                                      ---------------
Total                                                                      14,419,751
-------------------------------------------------------------------------------------

INTEGRATED ENERGY (0.2%)
Suncor Energy, Inc.
 Senior Unsecured
 06-01-18                            6.100              1,500,000(c)        1,755,786
-------------------------------------------------------------------------------------

LIFE INSURANCE (--%)
ING Groep NV
 Subordinated Notes
 12-31-49                            5.775                335,000(c,n)        300,663
-------------------------------------------------------------------------------------



See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
42  COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)

LODGING (0.1%)
Wyndham Worldwide Corp.
 Senior Unsecured
 02-01-18                            5.750%       $        26,000             $26,082
 03-01-20                            7.375                500,000             531,250
                                                                      ---------------
Total                                                                         557,332
-------------------------------------------------------------------------------------

MEDIA CABLE (1.4%)
CCO Holdings LLC/Capital Corp.
 04-30-20                            8.125                280,000(d)          296,800
Comcast Corp.
 03-01-40                            6.400              2,965,000           3,296,588
CSC Holdings LLC
 Senior Unsecured
 04-15-14                            8.500              1,000,000           1,101,250
DIRECTV Holdings LLC / Financing Co., Inc.
 02-15-16                            3.125              3,350,000           3,382,612
DISH DBS Corp.
 02-01-16                            7.125                375,000             394,219
 09-01-19                            7.875                225,000             242,156
Insight Communications Co., Inc.
 Senior Notes
 07-15-18                            9.375                 20,000(d)           21,500
Liberty Global, Inc.
 Senior Unsecured
 11-15-16                            4.500                100,000(d)          134,500
Mediacom LLC/Capital Corp.
 08-15-19                            9.125                285,000             294,975
Time Warner Cable, Inc.
 05-01-17                            5.850              4,500,000           5,130,963
                                                                      ---------------
Total                                                                      14,295,563
-------------------------------------------------------------------------------------

MEDIA NON-CABLE (1.1%)
Intelsat Jackson Holdings SA
 Senior Unsecured
 10-15-20                            7.250                600,000(c,d)        603,000
NBC Universal, Inc.
 Senior Unsecured
 04-01-41                            5.950              2,990,000(d,e)      3,075,546
News America, Inc.
 11-15-37                            6.650              2,000,000           2,300,578
Nielsen Finance LLC/Co.
 10-15-18                            7.750                335,000(d,e)        332,544
RR Donnelley & Sons Co.
 Senior Unsecured
 01-15-17                            6.125              1,620,000           1,696,114
Salem Communications Corp.
 Senior Secured
 12-15-16                            9.625                195,000             207,188
Sinclair Television Group, Inc.
 Secured
 11-01-17                            9.250                 69,000(d)           74,003
Sinclair Television Group, Inc.
 Senior Notes
 10-15-18                            8.375                225,000(d,e)        226,688
Sirius XM Radio, Inc.
 04-01-15                            8.750                270,000(d,g)        286,875
TCM Sub LLC
 01-15-15                            3.550              2,000,000(d)        2,106,552
The Interpublic Group of Companies, Inc.
 Senior Unsecured
 07-15-17                           10.000                350,000             408,625
 03-15-23                            4.250                170,000             184,025
                                                                      ---------------
Total                                                                      11,501,738
-------------------------------------------------------------------------------------

METALS (0.4%)
Alpha Natural Resources, Inc.
 Senior Unsecured
 04-15-15                            2.375                130,000(g)          145,275
ArcelorMittal
 Senior Unsecured
 10-15-39                            7.000              1,800,000(c)        1,838,830
Arch Coal, Inc.
 10-01-20                            7.250                422,000             445,210
Consol Energy, Inc.
 04-01-20                            8.250                410,000(d)          446,900
International Coal Group, Inc.
 04-01-17                            4.000                170,000             196,350
Massey Energy Co.
 08-01-15                            3.250                120,000             106,500
Newmont Mining Corp.
 02-15-12                            3.000                140,000             199,325
Steel Dynamics, Inc.
 06-15-14                            5.125                160,000             181,000


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                    COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT  43

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
METALS (CONT.)
United States Steel Corp.
 Senior Unsecured
 05-15-14                            4.000%       $       100,000            $154,250
                                                                      ---------------
Total                                                                       3,713,640
-------------------------------------------------------------------------------------

NON-CAPTIVE CONSUMER (--%)
American General Finance Corp.
 Senior Unsecured
 09-15-17                            6.500                190,000             150,100
Dollar Financial Corp.
 Senior Unsecured
 04-01-28                            3.000                260,000             260,325
The PMI Group, Inc.
 Senior Unsecured
 04-15-20                            4.500                120,000             102,750
                                                                      ---------------
Total                                                                         513,175
-------------------------------------------------------------------------------------

NON-CAPTIVE DIVERSIFIED (0.9%)
Ally Financial, Inc.
 12-01-14                            6.750              1,000,000           1,041,875
 09-15-20                            7.500                145,000(d)          154,788
CIT Group, Inc.
 Senior Secured
 05-01-17                            7.000                790,000             773,213
Ford Motor Credit Co., LLC
 Senior Unsecured
 08-10-11                            9.875              1,000,000           1,056,250
General Electric Capital Corp.
 Senior Unsecured
 01-10-39                            6.875              4,730,000           5,431,907
International Lease Finance Corp.
 Senior Unsecured
 03-15-17                            8.750                130,000(d)          139,425
 09-01-17                            8.875                280,000(g)          303,100
National Financial Partners Corp.
 Senior Notes
 06-15-17                            4.000                100,000(d)          118,000
                                                                      ---------------
Total                                                                       9,018,558
-------------------------------------------------------------------------------------

OIL FIELD SERVICES (0.4%)
Cameron International Corp.
 Senior Unsecured
 06-15-26                            2.500                140,000             180,775
Gazprom Via Gaz Capital SA
 Secured
 07-31-14                            8.125                120,000(c,d)        137,100
Gazprom Via Gaz Capital SA
 Senior Unsecured
 04-11-18                            8.146                350,000(c,d)        409,500
Gazprom Via Gaz Capital SA
 Senior Unsecured
 03-07-22                            6.510                600,000(c,d,g)      638,280
Hornbeck Offshore Services, Inc.
 11-15-26                            1.625                330,000(n)          287,562
KazMunaiGaz Finance Sub BV
 01-23-15                           11.750                500,000(c,d)        629,375
 05-05-20                            7.000                100,000(c,d)        110,149
Key Energy Services, Inc.
 12-01-14                            8.375                 90,000              94,950
McJunkin Red Man Corp.
 Senior Secured
 12-15-16                            9.500                120,000(d)          108,300
Offshore Group Investments Ltd.
 Senior Secured
 08-01-15                           11.500                340,000(c,d)        357,355
SM Energy Co.
 Senior Unsecured
 04-01-27                            3.500                230,000             243,225
Weatherford International Ltd.
 09-15-40                            6.750              1,250,000(c)        1,292,990
                                                                      ---------------
Total                                                                       4,489,561
-------------------------------------------------------------------------------------

OTHER FINANCIAL INSTITUTIONS (--%)
Cardtronics, Inc.
 09-01-18                            8.250                120,000             125,400
-------------------------------------------------------------------------------------

OTHER INDUSTRY (--%)
General Cable Corp.
 Subordinated Notes
 11-15-19                            4.500                170,000(n)          170,638
-------------------------------------------------------------------------------------

PACKAGING (--%)
Owens-Brockway Glass Container, Inc.
 06-01-15                            3.000                210,000(d)          205,800
-------------------------------------------------------------------------------------

PAPER (0.1%)
Cascades, Inc.
 12-15-17                            7.750                250,000(c)          260,625


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
44  COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
PAPER (CONT.)
Georgia-Pacific LLC
 05-01-16                            8.250%       $     1,000,000(d)       $1,111,250
Graphic Packaging International, Inc.
 10-01-18                            7.875                 34,000              34,850
                                                                      ---------------
Total                                                                       1,406,725
-------------------------------------------------------------------------------------

PHARMACEUTICALS (0.1%)
Mylan, Inc.
 03-15-12                            1.250                140,000(g)          145,075
 09-15-15                            3.750                100,000             157,625
Salix Pharmaceuticals Ltd.
 Senior Unsecured
 05-15-15                            2.750                100,000             114,125
Valeant Pharmaceuticals International
 10-01-20                            7.000                 70,000(d)           71,575
Valeant Pharmaceuticals International
 Senior Notes
 10-01-17                            6.750                 50,000(d)           51,000
Warner Chilcott Co. LLC/Finance
 09-15-18                            7.750                378,000(c,d)        388,395
                                                                      ---------------
Total                                                                         927,795
-------------------------------------------------------------------------------------

PROPERTY & CASUALTY (--%)
MGIC Investment Corp.
 Senior Unsecured
 05-01-17                            5.000                270,000             293,199
Tower Group, Inc.
 Senior Unsecured
 09-15-14                            5.000                140,000(d,g)        151,239
                                                                      ---------------
Total                                                                         444,438
-------------------------------------------------------------------------------------

RAILROADS (0.1%)
Canadian Pacific Railway Co.
 Senior Unsecured
 05-15-18                            6.500              1,000,000(c)        1,199,109
-------------------------------------------------------------------------------------

REITS (0.1%)
BioMed Realty LP
 01-15-30                            3.750                260,000(d)          298,024
Boston Properties LP
 Senior Unsecured
 05-15-36                            3.750                170,000             187,638
Forest City Enterprises, Inc.
 Senior Unsecured
 10-15-14                            3.625                130,000             137,963
                                                                      ---------------
Total                                                                         623,625
-------------------------------------------------------------------------------------

RETAILERS (0.4%)
Charming Shoppes, Inc.
 Senior Unsecured
 05-01-14                            1.125                190,000             156,988
CVS Caremark Corp.
 Senior Unsecured
 06-01-17                            5.750              2,000,000           2,295,169
Home Depot, Inc.
 Senior Notes
 09-15-40                            5.400              1,200,000           1,198,504
priceline.com, Inc.
 Senior Unsecured
 03-15-15                            1.250                140,000(d)          186,025
Rite Aid Corp.
 Senior Secured
 08-15-20                            8.000                155,000(d)          156,938
The Neiman Marcus Group, Inc.
 10-15-15                           10.375                170,000(g)          178,500
Toys R Us -- Delaware, Inc.
 Senior Secured
 09-01-16                            7.375                318,000(d)          327,540
Toys R Us Property Co. II LLC
 Senior Secured
 12-01-17                            8.500                225,000(d)          239,063
                                                                      ---------------
Total                                                                       4,738,727
-------------------------------------------------------------------------------------

TECHNOLOGY (0.4%)
Advanced Micro Devices, Inc.
 Senior Unsecured
 05-01-15                            6.000                190,000             186,913
Arris Group, Inc.
 Senior Unsecured
 11-15-26                            2.000                170,000             166,388
CACI International, Inc.
 Senior Subordinated Notes
 05-01-14                            2.125                150,000             158,250
Cadence Design Systems, Inc.
 Senior Notes
 06-01-15                            2.625                120,000(d)          142,050


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                    COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT  45

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
TECHNOLOGY (CONT.)
CommScope, Inc.
 Senior Subordinated Notes
 07-01-15                            3.250%       $       130,000            $147,713
DST Systems, Inc.
 Senior Unsecured
 08-15-23                            0.000                260,000(n)          287,624
EMC Corp.
 Senior Unsecured
 12-01-11                            1.750                170,000             223,125
 12-01-13                            1.750                210,000             289,012
First Data Corp.
 Senior Secured
 08-15-20                            8.875                155,000(d,g)        160,813
Freescale Semiconductor, Inc.
 Senior Secured
 04-15-18                            9.250                150,000(d,g)        156,000
Informatica Corp.
 Senior Unsecured
 03-15-26                            3.000                100,000             192,875
Interactive Data Corp.
 08-01-18                           10.250                280,000(d)          299,599
Micron Technology, Inc.
 Senior Unsecured Convertible
 06-01-14                            1.875                310,000             275,513
Nuance Communications, Inc.
 Senior Unsecured
 08-15-27                            2.750                100,000             108,625
NXP BV/Funding LLC
 Senior Secured
 08-01-18                            9.750                600,000(c,d)        638,999
ON Semiconductor Corp.
 12-15-26                            2.625                190,000             191,663
Rovi Corp.
 Senior Unsecured
 02-15-40                            2.625                170,000(d)          210,800
SanDisk Corp.
 Senior Unsecured
 08-15-17                            1.500                110,000             101,888
Telvent GIT SA
 Senior Subordinated Notes
 04-15-15                            5.500                140,000(c,d)        140,700
WireCo WorldGroup, Inc.
 Senior Unsecured
 05-15-17                            9.500                235,000(d)          243,225
Xilinx, Inc.
 03-15-37                            3.125                100,000              97,375
                                                                      ---------------
Total                                                                       4,419,150
-------------------------------------------------------------------------------------

TOBACCO (--%)
Vector Group Ltd.
 Senior Unsecured
 06-15-26                            3.875                140,000(n)          166,600
-------------------------------------------------------------------------------------

TRANSPORTATION SERVICES (0.3%)
DryShips, Inc.
 Senior Unsecured
 12-01-14                            5.000                230,000(c)          215,625
ERAC USA Finance LLC
 10-15-37                            7.000              2,320,000(d)        2,672,753
The Hertz Corp.
 10-15-18                            7.500                110,000(d)          109,588
                                                                      ---------------
Total                                                                       2,997,966
-------------------------------------------------------------------------------------

WIRELESS (0.6%)
Clearwire Communications LLC/Finance, Inc.
 Senior Secured
 12-01-15                           12.000                200,000(d)          216,000
Cricket Communications, Inc.
 Senior Secured
 05-15-16                            7.750              1,000,000           1,061,250
Crown Castle International Corp.
 Senior Unsecured
 11-01-19                            7.125                250,000             265,938
Equinix, Inc.
 Subordinated Notes
 10-15-14                            3.000                190,000             209,713
Leap Wireless International, Inc.
 Senior Unsecured
 07-15-14                            4.500                100,000              88,875
MetroPCS Wireless, Inc.
 09-01-18                            7.875                220,000             225,500
SBA Telecommunications, Inc.
 08-15-16                            8.000                275,000             295,625


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
46  COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
WIRELESS (CONT.)
Sprint Nextel Corp.
 Senior Unsecured
 08-15-17                            8.375%       $     1,000,000(g)       $1,085,000
United States Cellular Corp.
 Senior Unsecured
 12-15-33                            6.700              2,250,000           2,362,076
Wind Acquisition Finance SA
 Secured
 07-15-17                           11.750                300,000(c,d)        336,188
                                                                      ---------------
Total                                                                       6,146,165
-------------------------------------------------------------------------------------

WIRELINES (1.9%)
AT&T, Inc.
 Senior Unsecured
 02-15-39                            6.550              4,470,000           5,198,494
Cincinnati Bell, Inc.
 10-15-17                            8.250                499,000             503,990
Embarq Corp.
 Senior Unsecured
 06-01-36                            7.995              1,750,000           1,860,651
Frontier Communications Corp.
 Senior Unsecured
 04-15-20                            8.500                320,000             353,200
Level 3 Financing, Inc.
 02-15-17                            8.750                630,000             560,700
Telecom Italia Capital SA
 07-18-36                            7.200              1,250,000(c)        1,344,114
TELUS Corp.
 Senior Unsecured
 06-01-11                            8.000              1,275,000(c)        1,335,098
Verizon New York, Inc.
 Senior Unsecured
 04-01-12                            6.875              2,035,000           2,195,012
 04-01-32                            7.375              4,595,000           5,421,925
West Corp.
 Senior Unsecured
 10-01-18                            8.625                115,000(d,e)        115,000
Windstream Corp.
 08-01-16                            8.625              1,000,000           1,057,500
                                                                      ---------------
Total                                                                      19,945,684
-------------------------------------------------------------------------------------
TOTAL BONDS
(Cost: $317,487,127)                                                     $328,426,995
-------------------------------------------------------------------------------------





MONEY MARKET FUND (10.3%)
                                                       SHARES                VALUE(a)
Columbia Short-Term Cash Fund, 0.245%               108,413,003(o)       $108,413,003
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $108,413,003)                                                     $108,413,003
-------------------------------------------------------------------------------------





INVESTMENTS OF CASH COLLATERAL RECEIVED
FOR SECURITIES ON LOAN (13.3%)
                                                       AMOUNT
                                   EFFECTIVE         PAYABLE AT
ISSUER                               YIELD            MATURITY               VALUE(a)
ASSET-BACKED COMMERCIAL PAPER (0.2%)
Royal Park Investments Funding Corp.
 10-06-10                            0.551%            $998,625              $998,625
Windmill Funding Corp.
 10-08-10                            0.501              998,722               998,722
                                                                      ---------------
Total                                                                       1,997,347
-------------------------------------------------------------------------------------

CERTIFICATES OF DEPOSIT (4.8%)
BNP Paribas
 10-15-10                            0.327            5,000,000             5,000,000
Caisse des Depots
 12-13-10                            0.345            4,995,643             4,995,643
Credit Industrial et Commercial
 01-04-11                            0.470            3,000,000             3,000,000
Development Bank of Singapore Ltd.
 11-09-10                            0.400            2,000,000             2,000,000
Erste Bank der Oesterreichische
 10-01-10                            0.370            3,000,000             3,000,000
Hong Kong Shanghai Bank Corp., Ltd.
 10-07-10                            0.250            5,000,000             5,000,000
La Banque Postale
 11-16-10                            0.345            4,997,079             4,997,079
Lloyds Bank PLC
 10-14-10                            0.520            1,500,000             1,500,000
 11-10-10                            0.320            4,000,812             4,000,812
Mitsubishi UFJ Trust and Banking Corp.
 10-08-10                            0.570            4,000,000             4,000,000
National Bank of Canada
 03-21-11                            0.400            3,000,000             3,000,000
Norinchukin Bank
 10-14-10                            0.565            4,000,000             4,000,000
Sumitomo Mitsui Banking Corp.
 11-30-10                            0.400              998,979               998,979


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                    COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT  47

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------

INVESTMENTS OF CASH COLLATERAL RECEIVED
FOR SECURITIES ON LOAN (CONTINUED)
                                                       AMOUNT
                                   EFFECTIVE         PAYABLE AT
ISSUER                               YIELD            MATURITY               VALUE(a)
CERTIFICATES OF DEPOSIT (CONT.)
United Overseas Bank Ltd.
 11-18-10                            0.300%          $5,000,000            $5,000,000
                                                                      ---------------
Total                                                                      50,492,513
-------------------------------------------------------------------------------------

COMMERCIAL PAPER (0.5%)
State Development Bank of NorthRhine-Westphalia
 10-15-10                            0.491            4,993,671             4,993,671
-------------------------------------------------------------------------------------

OTHER SHORT-TERM OBLIGATIONS (0.5%)
Goldman Sachs & Co.
 12-22-10                            0.500            1,000,000             1,000,000
Natixis Financial Products LLC
 10-01-10                            0.550            5,000,000             5,000,000
                                                                      ---------------
Total                                                                       6,000,000
-------------------------------------------------------------------------------------




                                   EFFECTIVE         PRINCIPAL
ISSUER                               YIELD             AMOUNT                VALUE(a)
REPURCHASE AGREEMENTS (7.3%)(h)
BNP Paribas Securities Corp.
 dated 09-30-10, matures 10-01-10,
 repurchase price
 $20,000,156                         0.280%          $20,000,000          $20,000,000
Cantor Fitzgerald & Co.
 dated 09-30-10, matures 10-01-10,
 repurchase price
 $30,003,317                         0.380            30,000,000           30,000,000
Deutsche Bank AG
 dated 09-30-10, matures 10-01-10,
 repurchase price
 $6,667,110                          0.300             6,667,054            6,667,054
Nomura Securities
 dated 09-30-10, matures 10-01-10,
 repurchase price
 $5,000,049                          0.350             5,000,000            5,000,000
Pershing LLC
 dated 09-30-10, matures 10-01-10,
 repurchase price
 $5,000,069                          0.500             5,000,000            5,000,000
RBS Securities, Inc.
 dated 09-30-10, matures 10-01-10,
 repurchase price
 $10,000,097                         0.350            10,000,000           10,000,000
                                                                      ---------------
Total                                                                      76,667,054
-------------------------------------------------------------------------------------

TOTAL INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN
(Cost: $140,150,585)                                                     $140,150,585
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $1,236,375,261)(s)                                              $1,275,777,637
=====================================================================================




The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
48  COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

INVESTMENTS IN DERIVATIVES

FUTURES CONTRACTS OUTSTANDING AT SEPT. 30, 2010



                              NUMBER OF                                  UNREALIZED
                              CONTRACTS      NOTIONAL     EXPIRATION    APPRECIATION
CONTRACT DESCRIPTION        LONG (SHORT)   MARKET VALUE      DATE      (DEPRECIATION)
-------------------------------------------------------------------------------------
S&P 500 Index                      2           $568,350    Dec. 2010           $8,343
U.S. Long Bond, 20-year           12          1,604,625    Dec. 2010           27,215
U.S. Treasury Note, 2-           (26)        (5,706,594)   Jan. 2011           (8,977)
  year
U.S. Treasury Note, 5-           (75)        (9,065,039)   Jan. 2011          (76,347)
  year
U.S. Treasury Note, 10-           29          3,655,360    Dec. 2010           31,355
  year
U.S. Treasury Ultra Bond,          2            282,562    Dec. 2010            9,403
  30-year
-------------------------------------------------------------------------------------
Total                                                                         $(9,008)
-------------------------------------------------------------------------------------



CREDIT DEFAULT SWAP CONTRACTS OUTSTANDING AT SEPT. 30, 2010



SELL PROTECTION
                                                                                       UNAMORTIZED   PERIODIC
                                                                                         PREMIUM     PAYMENTS
                      REFERENCE        EXPIRATION     RECEIVE     NOTIONAL    MARKET      (PAID)    RECEIVABLE   UNREALIZED
COUNTERPARTY           ENTITY             DATE      FIXED RATE     AMOUNT      VALUE     RECEIVED    (PAYABLE)  APPRECIATION
----------------------------------------------------------------------------------------------------------------------------
JPMorgan Chase   CDX North America   Dec. 20, 2015     5.00%    $15,000,000  $395,082    $461,700     $22,917        $89,051
  Bank, N.A      High Yield Index



FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT SEPT. 30, 2010



                                        CURRENCY TO  CURRENCY TO   UNREALIZED    UNREALIZED
COUNTERPARTY            EXCHANGE DATE  BE DELIVERED  BE RECEIVED  APPRECIATION  DEPRECIATION
--------------------------------------------------------------------------------------------
J.P. Morgan              Oct. 1, 2010       58,062        78,871          $--         $(285)
  Securities, Inc.                            (EUR)         (USD)
--------------------------------------------------------------------------------------------

UBS Securities           Oct. 5, 2010       85,556       134,921          529            --
                                              (GBP)         (USD)
--------------------------------------------------------------------------------------------

J.P. Morgan              Oct. 5, 2010      138,687       142,624           --           (42)
  Securities, Inc.                            (USD)         (CAD)
--------------------------------------------------------------------------------------------

UBS Securities           Oct. 5, 2010      137,435    11,463,331           --          (100)
                                              (USD)         (JPY)
--------------------------------------------------------------------------------------------

HSBC Securities (USA),   Oct. 6, 2010    7,061,000     6,957,751           --      (230,578)
  Inc.                                        (CHF)         (USD)
--------------------------------------------------------------------------------------------

UBS Securities           Oct. 6, 2010    8,883,000    11,546,055           --      (563,983)
                                              (EUR)         (USD)
--------------------------------------------------------------------------------------------

Barclays Bank PLC        Oct. 6, 2010    3,021,000     4,705,479           --       (39,858)
                                              (GBP)         (USD)
--------------------------------------------------------------------------------------------

State Street Bank &      Oct. 6, 2010    7,179,076    $7,474,000       42,802            --
  Trust Company                               (USD)         (AUD)

--------------------------------------------------------------------------------------------


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                    COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT  49

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT SEPT. 30, 2010
(CONTINUED)



                                        CURRENCY TO  CURRENCY TO   UNREALIZED    UNREALIZED
COUNTERPARTY            EXCHANGE DATE  BE DELIVERED  BE RECEIVED  APPRECIATION  DEPRECIATION
--------------------------------------------------------------------------------------------
J.P. Morgan              Oct. 6, 2010    4,611,770     4,866,000     $118,211            --
  Securities, Inc.                            (USD)         (CAD)
--------------------------------------------------------------------------------------------

J.P. Morgan              Oct. 6, 2010       41,876        43,000           --           (78)
  Securities, Inc.                            (USD)         (CAD)
--------------------------------------------------------------------------------------------

HSBC Securities (USA),   Oct. 6, 2010   11,294,892    70,572,000      710,241            --
  Inc.                                        (USD)         (NOK)
--------------------------------------------------------------------------------------------
Total                                                                $871,783     $(834,924)
--------------------------------------------------------------------------------------------



NOTES TO PORTFOLIO OF INVESTMENTS



     ADR  -- American Depositary Receipt
     AUD  -- Australian Dollar
     CAD  -- Canadian Dollar
     CHF  -- Swiss Franc
     EUR  -- European Monetary Unit
     GBP  -- British Pound Sterling
     GDR  -- Global Depositary Receipt
     NOK  -- Norwegian Krone


(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At Sept. 30, 2010, the value of foreign securities, excluding short-term securities, represented 21.77% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Directors. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Sept. 30, 2010, the value of these securities amounted to $50,511,539 or 4.78% of net assets.

(e) At Sept. 30, 2010, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $10,004,884. See Note 2 to the financial statements.


--------------------------------------------------------------------------------
50  COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) At Sept. 30, 2010, security was partially or fully on loan. See Note 7 to the financial statements.

(h) The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

BNP PARIBAS SECURITIES CORP. (0.280%)

SECURITY DESCRIPTION                             VALUE(a)
-----------------------------------------------------------
Fannie Mae Pool                                 $12,853,109
Freddie Mac Gold Pool                             2,103,295
Freddie Mac Non Gold Pool                         2,160,038
Ginnie Mae I Pool                                 2,176,368
Ginnie Mae II Pool                                1,107,190
-----------------------------------------------------------
Total market value of collateral securities     $20,400,000
-----------------------------------------------------------


CANTOR FITZGERALD & CO. (0.380%)

SECURITY DESCRIPTION                             VALUE(a)
-----------------------------------------------------------
Fannie Mae Grantor Trust                            $59,503
Fannie Mae Interest Strip                           146,605
Fannie Mae Pool                                   4,295,971
Fannie Mae Principal Strip                          161,740
Fannie Mae REMICS                                 5,557,515
Fannie Mae Whole Loan                               138,328
FHLMC Multifamily Structured Pass Through
  Certificates                                       49,665
FHLMC Structured Pass Through Securities            269,516
Freddie Mac Non Gold Pool                         1,977,248
Freddie Mac Reference REMIC                          24,702
Freddie Mac REMICS                                1,372,158
Freddie Mac Strips                                  245,267
Ginnie Mae I Pool                                   769,185
Ginnie Mae II Pool                                2,950,041


--------------------------------------------------------------------------------
                    COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT  51

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------

NOTES TO PORTFOLIO OF
INVESTMENTS (CONTINUED)



CANTOR FITZGERALD & CO. (0.380%) (CONTINUED)

SECURITY DESCRIPTION                             VALUE(a)
-----------------------------------------------------------
Government National Mortgage Association         $3,115,557
United States Treasury Inflation Indexed
  Bonds                                             215,048
United States Treasury Note/Bond                  7,912,097
United States Treasury Strip Coupon               1,077,064
United States Treasury Strip Principal              213,584
Cash Collateral In Lieu Of Securities                48,241
-----------------------------------------------------------
Total market value of collateral securities     $30,599,035
-----------------------------------------------------------


DEUTSCHE BANK AG (0.300%)

SECURITY DESCRIPTION                             VALUE(a)
-----------------------------------------------------------
Fannie Mae Pool                                  $3,265,708
Freddie Mac Gold Pool                             3,534,687
-----------------------------------------------------------
Total market value of collateral securities      $6,800,395
-----------------------------------------------------------


NOMURA SECURITIES (0.350%)

SECURITY DESCRIPTION                             VALUE(a)
-----------------------------------------------------------
American Express Credit Account Master Trust       $288,810
Atlantic City Electric Transition Funding LLC         4,602
BA Credit Card Trust                                572,191
Banc of America Commercial Mortgage Inc              67,901
Bank of America Auto Trust                          400,995
Bayview Commercial Asset Trust                       16,015
Bear Stearns Commercial Mortgage Securities           5,670
BMW Vehicle Lease Trust                              97,858
Capital Auto Receivables Asset Trust                 60,873
Capital One Multi-Asset Execution Trust              56,660
CarMax Auto Owner Trust                              45,601
CenterPoint Energy Transition Bond Co LLC             4,353
Chase Issuance Trust                                522,608
Citibank Credit Card Issuance Trust                  18,341
Citigroup/Deutsche Bank Commercial Mortgage
  Trust                                             236,812
CNH Equipment Trust                                  35,339
Commercial Mortgage Pass Through Certificates         6,129
Connecticut RRB Special Purpose Trust CL&P            2,943
Consumer Funding LLC                                 38,904
Credit Suisse First Boston Mortgage
  Securities Corp                                     2,477
Detroit Edison Securitization Funding LLC            61,823
Developers Diversified Realty Corp                   69,604
Discover Card Master Trust I                            496
Entergy Gulf States Reconstruction Funding
  LLC                                                90,162
Fannie Mae REMICS                                   199,598


--------------------------------------------------------------------------------
52  COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

NOTES TO PORTFOLIO OF
INVESTMENTS (CONTINUED)



NOMURA SECURITIES (0.350%) (CONTINUED)

SECURITY DESCRIPTION                             VALUE(a)
-----------------------------------------------------------
Fannie Mae Whole Loan                              $131,199
FHLMC Structured Pass Through Securities            104,447
First Union National Bank Commercial Mortgage         5,462
Ford Credit Auto Lease Trust                        274,600
Ford Credit Auto Owner Trust                          9,819
GE Capital Credit Card Master Note Trust            203,354
GS Mortgage Securities Corp II                      114,084
Harley-Davidson Motorcycle Trust                      5,867
Honda Auto Receivables Owner Trust                    6,673
John Deere Owner Trust                               57,607
JP Morgan Chase Commercial Mortgage
  Securities Corp                                    35,549
LB-UBS Commercial Mortgage Trust                    244,567
Mercedes-Benz Auto Receivables Trust                 83,501
Merrill Lynch Mortgage Trust                          1,003
Nissan Auto Lease Trust                             136,217
PSE&G Transition Funding LLC                         42,561
Public Service New Hampshire Funding LLC             11,699
SLM Student Loan Trust                              101,608
USAA Auto Owner Trust                               323,753
Volkswagen Auto Loan Enhanced Trust                  38,904
Wachovia Bank Commercial Mortgage Trust             358,508
World Omni Auto Receivables Trust                    39,452
-----------------------------------------------------------
Total market value of collateral securities      $5,237,199
-----------------------------------------------------------


PERSHING LLC (0.500%)

SECURITY DESCRIPTION                             VALUE(a)
-----------------------------------------------------------
Fannie Mae Pool                                  $2,054,467
Fannie Mae REMICS                                   194,603
Fannie Mae Whole Loan                                 5,403
Federal National Mortgage Association               287,593
Freddie Mac Gold Pool                               587,774
Freddie Mac Non Gold Pool                           111,503
Freddie Mac REMICS                                  483,403
Ginnie Mae I Pool                                   403,615
Ginnie Mae II Pool                                  208,384
Government National Mortgage Association             46,019
United States Treasury Inflation Indexed
  Bonds                                                  74
United States Treasury Note/Bond                    621,295
United States Treasury Strip Coupon                   4,145
United States Treasury Strip Principal               91,722
-----------------------------------------------------------
Total market value of collateral securities      $5,100,000
-----------------------------------------------------------




--------------------------------------------------------------------------------
                    COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT  53

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------

NOTES TO PORTFOLIO OF
INVESTMENTS (CONTINUED)



RBS SECURITIES, INC. (0.350%)

SECURITY DESCRIPTION                             VALUE(a)
-----------------------------------------------------------
American Express Issuance Trust                     $80,094
Amortizing Residential Collateral Trust             363,138
BA Credit Card Trust                                 58,009
Bear Stearns Asset Backed Securities Trust           89,007
Capital Auto Receivables Asset Trust                  4,047
Capital One Multi-Asset Execution Trust           1,097,132
Capital One Prime Auto Receivables Trust                 36
Chase Issuance Trust                                 79,518
Citibank Credit Card Issuance Trust                 647,730
Citigroup Commercial Mortgage Trust                  56,567
Citigroup/Deutsche Bank Commercial Mortgage
  Trust                                             856,502
Credit-Based Asset Servicing and
  Securitization LLC                                115,822
Discover Card Master Trust I                        200,084
First Franklin Mortgage Loan Asset Backed
  Certificates                                      360,053
First National Master Note Trust                    120,589
Ford Credit Auto Owner Trust                         61,599
Goal Capital Funding Trust                           23,959
Greenwich Capital Commercial Funding Corp           218,122
GS Mortgage Securities Corp II                      847,701
Keycorp Student Loan Trust                            1,430
Massachusetts Educational Financing Authority       118,810
Nelnet Education Loan Funding Inc                   409,200
Nelnet Student Loan Trust                         1,317,400
Nissan Auto Lease Trust                             296,969
SLC Student Loan Trust                               47,899
SLM Student Loan Trust                            2,637,116
Structured Asset Investment Loan Trust               72,708
Terwin Mortgage Trust                               318,837
-----------------------------------------------------------
Total market value of collateral securities     $10,500,078
-----------------------------------------------------------



(i) Inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.


--------------------------------------------------------------------------------
54  COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

(j)  Identifies issues considered to be illiquid as to their marketability (see
     Note 2 to the financial statements). The aggregate value of such securities at Sept. 30, 2010 was $796,055, representing 0.08% of net assets. Information concerning such security holdings at Sept. 30, 2010 was as follows:

                                                ACQUISITION
     SECURITY                                      DATES                COST
     ------------------------------------------------------------------------
     BGP Holdings PLC                     02-04-09 thru 05-14-09          $--
     Globaltrans Investment PLC, GDR      06-09-10 thru 09-15-10      169,994
     Magnit OJSC, GDR                     06-09-10 thru 09-15-10      159,682
     Pharmstandard, GDR                   06-09-10 thru 09-15-10      101,232
     Samsung Electronics Co., Ltd., GDR   11-03-09 thru 02-03-10      132,624
     2009 Dole Food Automatic Common
       Exchange Security Trust 7.000%
       Convertible                               09-15-10             188,552
     Unione di Banche Italiane SCPA              05-02-08                 781


(k) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.

(l) The following abbreviation is used in the portfolio security description to identify the insurer and/or guarantor of the issue:

     AGM   --   Assured Guaranty Municipal Corporation
     FGIC  --   Financial Guaranty Insurance Company
     XLCA  --   XL Capital Assurance


(m) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only security is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. The interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows at Sept. 30, 2010.

(n) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Sept. 30, 2010.

(o) Affiliated Money Market Fund -- See Note 8 to the financial statements. The rate shown is the seven-day current annualized yield at Sept. 30, 2010.

(p) Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets.

(q) At Sept. 30, 2010, investments in securities included securities valued at $3,297,072 that were partially pledged as collateral to cover initial margin deposits on open interest rate futures contracts.


--------------------------------------------------------------------------------
                    COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT  55

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------

(r) Security valued by management at fair value according to procedures approved, in good faith, by the Board.

(s) At Sept. 30, 2010, the cost of securities for federal income tax purposes was $1,240,775,972 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                         $79,703,286
     Unrealized depreciation                         (44,701,621)
     ------------------------------------------------------------
     Net unrealized appreciation                     $35,001,665
     ------------------------------------------------------------








--------------------------------------------------------------------------------
56  COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (to include NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements -- Valuation of securities.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as

--------------------------------------------------------------------------------
                    COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT  57

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------

Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of Sept. 30, 2010:

                                                   FAIR VALUE AT SEPT. 30, 2010
                              ---------------------------------------------------------------------
                                    LEVEL 1             LEVEL 2
                                 QUOTED PRICES           OTHER          LEVEL 3
                                   IN ACTIVE          SIGNIFICANT     SIGNIFICANT
                                  MARKETS FOR         OBSERVABLE     UNOBSERVABLE
DESCRIPTION(A)                IDENTICAL ASSETS(B)       INPUTS          INPUTS            TOTAL
---------------------------------------------------------------------------------------------------
Equity Securities
  Common Stocks
    Pharmaceuticals                $43,891,121            $84,656           $--         $43,975,777
    Real Estate                             --                 --             1                   1
    All Other Industries           647,436,228                 --            --         647,436,228
  Preferred Stocks
    Banking                            677,796            470,200            --           1,147,996
    Electric                           151,944            199,662            --             351,606
    Food and Beverage                  173,628            186,506            --             360,134
    Gas Pipelines                           --            218,880            --             218,880
    Health Care                             --             97,175            --              97,175
    Independent Energy                      --            215,294            --             215,294
    Metals                                  --             95,769            --              95,769
    Other Financial
     Institutions                           --            498,264                           498,264
    REITS                                   --             98,280            --              98,280
    All Other Industries             3,435,890                 --            --           3,435,890
  Rights
    Electronic Equipment,
     Instruments &
     Components                             --              1,665            --               1,665
  Warrants                                  34                 --            --                  34
---------------------------------------------------------------------------------------------------
Total Equity Securities            695,766,641          2,166,351             1         697,932,993
---------------------------------------------------------------------------------------------------
Bonds
  Foreign Government
    Obligations & Agencies                  --         21,751,386            --          21,751,386
  U.S. Government
    Obligations & Agencies          12,124,373         34,144,241            --          46,268,614
  Asset-Backed Securities                   --          2,510,757        35,112           2,545,869
  Commercial Mortgage-
    Backed Securities                       --          7,758,020            --           7,758,020
  Residential Mortgage-
    Backed Securities                       --         25,635,408            --          25,635,408
  Corporate Debt
    Securities                              --        224,467,698            --         224,467,698
---------------------------------------------------------------------------------------------------
Total Bonds                         12,124,373        316,267,510        35,112         328,426,995
---------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
58  COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                   FAIR VALUE AT SEPT. 30, 2010
                              ---------------------------------------------------------------------
                                    LEVEL 1             LEVEL 2
                                 QUOTED PRICES           OTHER          LEVEL 3
                                   IN ACTIVE          SIGNIFICANT     SIGNIFICANT
                                  MARKETS FOR         OBSERVABLE     UNOBSERVABLE
DESCRIPTION(A)                IDENTICAL ASSETS(B)       INPUTS          INPUTS            TOTAL
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
Other
  Exchange-Traded Funds               $854,061                $--           $--            $854,061
  Affiliated Money Market
    Fund(c)                        108,413,003                 --            --         108,413,003
  Investments of Cash
    Collateral Received
    for Securities on Loan                  --        140,150,585            --         140,150,585
---------------------------------------------------------------------------------------------------
Total Other                        109,267,064        140,150,585            --         249,417,649
---------------------------------------------------------------------------------------------------
Investments in Securities          817,158,078        458,584,446        35,113       1,275,777,637
Derivatives(d)
  Assets
    Futures Contracts                   76,316                 --            --              76,316
    Swap Contracts                          --             89,051            --              89,051
    Forward Foreign
     Currency Contracts                     --            871,783            --             871,783
  Liabilities
    Futures Contracts                  (85,324)                --            --             (85,324)
    Forward Foreign
     Currency Contracts                     --           (834,924)           --            (834,924)
---------------------------------------------------------------------------------------------------
Total                             $817,149,070       $458,710,356       $35,113      $1,275,894,539
---------------------------------------------------------------------------------------------------


(a) See the Portfolio of Investments for all investment classifications not indicated in the table.

(b) There were no significant transfers between Levels 1 and 2 during the period.

(c) Money market fund that is a sweep investment for cash balances in the Fund at Sept. 30, 2010.

(d)  Derivative instruments are valued at unrealized appreciation
     (depreciation).


--------------------------------------------------------------------------------
                    COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT  59

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------

The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

                                                          ASSET-
                                              COMMON      BACKED
                                              STOCKS    SECURITIES     TOTAL
-----------------------------------------------------------------------------
Balance as of Sept. 30, 2009                      $2      $72,000     $72,002
  Accrued discounts/premiums                      --      (40,018)    (40,018)
  Realized gain (loss)                         5,050           --       5,050
  Change in unrealized appreciation
    (depreciation)*                               (1)       3,130       3,129
  Sales                                       (5,050)          --      (5,050)
  Purchases                                       --           --          --
  Transfers into Level 3                          --           --          --
  Transfers out of Level 3                        --           --          --
-----------------------------------------------------------------------------
Balance as of Sept. 30, 2010                      $1      $35,112     $35,113
-----------------------------------------------------------------------------


* Change in unrealized appreciation (depreciation) relating to securities held at Sept. 30, 2010 was $3,130.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.


--------------------------------------------------------------------------------
60  COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES  -------------------------------------------
SEPT. 30, 2010


ASSETS
Investments in securities, at value
  Unaffiliated issuers* (identified cost $987,811,673)                    $1,027,214,049
  Affiliated money market fund (identified cost $108,413,003)                108,413,003
  Investments of cash collateral received for securities on loan
    (identified cost $140,150,585)                                           140,150,585
----------------------------------------------------------------------------------------
Total investments in securities (identified cost $1,236,375,261)           1,275,777,637
Foreign currency holdings (identified cost $98,019)                              105,586
Capital shares receivable                                                        331,954
Dividends and accrued interest receivable                                      5,898,677
Receivable for investment securities sold                                      8,717,930
Unrealized appreciation on forward foreign currency contracts                    871,783
Unrealized appreciation on swap contracts                                         89,051
----------------------------------------------------------------------------------------
Total assets                                                               1,291,792,618
----------------------------------------------------------------------------------------
LIABILITIES
Premiums received on outstanding credit default swap contracts                   461,216
Disbursements in excess of cash                                                   27,180
Capital shares payable                                                         2,398,107
Payable for investment securities purchased                                   90,769,988
Payable upon return of securities loaned                                     140,150,585
Variation margin payable on futures contracts                                      7,988
Unrealized depreciation on forward foreign currency contracts                    834,924
Accrued investment management services fees                                       16,535
Accrued distribution fees                                                          9,554
Accrued transfer agency fees                                                      27,904
Accrued administrative services fees                                               2,241
Accrued plan administration services fees                                            183
Other accrued expenses                                                           230,526
----------------------------------------------------------------------------------------
Total liabilities                                                            234,936,931
----------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                        $1,056,855,687
----------------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.01 par value                                           $    1,173,228
Additional paid-in capital                                                 1,430,636,793
Undistributed net investment income                                            7,135,920
Accumulated net realized gain (loss)                                        (421,631,356)
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign currencies          39,541,102
----------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock  $1,056,855,687
----------------------------------------------------------------------------------------
*Value of securities on loan                                              $  144,602,644
----------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                    COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT  61

STATEMENT OF ASSETS AND LIABILITIES (continued) ------------------------------- SEPT. 30, 2010

NET ASSET VALUE PER SHARE
                   NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A          $945,595,394          104,846,576                       $9.02(1)
Class B          $ 74,220,445            8,307,991                       $8.93
Class C          $ 36,613,825            4,121,060                       $8.88
Class I          $      3,911                  434                       $9.01
Class R          $      3,911                  434                       $9.01
Class R4         $    415,695               46,005                       $9.04
Class Z          $      2,506                  278                       $9.01
------------------------------------------------------------------------------



(1) The maximum offering price per share for Class A is $9.57. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
62  COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT

STATEMENT OF OPERATIONS  -------------------------------------------------------


YEAR ENDED SEPT. 30, 2010
INVESTMENT INCOME
Income:
Dividends                                                     $ 21,209,536
Interest                                                        11,401,312
Income distributions from affiliated money market fund              64,952
Income from securities lending -- net                              533,701
Foreign taxes withheld                                            (758,848)
--------------------------------------------------------------------------
Total income                                                    32,450,653
--------------------------------------------------------------------------
Expenses:
Investment management services fees                              5,680,661
Distribution fees
  Class A                                                        2,558,223
  Class B                                                          996,429
  Class C                                                          415,800
  Class R                                                               19
  Class R3                                                               9
Transfer agency fees
  Class A                                                        1,942,919
  Class B                                                          202,164
  Class C                                                           81,145
  Class R                                                                3
  Class R3                                                               3
  Class R4                                                             473
  Class R5                                                               3
Administrative services fees                                       890,778
Plan administration services fees
  Class R                                                                9
  Class R3                                                               9
  Class R4                                                           2,177
Compensation of board members                                       34,457
Custodian fees                                                     109,219
Printing and postage                                               112,500
Registration fees                                                   52,735
Professional fees                                                   53,150
Other                                                              179,535
--------------------------------------------------------------------------
Total expenses                                                  13,312,420
--------------------------------------------------------------------------
Investment income (loss) -- net                                 19,138,233

--------------------------------------------------------------------------


--------------------------------------------------------------------------------
                    COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT  63

STATEMENT OF OPERATIONS (continued)  -------------------------------------------

YEAR ENDED SEPT. 30, 2010
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                       $(60,190,496)
  Foreign currency transactions                                  2,588,362
  Futures contracts                                              3,846,423
  Swap transactions                                              3,516,321
--------------------------------------------------------------------------
Net realized gain (loss) on investments                        (50,239,390)
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities
  in foreign currencies                                        133,930,779
--------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies           83,691,389
--------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                  $102,829,622
--------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
64  COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS  -------------------------------------------


YEAR ENDED SEPT. 30,                                                    2010            2009
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                               $   19,138,233  $   21,824,374
Net realized gain (loss) on investments                          (50,239,390)   (356,570,587)
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities
  in foreign currencies                                          133,930,779     251,195,052
--------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                     102,829,622     (83,551,161)
--------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                                      (22,108,474)    (16,834,117)
    Class B                                                       (1,317,899)       (994,784)
    Class C                                                         (587,149)       (372,611)
    Class I                                                             (103)            (67)
    Class R                                                              (72)            (45)
    Class R3                                                             (54)            (53)
    Class R4                                                         (16,075)        (63,666)
    Class R5                                                             (69)            (66)
  Net realized gain
    Class A                                                               --     (41,389,405)
    Class B                                                               --      (4,968,746)
    Class C                                                               --      (1,748,006)
    Class I                                                               --            (121)
    Class R                                                               --            (121)
    Class R3                                                              --            (121)
    Class R4                                                              --        (204,989)
    Class R5                                                              --            (121)
--------------------------------------------------------------------------------------------
Total distributions                                              (24,029,895)    (66,577,039)

--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                    COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT  65

STATEMENTS OF CHANGES IN NET ASSETS (continued)  -------------------------------

YEAR ENDED SEPT. 30,                                                    2010            2009
CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                              $   46,555,511  $  103,620,192
  Class B shares                                                   4,544,100      15,592,329
  Class C shares                                                   4,685,367       7,953,459
  Class R4 shares                                                     85,050         337,914
  Class Z shares                                                       2,500             N/A
Reinvestment of distributions at net asset value
  Class A shares                                                  21,330,087      57,145,191
  Class B shares                                                   1,272,830       5,803,404
  Class C shares                                                     541,812       1,998,857
  Class R4 shares                                                     16,075         268,655
Conversions from Class B to Class A
  Class A shares                                                  14,804,963      17,575,561
  Class B shares                                                 (14,804,963)    (17,575,561)
Payments for redemptions
  Class A shares                                                (329,312,069)   (364,792,004)
  Class B shares                                                 (38,495,187)    (41,694,600)
  Class C shares                                                 (17,922,174)    (17,561,521)
  Class R3 shares                                                     (5,000)             --
  Class R4 shares                                                   (978,113)     (5,164,392)
  Class R5 shares                                                     (5,000)             --
--------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
  transactions                                                  (307,684,211)   (236,492,516)
--------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                         (228,884,484)   (386,620,716)
Net assets at beginning of year                                1,285,740,171   1,672,360,887
--------------------------------------------------------------------------------------------
Net assets at end of year                                     $1,056,855,687  $1,285,740,171
--------------------------------------------------------------------------------------------
Undistributed net investment income                           $    7,135,920  $    4,603,193
--------------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
66  COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. For periods ended 2007 and after, per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

                                                                    YEAR ENDED SEPT. 30,
CLASS A                                            ------------------------------------------------------
PER SHARE DATA                                      2010       2009         2008        2007        2006
Net asset value, beginning of period               $8.44       $9.10       $12.48      $10.78       $9.96
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         .15         .14          .24         .22         .18
Net gains (losses) (both realized and
 unrealized)                                         .63        (.40)       (2.71)       1.71         .80
---------------------------------------------------------------------------------------------------------
Total from investment operations                     .78        (.26)       (2.47)       1.93         .98
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                (.20)       (.12)        (.23)       (.23)       (.16)
Distributions from realized gains                     --        (.28)        (.68)         --          --
---------------------------------------------------------------------------------------------------------
Total distributions                                 (.20)       (.40)        (.91)       (.23)       (.16)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $9.02       $8.44        $9.10      $12.48      $10.78
---------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       9.29%      (2.33%)     (20.90%)     17.97%       9.88%
---------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Total expenses                                     1.05%       1.10%        1.02%       1.12%       1.12%
---------------------------------------------------------------------------------------------------------
Net investment income (loss)                       1.73%       1.82%        2.20%       1.90%       1.84%
---------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)             $946      $1,123       $1,437      $1,872      $1,209
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate(b)                          114%        136%         123%        123%        122%
---------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                    COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT  67

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                                    YEAR ENDED SEPT. 30,
CLASS B                                            ------------------------------------------------------
PER SHARE DATA                                      2010       2009         2008        2007        2006
Net asset value, beginning of period               $8.36       $9.01       $12.36      $10.69       $9.88
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         .08         .08          .15         .13         .10
Net gains (losses) (both realized and
 unrealized)                                         .62        (.39)       (2.67)       1.68         .80
---------------------------------------------------------------------------------------------------------
Total from investment operations                     .70        (.31)       (2.52)       1.81         .90
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                (.13)       (.06)        (.15)       (.14)       (.09)
Distributions from realized gains                     --        (.28)        (.68)         --          --
---------------------------------------------------------------------------------------------------------
Total distributions                                 (.13)       (.34)        (.83)       (.14)       (.09)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $8.93       $8.36        $9.01      $12.36      $10.69
---------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       8.38%      (3.00%)     (21.50%)     17.02%       9.09%
---------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Total expenses                                     1.81%       1.87%        1.78%       1.88%       1.89%
---------------------------------------------------------------------------------------------------------
Net investment income (loss)                        .98%       1.05%        1.43%       1.14%       1.09%
---------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $74        $115         $169        $243        $146
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate(b)                          114%        136%         123%        123%        122%
---------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
68  COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                    YEAR ENDED SEPT. 30,
CLASS C                                            ------------------------------------------------------
PER SHARE DATA                                      2010       2009         2008        2007        2006
Net asset value, beginning of period               $8.32       $8.97       $12.31      $10.66       $9.86
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         .08         .08          .16         .14         .10
Net gains (losses) (both realized and
 unrealized)                                         .61        (.39)       (2.67)       1.66         .79
---------------------------------------------------------------------------------------------------------
Total from investment operations                     .69        (.31)       (2.51)       1.80         .89
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                (.13)       (.06)        (.15)       (.15)       (.09)
Distributions from realized gains                     --        (.28)        (.68)         --          --
---------------------------------------------------------------------------------------------------------
Total distributions                                 (.13)       (.34)        (.83)       (.15)       (.09)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $8.88       $8.32        $8.97      $12.31      $10.66
---------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       8.34%      (2.98%)     (21.47%)     16.97%       9.11%
---------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Total expenses                                     1.81%       1.86%        1.77%       1.88%       1.89%
---------------------------------------------------------------------------------------------------------
Net investment income (loss)                        .98%       1.07%        1.47%       1.16%       1.14%
---------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $37         $47          $59         $67         $23
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate(b)                          114%        136%         123%        123%        122%
---------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                    COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT  69

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                               YEAR ENDED SEPT. 30,
CLASS I                                            -------------------------------------------
PER SHARE DATA                                      2010       2009         2008       2007(c)
Net asset value, beginning of period               $8.43       $9.09       $12.47       $11.52
----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         .19         .18          .28          .22
Net gains (losses) (both realized and
 unrealized)                                         .63        (.41)       (2.71)        1.00
----------------------------------------------------------------------------------------------
Total from investment operations                     .82        (.23)       (2.43)        1.22
----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                (.24)       (.15)        (.27)        (.27)
Distributions from realized gains                     --        (.28)        (.68)          --
----------------------------------------------------------------------------------------------
Total distributions                                 (.24)       (.43)        (.95)        (.27)
----------------------------------------------------------------------------------------------
Net asset value, end of period                     $9.01       $8.43        $9.09       $12.47
----------------------------------------------------------------------------------------------
TOTAL RETURN                                       9.79%      (1.88%)     (20.60%)      10.70%
----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Total expenses                                      .60%        .65%         .63%         .73%(d)
----------------------------------------------------------------------------------------------
Net investment income (loss)                       2.19%       2.34%        2.59%        2.33%(d)
----------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $--         $--          $--          $--
----------------------------------------------------------------------------------------------
Portfolio turnover rate(b)                          114%        136%         123%         123%
----------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
70  COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                               YEAR ENDED SEPT. 30,
CLASS R*                                           -------------------------------------------
PER SHARE DATA                                      2010       2009         2008       2007(c)
Net asset value, beginning of period               $8.43       $9.09       $12.47       $11.52
----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         .12         .12          .22          .14
Net gains (losses) (both realized and
 unrealized)                                         .63        (.40)       (2.69)        1.00
----------------------------------------------------------------------------------------------
Total from investment operations                     .75        (.28)       (2.47)        1.14
----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                (.17)       (.10)        (.23)        (.19)
Distributions from realized gains                     --        (.28)        (.68)          --
----------------------------------------------------------------------------------------------
Total distributions                                 (.17)       (.38)        (.91)        (.19)
----------------------------------------------------------------------------------------------
Net asset value, end of period                     $9.01       $8.43        $9.09       $12.47
----------------------------------------------------------------------------------------------
TOTAL RETURN                                       8.90%      (2.52%)     (20.93%)      10.01%
----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Gross expenses prior to expense
 waiver/reimbursement                              1.42%       1.42%        1.45%        1.54%(d)
----------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                           1.42%       1.33%        1.20%        1.54%(d)
----------------------------------------------------------------------------------------------
Net investment income (loss)                       1.38%       1.60%        1.98%        1.51%(d)
----------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $--         $--          $--          $--
----------------------------------------------------------------------------------------------
Portfolio turnover rate(b)                          114%        136%         123%         123%
----------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                    COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT  71

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                                    YEAR ENDED SEPT. 30,
CLASS R4                                           ------------------------------------------------------
PER SHARE DATA                                      2010       2009         2008        2007        2006
Net asset value, beginning of period               $8.45       $9.10       $12.48      $10.78       $9.96
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         .16         .15          .26         .24         .21
Net gains (losses) (both realized and
 unrealized)                                         .64        (.40)       (2.71)       1.70         .79
---------------------------------------------------------------------------------------------------------
Total from investment operations                     .80        (.25)       (2.45)       1.94        1.00
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                (.21)       (.12)        (.25)       (.24)       (.18)
Distributions from realized gains                     --        (.28)        (.68)         --          --
---------------------------------------------------------------------------------------------------------
Total distributions                                 (.21)       (.40)        (.93)       (.24)       (.18)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $9.04       $8.45        $9.10      $12.48      $10.78
---------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       9.49%      (2.11%)     (20.71%)     18.08%      10.07%
---------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Gross expenses prior to expense
 waiver/reimbursement                               .91%        .94%         .93%       1.03%        .96%
---------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                            .91%        .87%         .78%       1.00%        .96%
---------------------------------------------------------------------------------------------------------
Net investment income (loss)                       1.87%       1.97%        2.31%       2.01%       2.07%
---------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $--          $1           $7         $17         $14
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate(b)                          114%        136%         123%        123%        122%
---------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
72  COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                   YEAR ENDED
CLASS Z                                             SEPT. 30,
PER SHARE DATA                                       2010(f)
Net asset value, beginning of period                   $8.98
-------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            (.01)
Net gains (losses) (both realized and
 unrealized)                                             .04
-------------------------------------------------------------
Total from investment operations                         .03
-------------------------------------------------------------
Net asset value, end of period                         $9.01
-------------------------------------------------------------
TOTAL RETURN                                            .33%
-------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Total expenses                                         1.02%(d)
-------------------------------------------------------------
Net investment income (loss)                         (13.66%)(d)
-------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                  $--
-------------------------------------------------------------
Portfolio turnover rate(b)                              114%
-------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS
 *  Effective Sept. 7, 2010, Class R2 shares were renamed Class R shares.
(a) Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(b) Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 113%, 116% and 89% for the years ended Sept. 30, 2010, 2009 and 2008, respectively.
(c) For the period from Dec. 11, 2006 (when shares became publicly available) to Sept. 30, 2007.
(d) Annualized.
(e) The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f) For the period from Sept. 27, 2010 (when shares became publicly available) to Sept. 30, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                    COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT  73

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. ORGANIZATION

Columbia Strategic Allocation Fund (formerly known as RiverSource Strategic Allocation Fund) (the Fund) is a series of RiverSource Strategic Allocation Series, Inc. (the Corporation) and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Corporation has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Corporation's Board of Directors (the Board). The Fund's assets primarily are allocated among four asset classes: (1) U.S. equities, (2) U.S. and foreign debt securities, (3) foreign equity securities and (4) cash.

The Fund offers Class A, Class B, Class C, Class I, Class R, Class R4 and Class Z shares.

- Class A shares are offered with a front-end sales charge, which may be waived under certain circumstances.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares one month after the completion of the eighth year of ownership if originally purchased in a RiverSource fund on or after May 21, 2005 or originally purchased in a Seligman fund on or after June 13, 2009. Class B shares originally purchased in a RiverSource fund prior to May 21, 2005 will convert to Class A shares in the ninth calendar year of ownership. Class B shares originally purchased in a Seligman fund prior to June 13, 2009 will convert to Class A shares in the month prior to the ninth year of ownership. Effective Sept. 7, 2010, the Fund no longer accepts investments from new or existing investors in the Fund's Class B shares, except that (i) dividend and/or capital gain distributions may continue to be reinvested in Class B shares of the Fund and (ii) shareholders invested in Class B shares of the Fund may exchange those shares for Class B shares of other Columbia, RiverSource, Seligman and Threadneedle funds offering such shares.

-  Class C shares may be subject to a CDSC.

- Class I, Class R and Class R4 shares are offered without a front-end sales charge or CDSC to qualifying institutional investors. Effective Sept. 7, 2010, Class R2 shares were renamed Class R shares.

- Class Z shares are offered without a front-end sales charge or CDSC to certain eligible investors. Class Z shares became effective Sept. 27, 2010.

At Aug. 27, 2010, all Class R3 and Class R5 shares were liquidated. The shares in these classes had consisted solely of seed capital from Columbia Management Investment Advisers, LLC (formerly known as RiverSource Investments, LLC) (the Investment Manager).


--------------------------------------------------------------------------------
74  COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


At Sept. 30, 2010, the Investment Manager owned 100% of Class I, Class R and Class Z shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price from the primary exchange. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise

--------------------------------------------------------------------------------
                    COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT  75

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available. Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.

FOREIGN CURRENCY TRANSLATIONS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Sept. 30, 2010, foreign currency holdings consisted of multiple denominations, primarily Brazilian reais.

REPURCHASE AGREEMENTS
The Fund may enter into repurchase agreements. Generally, securities received as collateral subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The market value of securities held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.


--------------------------------------------------------------------------------
76  COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


ILLIQUID SECURITIES
At Sept. 30, 2010, investments in securities included issues that are illiquid which the Fund currently limits to 15% of net assets, at market value, at the time of purchase. The aggregate value of such securities at Sept. 30, 2010 was $796,055 representing 0.08% of net assets. Certain illiquid securities may be valued, in good faith, by management at fair value according to procedures approved by the Board. According to Board guidelines, certain unregistered securities are determined to be liquid and are not included within the 15% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

SECURITIES PURCHASED ON A FORWARD-COMMITMENT BASIS
Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. At Sept. 30, 2010, the Fund has outstanding when-issued securities of $10,004,884.

The Fund also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Fund to "roll over" its purchase commitments, the Fund receives negotiated amounts in the form of reductions of the purchase price of the commitment. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Losses may arise due to changes in the value of the securities or if a counterparty does not perform under the terms of the agreement. If a counterparty files for bankruptcy or becomes insolvent, the Fund's right to repurchase or sell securities may be limited.

FORWARD SALE COMMITMENTS
The Fund may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. During the time a forward sale commitment is outstanding, equivalent deliverable securities, or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.


--------------------------------------------------------------------------------
                    COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT  77

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Valuation of securities" above. The forward sale commitment is "marked-to-market" daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into. At Sept. 30, 2010, the Fund had no outstanding forward sale commitments.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income (which includes net short-term capital gains) to shareholders. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all tax returns filed for the last three years.

FOREIGN CAPITAL GAINS TAXES
Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 15%. The Fund pays such foreign taxes on net realized gains at the appropriate rate for each jurisdiction.

DIVIDENDS TO SHAREHOLDERS
Dividends from net investment income, declared and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are normally distributed along with the last income dividend of the calendar year.


--------------------------------------------------------------------------------
78  COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income, if any, is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

3. INVESTMENTS IN DERIVATIVES

The Fund may invest in certain derivative instruments, which are transactions whose values depend on or are derived from (in whole or in part) the value of one or more other assets, such as securities, currencies, commodities or indices. Such derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk, and credit risk. Investments in derivative instruments may expose the Fund to certain additional risks, including those detailed below.

FORWARD FOREIGN CURRENCY CONTRACTS
The Fund may enter into forward foreign currency contracts in connection with settling purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund's securities or as part of its investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily based upon foreign currency exchange rates from an independent pricing service and the change in value is recorded as unrealized appreciation or depreciation. The Fund will record a realized gain or loss when the forward foreign currency contract is closed.

The risks of forward foreign currency contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that the counterparty will not complete its contractual obligation, which may be in excess of the amount, if any, reflected in the Statement of Assets and Liabilities.

FUTURES TRANSACTIONS
The Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange to produce incremental earnings, hedge existing positions or protect against market changes in the value of equities, interest rates or foreign currencies. The Fund may also buy and write put and call options on these

--------------------------------------------------------------------------------
                    COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT  79

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

futures contracts. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Futures and options on futures are valued daily based upon the last sale price at the close of the market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Upon entering into futures contracts, the Fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

CREDIT DEFAULT SWAP TRANSACTIONS
The Fund may enter into credit default swap transactions to increase or decrease its credit exposure to an issuer of debt securities, a specific debt security, or an index of issuers or debt securities. Additionally, credit default swaps may be used to hedge the Fund's exposure on a debt security that it owns or in lieu of selling such debt security.

As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If the credit event specified in the contract occurs, the Fund will be required to deliver either the reference obligation or an equivalent cash amount to the protection seller and in exchange, the Fund will receive the notional amount from the seller. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain
(loss). At Sept. 30, 2010, and for the year then ended, the Fund had no outstanding credit default swap contracts in which the Fund was the purchaser of protection.

As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on the notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If the credit event specified in the contract occurs, the Fund will receive the

--------------------------------------------------------------------------------
80  COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------



reference obligation or an equivalent cash amount in exchange for the payment of the notional amount to the protection buyer. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. Notional amounts of all credit default swap contracts outstanding for which the Fund is the seller of protection are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments. These potential amounts may be partially offset by any recovery values of the respective reference obligations or premiums received upon entering into the agreement.

As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. Market values for credit default swap contracts in which the Fund is the seller of protection are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.

The notional amounts and market values of credit default swap contracts are not recorded in the financial statements. Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded. Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to leverage risk, hedging risk, correlation risk and liquidity risk.

Credit default swap transactions are also subject to the risk of the counterparty not fulfilling its obligations under the contract (counterparty credit risk). The Fund attempts to mitigate counterparty credit risk by entering into credit default

--------------------------------------------------------------------------------
                    COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT  81

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


swap transactions only with counterparties that meet prescribed levels of creditworthiness, as determined by the Investment Manager. The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net market value of all derivative transactions entered into pursuant to the contract between the Fund and such counterparty. If the net market value of such derivatives transactions between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty is required to post cash and/or securities as collateral. Market values of derivatives transactions presented in the financial statements are not netted with the market values of other derivatives transactions or with any collateral amounts posted by the Fund or any counterparty. At Sept. 30, 2010, no collateral had been posted by either the Fund or the counterparty.

INTEREST RATE SWAP TRANSACTIONS
The Fund may enter into interest rate swap transactions to produce incremental earnings, or to gain exposure to or protect itself from market rate changes, or to synthetically add or subtract principal exposure to a market. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future (the "effective date"). The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.

Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.

Risks of entering into interest rate swaps include a lack of correlation between the swaps and the portfolio of bonds the swaps are designed to hedge or replicate. A lack of correlation may cause the interest rate swaps to experience adverse changes in value relative to expectations. In addition, interest rate swaps are subject to the risk of default of a counterparty, and the risk of adverse movements in market interest rates relative to the interest rate swap positions taken. The Fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract's remaining life to the extent that such amount is

--------------------------------------------------------------------------------
82  COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------



positive, plus the cost of entering into a similar transaction with another counterparty.

The Fund attempts to mitigate counterparty credit risk by entering into interest rate swap transactions only with counterparties that meet prescribed levels of creditworthiness, as determined by the Investment Manager. The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net market value of all derivative transactions entered into pursuant to the contract between the Fund and such counterparty. If the net market value of such derivatives transactions between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty is required to post cash and/or securities as collateral. Market values of derivatives transactions presented in the financial statements are not netted with the market values of other derivatives transactions or with any collateral amounts posted by the Fund or any counterparty. At Sept. 30, 2010, and for the year then ended, the Fund had no outstanding interest rate swap contracts.

EFFECTS OF DERIVATIVE TRANSACTIONS ON THE FINANCIAL STATEMENTS
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.


--------------------------------------------------------------------------------
                    COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT  83

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

FAIR VALUES OF DERIVATIVE INSTRUMENTS AT SEPT. 30, 2010


                            ASSET DERIVATIVES              LIABILITY DERIVATIVES
                     -------------------------------  -------------------------------
                     STATEMENT OF ASSETS              STATEMENT OF ASSETS
RISK EXPOSURE          AND LIABILITIES                  AND LIABILITIES
CATEGORY                   LOCATION       FAIR VALUE        LOCATION       FAIR VALUE
-------------------------------------------------------------------------------------------
                     Unrealized
                     appreciation on
Credit contracts     swap transactions    $   89,051  N/A                        N/A
-------------------------------------------------------------------------------------------
                     Net
                     assets -- unrealiz-
                     ed appreciation on
Equity contracts     investments               8,343* N/A                        N/A
-------------------------------------------------------------------------------------------
                     Unrealized                       Unrealized
                     appreciation on                  depreciation on
Foreign exchange     forward foreign                  forward foreign
  contracts          currency contracts      871,783  currency contracts    $834,924
-------------------------------------------------------------------------------------------
                     Net                              Net
                     assets -- unrealiz-              assets -- unrealiz-
Interest rate        ed appreciation on               ed depreciation on
  contracts          investments              67,973* investments             85,324*
-------------------------------------------------------------------------------------------
Total                                     $1,037,150                        $920,248
-------------------------------------------------------------------------------------------


* Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

EFFECT OF DERIVATIVE INSTRUMENTS IN THE STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPT. 30, 2010


       AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
--------------------------------------------------------------------------------
                               FORWARD
                               FOREIGN
                              CURRENCY
RISK EXPOSURE CATEGORY        CONTRACTS    FUTURES      SWAPS       TOTAL
--------------------------------------------------------------------------------
Credit contracts             $       --  $       --  $3,516,321  $3,516,321
--------------------------------------------------------------------------------
Equity contracts                     --   1,572,261          --  $1,572,261
--------------------------------------------------------------------------------
Foreign exchange contracts    1,824,642          --          --  $1,824,642
--------------------------------------------------------------------------------
Interest rate contracts              --   2,274,162          --  $2,274,162
--------------------------------------------------------------------------------
Total                        $1,824,642  $3,846,423  $3,516,321  $9,187,386
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
84  COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


  CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED IN
                                     INCOME
--------------------------------------------------------------------------------
                              FORWARD
                              FOREIGN
                              CURRENCY
RISK EXPOSURE CATEGORY       CONTRACTS   FUTURES      SWAPS        TOTAL
--------------------------------------------------------------------------------
Credit contracts             $      --  $      --  $(1,491,913) $(1,491,913)
--------------------------------------------------------------------------------
Equity contracts                    --    (93,018)          --  $   (93,018)
--------------------------------------------------------------------------------
Foreign exchange contracts    (499,795)        --           --  $  (499,795)
--------------------------------------------------------------------------------
Interest rate contracts             --   (117,911)          --  $  (117,911)
--------------------------------------------------------------------------------
Total                        $(499,795) $(210,929) $(1,491,913) $(2,202,637)
--------------------------------------------------------------------------------


VOLUME OF DERIVATIVE ACTIVITY
FORWARD FOREIGN CURRENCY CONTRACTS
The gross notional amount of contracts outstanding was approximately $46.8 million at Sept. 30, 2010. The monthly average gross notional amount for these contracts was $53.2 million for the year ended Sept. 30, 2010. The fair value of such contracts on Sept. 30, 2010 is set forth in the table above.

FUTURES
The gross notional amount of long and short contracts outstanding was approximately $6.1 million and $14.8 million, respectively, at Sept. 30, 2010. The monthly average gross notional amounts for long and short contracts was $26 million and $25.2 million, respectively, for the year ended Sept. 30, 2010. The fair value of such contracts on Sept. 30, 2010 is set forth in the table above.

SWAPS
The gross notional amount of contracts outstanding was approximately $15 million at Sept. 30, 2010. The monthly average gross notional amount for these contracts was $15.5 million for the year ended Sept. 30, 2010. The fair value of such contracts on Sept. 30, 2010 is set forth in the table above.

4. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.57% to 0.39% as the Fund's net assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the Lipper Flexible Portfolio Funds

--------------------------------------------------------------------------------
                    COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT  85

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.08% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the management fee by $920,753 for the year ended Sept. 30, 2010. The management fee for the year ended Sept. 30, 2010 was 0.49% of the Fund's average daily net assets, including the adjustment under the terms of the performance incentive arrangement.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. The fee for the year ended Sept. 30, 2010 was 0.08% of the Fund's average daily net assets.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended Sept. 30, 2010, other expenses paid to this company were $3,344.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), the board members who are not "interested persons" of the Fund under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or certain other funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the funds until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, Columbia Management Investment Services Corp. (formerly known as RiverSource Service Corporation) (the Transfer Agent) is responsible for providing transfer agency services to the Fund.

Prior to Sept. 7, 2010, the Transfer Agent received annual account-based service fees from Class A, Class B and Class C shares that varied by class and annual asset-based service fees based on the Fund's average daily net assets attributable to Class R and Class R4 shares. In addition, the Transfer Agent charged an annual fee per inactive account and received reimbursement from the Fund for certain out-of-pocket expenses.


--------------------------------------------------------------------------------
86  COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


Under a new Transfer Agency Agreement effective Sept. 7, 2010, the Transfer Agent has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent receives monthly account-based service fees based on the number of open accounts and asset-based fees, calculated based on assets held in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services, Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc.), which are intended to reimburse the Transfer Agent for certain sub-transfer agent fees (exclusive of BFDS fees). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent also receives reimbursement for certain out-of-pocket expenses and may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.

For the year ended Sept. 30, 2010, the Fund's effective transfer agent fee rate as a percentage of average net assets was as follows:

CLASS A    CLASS B    CLASS C    CLASS R    CLASS R4
----------------------------------------------------
0.19%        0.20%      0.20%      0.08%      0.05%


Class I shares do not pay transfer agent fees.

PLAN ADMINISTRATION SERVICES FEES
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services. Prior to Sept. 7, 2010, the Fund also paid an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R shares for such services.

DISTRIBUTION FEES
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (formerly known as RiverSource Fund Distributors, Inc.) (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund paid a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R shares and a fee at an annual rate of up to 1.00% of the


--------------------------------------------------------------------------------
                    COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT  87

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $6,013,000 and $409,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of July 31, 2010, and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

SALES CHARGES
Sales charges, including front-end and CDSCs, received by the Distributor for distributing Fund shares were $1,207,048 for Class A, $93,257 for Class B and $5,843 for Class C for the year ended Sept. 30, 2010.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations, but including mortgage dollar rolls) aggregated $1,292,245,028 and $1,627,535,152, respectively, for the year ended Sept. 30, 2010. Realized gains and losses are determined on an identified cost basis.

6. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated were as follows:

YEAR ENDED SEPT. 30,                           2010         2009
-------------------------------------------------------------------
CLASS A
Sold                                         5,296,688   13,986,656
Converted from Class B*                      1,701,708    2,202,495
Reinvested distributions                     2,409,660    7,593,921
Redeemed                                   (37,570,527) (48,752,943)
-------------------------------------------------------------------
Net increase (decrease)                    (28,162,471) (24,969,871)
-------------------------------------------------------------------
CLASS B
Sold                                           522,839    2,133,844
Reinvested distributions                       145,283      779,494
Converted to Class A*                       (1,719,495)  (2,224,798)
Redeemed                                    (4,436,504)  (5,656,313)
-------------------------------------------------------------------
Net increase (decrease)                     (5,487,877)  (4,967,773)
-------------------------------------------------------------------



--------------------------------------------------------------------------------
88  COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


YEAR ENDED SEPT. 30,                           2010         2009
-------------------------------------------------------------------
CLASS C
Sold                                           539,885    1,094,109
Reinvested distributions                        62,116      269,717
Redeemed                                    (2,073,803)  (2,379,246)
-------------------------------------------------------------------
Net increase (decrease)                     (1,471,802)  (1,015,420)
-------------------------------------------------------------------

CLASS R3
Redeemed                                          (434)          --
-------------------------------------------------------------------
Net increase (decrease)                           (434)          --
-------------------------------------------------------------------

CLASS R4
Sold                                            10,124       46,382
Reinvested distributions                         1,815       35,862
Redeemed                                      (110,147)    (686,576)
-------------------------------------------------------------------
Net increase (decrease)                        (98,208)    (604,332)
-------------------------------------------------------------------

CLASS R5
Redeemed                                          (434)          --
-------------------------------------------------------------------
Net increase (decrease)                           (434)          --
-------------------------------------------------------------------

CLASS Z**
Sold                                               278          N/A
-------------------------------------------------------------------
Net increase (decrease)                            278          N/A
-------------------------------------------------------------------


 *Automatic conversion of Class B shares to Class A shares based on the original purchase date.
**For the period from Sept. 27, 2010 (when shares became publicly available) to Sept. 30, 2010.

7. LENDING OF PORTFOLIO SECURITIES

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At Sept. 30, 2010, securities valued at

--------------------------------------------------------------------------------
                    COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT  89

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


$144,602,644 were on loan, secured by U.S. government securities valued at $8,916,796 and by cash collateral of $140,150,585 invested in short-term securities or in cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income of $533,701 earned from securities lending for the year ended Sept. 30, 2010 is included in the Statement of Operations. The Fund also continues to earn interest and dividends on the securities loaned.

8. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in Columbia Short-Term Cash Fund (formerly known as RiverSource Short-Term Cash Fund), a money market fund established for the exclusive use of certain funds managed by the Investment Manager and other institutional clients of the Investment Manager. The cost of the Fund's purchases and proceeds from sales of shares of Columbia Short-Term Cash Fund aggregated $749,022,330 and $651,445,673, respectively, for the year ended Sept. 30, 2010. The income distributions received with respect to the Fund's investment in Columbia Short-Term Cash Fund can be found in the Statement of Operations and the Fund's invested balance in Columbia Short-Term Cash Fund at Sept. 30, 2010, can be found in the Portfolio of Investments.

9. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 15, 2009, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other funds

--------------------------------------------------------------------------------
90  COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------



managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $300 million. The borrowers shall have the right, upon written notice to the Administrative Agent to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $500 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each Fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum, in addition to an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility. Prior to Oct. 15, 2009, the credit facility agreement, which was a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permitted collective borrowings up to $475 million. Interest was charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.75%. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum, in addition to an upfront fee equal to its pro rata share of 0.02% of the amount of the credit facility. The Fund had no borrowings during the year ended Sept. 30, 2010.

10. FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of futures contracts, foreign currency transactions, recognition of unrealized appreciation (depreciation) for certain derivative investments, passive foreign investment company (PFIC) holdings, re-characterization of real estate investment trust
(REIT) distributions, post-October losses and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $7,424,389 and accumulated net realized loss has been increased by $7,424,389.


--------------------------------------------------------------------------------
                    COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT  91

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

The tax character of distributions paid for the years indicated was as follows:

YEAR ENDED SEPT. 30,                          2010         2009
------------------------------------------------------------------
Ordinary income.........................  $24,029,895  $18,282,665
Long-term capital gain..................           --   48,294,374


At Sept. 30, 2010, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income...................  $   8,845,321
Undistributed accumulated long-term gain........  $          --
Accumulated realized loss.......................  $(417,943,061)
Unrealized appreciation (depreciation)..........  $  34,143,406


For federal income tax purposes, the Fund had a capital loss carry-over of $341,773,117 at Sept. 30, 2010, that if not offset by capital gains will expire as follows:


    2017           2018
$21,514,298    $320,258,879


It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carry-over before it expires.

Because the measurement periods for a regulated investment company's income are different for excise tax purposes versus income tax purposes, special rules are in place to protect the amount of earnings and profits needed to support excise tax distributions. As a result, the Fund is permitted to treat net capital losses realized between Nov. 1, 2009 and its fiscal year end (post-October loss) as occurring on the first day of the following tax year. At Sept. 30, 2010, the Fund had a post-October loss of $76,169,884 that is treated for income tax purposes as occurring on Oct. 1, 2010.

11. SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through the date of issuance of the Fund's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund's financial statements.


--------------------------------------------------------------------------------
92  COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


12. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC

--------------------------------------------------------------------------------
                    COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT  93

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
94  COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
COLUMBIA STRATEGIC ALLOCATION FUND:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Strategic Allocation Fund (formerly known as RiverSource Strategic Allocation Fund) (the Fund) (one of the portfolios constituting the RiverSource Strategic Allocation Series, Inc.) as of September 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the period ended September 30, 2006, were audited by other auditors whose report dated November 20, 2006, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


--------------------------------------------------------------------------------
                    COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT  95

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued) ------------

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of Columbia Strategic Allocation Fund of the RiverSource Strategic Allocation Series, Inc. at September 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
November 19, 2010


--------------------------------------------------------------------------------
96  COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended Sept. 30, 2010

INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:
    Qualified Dividend Income for individuals....................     81.93%
    Dividends Received Deduction for corporations................     65.79%
    U.S. Government Obligations..................................      9.60%


The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
                    COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT  97

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. Each Board member oversees 150 Columbia RiverSource, Seligman and Threadneedle funds. Under current Board policy, members generally serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as members of the Board.

INDEPENDENT BOARD MEMBERS

                                                                                                          OTHER PRESENT OR
NAME,                      POSITION HELD                                                                  PAST DIRECTORSHIPS
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     (WITHIN PAST 5
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   YEARS)
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      1/11/06               Attorney
Minneapolis, MN 55402
Age 56
------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson            Board member since    Chair, RiverSource and Threadneedle Funds, 1999-2006;    None
901 S. Marquette Ave.      1/5/99                former Governor of Minnesota
Minneapolis, MN 55402
Age 76
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      7/11/07               Leadership (consulting company)
Minneapolis, MN 55402
Age 56
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      11/1/04               University; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley University
Age 59
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      3/1/85
Minneapolis, MN 55402
Age 75
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 1/1/07,         College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member                                                                   irrigation systems)
Age 71                     since 1/1/02
------------------------------------------------------------------------------------------------------------------------------

John F. Maher              Board member          Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      since 12/10/08        former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (financial services), 1986-1997
Age 67
------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
98  COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                                                          OTHER PRESENT OR
NAME,                      POSITION HELD                                                                  PAST DIRECTORSHIPS
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     (WITHIN PAST 5
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   YEARS)
------------------------------------------------------------------------------------------------------------------------------
Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      11/1/04               real estate and asset management company)
Minneapolis, MN 55402
Age 58
------------------------------------------------------------------------------------------------------------------------------

Leroy C. Richie            Board member          Counsel, Lewis & Munday, P.C. since 1987; Vice           Digital Ally, Inc.
901 S. Marquette Ave.      since 11/11/08        President and General Counsel, Automotive Legal          (digital imaging);
Minneapolis, MN 55402                            Affairs, Chrysler Corporation, 1990-1997                 Infinity, Inc. (oil
Age 69                                                                                                    and gas exploration
                                                                                                          and production); OGE
                                                                                                          Energy Corp. (energy
                                                                                                          and energy services)
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      11/13/02              since 2003 (biotechnology); former President, Aquila     Pharmaceuticals,
Minneapolis, MN 55402                            Biopharmaceuticals                                       Inc.
Age 66                                                                                                    (biotechnology);
                                                                                                          Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
                    COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT  99

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

BOARD MEMBER AFFILIATED WITH THE INVESTMENT MANAGER*


                                                                                                          OTHER PRESENT OR
NAME,                      POSITION HELD                                                                  PAST DIRECTORSHIPS
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     (WITHIN PAST 5
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   YEARS)
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member          Chairman of the Board, Columbia Management Investment    None
53600 Ameriprise           since 11/7/01,        Advisers, LLC (formerly RiverSource Investments, LLC)
Financial Center           Vice President since  since May 2010 (previously President, Chairman of the
Minneapolis, MN 55474      2002                  Board and Chief Investment Officer, 2001-April 2010);
Age 50                                           Senior Vice President, Atlantic Funds, Columbia Funds
                                                 and Nations Funds since May 2010; Chief Executive
                                                 Officer, U.S. Asset Management &
                                                 President -- Annuities, Ameriprise Financial, Inc.
                                                 since May 2010 (previously President -- U.S. Asset
                                                 Management and Chief Investment Officer, 2005-April
                                                 2010 and Senior Vice President -- Chief Investment
                                                 Officer, 2001-2005); Director, President and Chief
                                                 Executive Officer, Ameriprise Certificate Company since
                                                 2006; Director, Columbia Management Investment
                                                 Distributors, Inc. (formerly RiverSource Fund
                                                 Distributors, Inc.) since May 2010 (previously Chairman
                                                 of the Board and Chief Executive Officer, 2008-April
                                                 2010); Chairman of the Board and Chief Executive
                                                 Officer, RiverSource Distributors, Inc. since 2006
------------------------------------------------------------------------------------------------------------------------------


* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.


--------------------------------------------------------------------------------
100  COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUNDS AND        PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
J. Kevin Connaughton       President since       Senior Vice President and General Manager -- Mutual
One Financial Center       5/1/10                Fund Products, Columbia Management Investment Advisers,
Boston, MA 02111                                 LLC since May 2010; President, Columbia Funds since
Age 46                                           2009 (previously Senior Vice President and Chief
                                                 Financial Officer, June 2008 -- January 2009);
                                                 President, Atlantic Funds and Nations Funds since 2009;
                                                 Managing Director of Columbia Management Advisors, LLC,
                                                 December 2004 -- April 2010; Treasurer, Columbia Funds,
                                                 October 2003 -- May 2008; Treasurer, the Liberty Funds,
                                                 Stein Roe Funds and Liberty All-Star Funds, December
                                                 2000 -- December 2006; Senior Vice
                                                 President -- Columbia Management Advisors, LLC, April
                                                 2003 -- December 2004; President, Columbia Funds,
                                                 Liberty Funds and Stein Roe Funds, February
                                                 2004 -- October 2004
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Senior Vice President and Chief Operating Officer,
5228 Ameriprise Financial  12/5/06               Columbia Management Investment Advisers, LLC (formerly
Center Minneapolis, MN                           RiverSource Investments, LLC) since May 2010
55474                                            (previously Chief Administrative Officer, 2009 -- April
Age 46                                           2010 and Vice President -- Asset Management and Trust
                                                 Company Services, 2006-2009 and Vice
                                                 President -- Operations and Compliance, 2004-2006);
                                                 Senior Vice President, Atlantic Funds, Columbia Funds
                                                 and Nations Funds since May 2010; Director of Product
                                                 Development -- Mutual Funds, Ameriprise Financial,
                                                 Inc., 2001-2004
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since       Chief Financial Officer, Columbia Management Investment
105 Ameriprise             7/10/02               Distributors, Inc. (formerly RiverSource Fund
Financial Center                                 Distributors, Inc.) and of Seligman Data Corp. since
Minneapolis, MN 55474                            2008; Vice President -- Investment Accounting,
Age 55                                           Ameriprise Financial, Inc. since 2002; Chief Financial
                                                 Officer, RiverSource Distributors, Inc. since 2006
--------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                   COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT  101

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUNDS AND        PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Scott R. Plummer           Vice President,       Chief Legal Officer and Assistant Secretary, Columbia
5228 Ameriprise Financial  General Counsel and   Management Investment Advisers, LLC (formerly
Center                     Secretary since       RiverSource Investments, LLC) since June 2005; Vice
Minneapolis, MN 55474      12/5/06               President and Lead Chief Counsel -- Asset Management,
Age 51                                           Ameriprise Financial, Inc. since May 2010 (previously
                                                 Vice President and Chief Counsel -- Asset Management,
                                                 2005-April 2010 and Vice President -- Asset Management
                                                 Compliance, 2004-2005); Senior Vice President,
                                                 Secretary and Chief Legal Officer, Atlantic Funds,
                                                 Columbia Funds and Nations Funds since May 2010; Vice
                                                 President, Chief Counsel and Assistant Secretary,
                                                 Columbia Management Investment Distributors, Inc.
                                                 (formerly RiverSource Fund Distributors, Inc.) since
                                                 2008; Vice President, General Counsel and Secretary,
                                                 Ameriprise Certificate Company since 2005; Chief
                                                 Counsel, RiverSource Distributors, Inc. since 2006;
                                                 Senior Vice President and Chief Compliance Officer,
                                                 USBancorp Asset Management, 2002-2004
--------------------------------------------------------------------------------------------------------

Michael A. Jones           Vice President since  Director and President, Columbia Management Investment
100 Federal Street         5/1/10                Advisers, LLC since May 2010; President and Director,
Boston, MA 02110                                 Columbia Management Investment Distributors, Inc. since
Age 51                                           May 2010; Senior Vice President, Atlantic Funds,
                                                 Columbia Funds and Nations Funds since May 2010;
                                                 Manager, Chairman, Chief Executive Officer and
                                                 President, Columbia Management Advisors, LLC,
                                                 2007 -- April 2010; Chief Executive Officer, President
                                                 and Director, Columbia Management Distributors, Inc.,
                                                 2006 -- April 2010; former Co-President and Senior
                                                 Managing Director, Robeco Investment Management
--------------------------------------------------------------------------------------------------------

Colin Moore                Vice President since  Chief Investment Officer, Columbia Management
One Financial Center       5/1/10                Investment Advisers, LLC since May 2010; Senior Vice
Boston, MA 02111                                 President, Atlantic Funds, Columbia Funds and Nations
Age 52                                           Funds since May 2010; Manager, Managing Director and
                                                 Chief Investment Officer, Columbia Management Advisors,
                                                 LLC, 2007- April 2010; Head of Equities, Columbia
                                                 Management Advisors, LLC, 2002-Sept. 2007
--------------------------------------------------------------------------------------------------------

Linda Wondrack             Chief Compliance      Vice President and Chief Compliance Officer, Columbia
One Financial Center       Officer since 5/1/10  Management Investment Advisers, LLC since May 2010;
Boston, MA 02111                                 Chief Compliance Officer, Columbia Funds since 2007;
Age 46                                           Senior Vice President and Chief Compliance Officer,
                                                 Atlantic Funds and Nations Funds since 2007; Director
                                                 (Columbia Management Group, LLC and Investment Product
                                                 Group Compliance), Bank of America, June 2005 -- April
                                                 2010; Director of Corporate Compliance and Conflicts
                                                 Officer, MFS Investment Management (investment
                                                 management), August 2004 -- May 2005
--------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
102  COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUNDS AND        PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Neysa M. Alecu             Money Laundering      Vice President -- Compliance, Ameriprise Financial,
2934 Ameriprise Financial  Prevention Officer    Inc. since 2008; Anti-Money Laundering Officer and
Center                     since 11/9/05 and     Identity Theft Prevention Officer, Columbia Management
Minneapolis, MN 55474      Identity Theft        Investment Distributors, Inc. (formerly RiverSource
Age 46                     Prevention Officer    Fund Distributors, Inc.) since 2008; Anti-Money
                           since 2008            Laundering Officer, Ameriprise Financial, Inc. since
                                                 2005; Compliance Director, Ameriprise Financial, Inc.,
                                                 2004-2008
--------------------------------------------------------------------------------------------------------






--------------------------------------------------------------------------------
                   COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT  103

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT ----------------------------------------------------------------------

Columbia Management Investment Advisers, LLC ("Columbia Management" or the "investment manager"), formerly known as RiverSource Investments, LLC, a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to the Fund. Under an investment management services agreement (the "IMS Agreement"), Columbia Management provides investment advice and other services to the Fund and all funds branded Columbia, RiverSource, Seligman and Threadneedle.

On an annual basis, the Fund's Board of Directors (the "Board"), including the independent Board members (the "Independent Directors"), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in March and April 2010, including reports based on data provided by independent organizations and a comprehensive response to each item of information requested by independent legal counsel to the Independent Directors ("Independent Legal Counsel") in a letter to the investment manager, to assist the Board in making this determination. All of the materials presented in March and April 2010 were first supplied in draft form to designated representatives of the Independent Directors, i.e., Independent Legal Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials were revised to reflect comments provided by these Board representatives. In addition, throughout the year, the Board (or its committees) reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement. At the April 6-8, 2010 in-person Board meeting, Independent Legal Counsel reviewed with the Independent Directors, including in an executive session without management, various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management: The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Board specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the continued investment in, and resources dedicated to, the Fund's operations, most notably, management's announcement of the massive

--------------------------------------------------------------------------------
104  COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


investment made in the acquisition of the long-term asset management business of Columbia Management Group, LLC (the "Columbia Transaction") and the completed integration of J. & W. Seligman & Co. Incorporated, acquisitions which should continue to enhance investment capabilities and provide access to a greater depth of experienced portfolio managers in key categories. The Board noted, in particular, that upon the close of the Columbia Transaction, the investment manager will have grown to 10 investment offices (compared to 6 in 2009). In addition, the Board reviewed information concerning the investment manager's new Chief Investment Officer upon the close of the Columbia Transaction, including the application of his particular investment philosophy, which is intended to enhance the risk and portfolio management oversight of the entire fund family.

Moreover, in connection with the Board's evaluation of the overall package of services provided by Columbia Management, the Board considered the quality of the administrative and transfer agency services provided by Columbia Management's affiliates to the Fund. The Board also reviewed the financial condition of Columbia Management and its affiliates, and each entity's ability to carry out its responsibilities under the IMS Agreement. Further, the Board considered Columbia Management's ability to retain key personnel in certain targeted areas and its expectations in this regard. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports containing data prepared by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund's investment performance was appropriate in light of the particular management style. Further, the Board noted that measures have been taken to

--------------------------------------------------------------------------------
                   COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT  105

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT (continued) ----------------------------------------------------------


change portfolio managers for the Fund. In this regard, the Board reviewed a detailed report illustrating the performance and track record of the new portfolio managers expected to assume responsibilities for the Fund upon the close of the Columbia Transaction.

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with the
Fund: The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (prepared by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its peer group, as well as data showing the Fund's contribution to Columbia Management's profitability. They also reviewed information in the report showing the fees charged by Columbia Management to other client accounts (with similar investment strategies to those of the Fund).

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the legacy RiverSource Funds' family, while assuring that the overall fees for each fund (with few defined exceptions) are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of each fund (excluding the effect of a performance incentive adjustment), with few exceptions, is at or below the median expense ratio of funds in the same comparison group). The Board took into account that the Fund's total expense ratio was slightly below the peer group's median expense ratio shown in the reports. The Board also considered the Fund's performance incentive adjustment and noted its continued appropriateness. Based on its review, the Board concluded that the Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered various preliminary integration plans in connection with the Columbia Transaction which, if implemented, would impact the fee structures of various legacy RiverSource Funds. The Board was satisfied with the principles underlying these plans, which, at their preliminary stage, are designed to achieve a rational, consistent pricing model across the combined fund families, as well as preserve the "pricing philosophy" of the legacy RiverSource Funds.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed

--------------------------------------------------------------------------------
106  COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing and operating the Fund, including data showing comparative profitability over the past two years. In this regard, the Board observed slightly reduced profitability in 2009 vs. 2008. The Board also considered the services acquired by the investment manager through the use of commission dollars paid by the legacy RiverSource Funds on portfolio transactions. The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Board considered that the IMS Agreement provides for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 8, 2010, the Board, including all of the Independent Directors, approved the renewal of the IMS Agreement for an additional annual period.

PROXY VOTING -------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
                   COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT  107

COLUMBIA STRATEGIC ALLOCATION FUND
(formerly known as Riversource
Strategic Allocation Fund)
P.O. Box 8081
Boston, MA 02266-8081

COLUMBIAMANAGEMENT.COM


                                This report must be accompanied or preceded by the Fund's
                                current prospectus. The Fund is distributed by Columbia
                                Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
                                (C)2010 Columbia Management Investment Advisers, LLC. All
(COLUMBIA MANAGEMENT LOGO)      rights reserved.                                                 S-6141 AG (11/10)

Annual Report
and Prospectus
                                                      (COLUMBIA MANAGEMENT LOGO)

RIVERSOURCE
STRATEGIC INCOME ALLOCATION FUND


--------------------------------------------------------------------------------

ANNUAL REPORT FOR THE PERIOD ENDED
SEPTEMBER 30, 2010
(Prospectus also enclosed)

RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND SEEKS TO PROVIDE SHAREHOLDERS WITH A HIGH LEVEL OF CURRENT INCOME WITH CAPITAL GROWTH AS A SECONDARY OBJECTIVE.

This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.

       NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    3

Manager Commentary.................    5

The Fund's Long-term Performance...   10

Fund Expenses Example..............   12

Portfolio of Investments...........   14

Statement of Assets and
  Liabilities......................   47

Statement of Operations............   49

Statements of Changes in Net
  Assets...........................   51

Financial Highlights...............   53

Notes to Financial Statements......   59

Report of Independent Registered
  Public Accounting Firm...........   76

Federal Income Tax Information.....   78

Board Members and Officers.........   79

Approval of Investment Management
  Services Agreement...............   85

Proxy Voting.......................   88



 In August 2010, the Board of Directors of RiverSource Strategic Income Allocation Fund approved a proposal to merge the Fund with and into Columbia Strategic Income Fund. The merger is expected to be a tax-free reorganization for U.S. federal income tax purposes. More information about Columbia Strategic Income Fund and the definitive terms of the proposed merger will be included in proxy materials.

 The merger is subject to certain conditions, including final approval by shareholders of the Fund. It is currently anticipated that proxy materials regarding the merger will be distributed to shareholders of the Fund later this year or in early 2011, and that a special meeting of shareholders to consider the merger will be held in the first half of 2011.

See the Fund's prospectus for risks associated with investing in the Fund.


--------------------------------------------------------------------------------
2  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> RiverSource Strategic Income Allocation Fund (the Fund) Class A shares gained
  13.09% (excluding sales charge) for the 12 months ended Sept. 30, 2010.

> The Fund outperformed the 8.16% increase of the Barclays Capital U.S.
  Aggregate Bond Index, an unmanaged index representing U.S. taxable investment-grade bonds, during the same period.

> The Fund underperformed the Lipper Multi-Sector Income Funds Index, representing the Fund's peer group, which advanced 13.83% for the same time frame.

ANNUALIZED TOTAL RETURNS (for period ended Sept. 30, 2010)
--------------------------------------------------------------------------------


                                                            SINCE
                                                          INCEPTION
                                         1 YEAR  3 YEARS   5/17/07
-------------------------------------------------------------------
RiverSource Strategic Income
  Allocation Fund
  Class A (excluding sales charge)      +13.09%   +7.28%    +6.57%
-------------------------------------------------------------------
Barclays Capital U.S. Aggregate Bond
  Index (unmanaged)                      +8.16%   +7.42%    +7.23%
-------------------------------------------------------------------
Lipper Multi-Sector Income Funds Index
  (unmanaged)                           +13.83%   +7.23%    +6.57%
-------------------------------------------------------------------



(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund's returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund's returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund. The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.


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           RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT SEPT. 30., 2010
                                                           SINCE
Without sales charge                     1 YEAR  3 YEAR  INCEPTION
Class A (inception 5/17/07)             +13.09%  +7.28%    +6.57%
------------------------------------------------------------------
Class B (inception 5/17/07)             +12.35%  +6.50%    +5.81%
------------------------------------------------------------------
Class C (inception 5/17/07)             +12.37%  +6.48%    +5.77%
------------------------------------------------------------------
Class R* (inception 8/01/08)            +12.61%    N/A    +10.43%
------------------------------------------------------------------
Class R4 (inception 8/01/08)            +13.17%    N/A    +10.99%
------------------------------------------------------------------
Class R5 (inception 8/01/08)            +13.56%    N/A    +11.25%
------------------------------------------------------------------

With sales charge
Class A (inception 5/17/07)              +7.72%  +5.55%    +5.05%
------------------------------------------------------------------
Class B (inception 5/17/07)              +7.35%  +5.62%    +5.02%
------------------------------------------------------------------
Class C (inception 5/17/07)             +11.37%  +6.48%    +5.77%
------------------------------------------------------------------



* Effective Sept. 7, 2010, Class R2 shares were renamed Class R shares.

Class A share performance reflects the maximum initial sales charge of 4.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class R, Class R4 and Class R5 shares. Class R, Class R4 and Class R5 are available to qualifying institutional investors only.


--------------------------------------------------------------------------------
4  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT

MANAGER COMMENTARY -------------------------------------------------------------

Dear Shareholders,

RiverSource Strategic Income Allocation Fund (the Fund) Class A shares gained 13.09% (excluding sales charge) for the 12 months ended Sept. 30, 2010. The Fund outperformed the 8.16% increase of the Barclays Capital U.S. Aggregate Bond Index (Barclays Index), an unmanaged index representing U.S. taxable investment-grade bonds, during the same period. The Fund underperformed the Lipper Multi-Sector Income Funds Index, representing the Fund's peer group, which advanced 13.83%.

SIGNIFICANT PERFORMANCE FACTORS
The U.S. fixed income market posted strong returns during the 12 months ended Sept. 30, 2010, as interest rates declined and credit sensitive assets continued to recover from the late-2008/early 2009 credit crisis. Still, the market experienced dramatic swings given a transition in investor sentiment from the end of 2009 when excitement about a recovering economy dominated to the second and third calendar quarters of 2010 when disappointment grew that the pace of the recovery was not as robust as many had hoped. As investors lowered their expectations both for economic growth going forward and for the intensity of inflationary pressures -- and a classic flight to quality took hold, interest rates declined. Expectations that

ASSET ALLOCATION & PORTFOLIO BREAKDOWN(1) (at Sept. 30, 2010)
---------------------------------------------------------------------

BONDS                                      88.4%
------------------------------------------------
Asset-Backed                                0.8%
------------------------------------------------
Commercial Mortgage-Backed                  1.6%
------------------------------------------------
Corporate Bonds                            54.0%
------------------------------------------------
Foreign Government                         26.1%
------------------------------------------------
Residential Mortgage-Backed                 2.0%
------------------------------------------------
U.S. Government Obligations & Agencies      3.9%
------------------------------------------------
SENIOR LOANS                                9.8%
------------------------------------------------
STOCKS                                      0.1%
------------------------------------------------
OTHER(2)                                    1.7%
------------------------------------------------




(1) Portfolio holdings include industry sectors that can be comprised of securities in several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeded 25% of portfolio assets.

    Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund's composition is subject to change.

(2) Cash & Cash Equivalents.


--------------------------------------------------------------------------------
           RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT  5

MANAGER COMMENTARY (continued) -------------------------------------------------

the Federal Reserve Board (the Fed) would soon be buying U.S. Treasuries as part of a second round of quantitative easing also kept yields well supported at low levels. (Quantitative easing is a government monetary policy used to increase the money supply by injecting capital into the market through the purchase of government securities.) In turn, U.S. Treasury securities generated strong positive returns. Intermediate-term U.S. Treasury securities, i.e. those with maturities of five years, performed best. Still, credit sensitive assets outperformed U.S. Treasury securities. Indeed, commercial mortgage-backed securities (CMBS) and high yield corporate bonds were the top performers for the annual period, followed closely by emerging market bonds.

The Fund's emphasis on lower quality credit-sensitive securities during the annual period helped its performance most. More specifically, allocations to high yield corporate bonds and high yield bank loans

QUALITY BREAKDOWN(1) (at Sept. 30, 2010)
---------------------------------------------------------------------

AAA rating                                 18.6%
------------------------------------------------
AA rating                                   1.2%
------------------------------------------------
A rating                                    6.4%
------------------------------------------------
BBB rating                                 13.2%
------------------------------------------------
BB rating                                  24.6%
------------------------------------------------
B rating                                   27.3%
------------------------------------------------
CC rating                                   0.2%
------------------------------------------------
CCC rating                                  7.5%
------------------------------------------------
D rating                                    0.4%
------------------------------------------------
Non-rated                                   0.6%
------------------------------------------------




(1) Percentages indicated are based upon total fixed income securities (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

Ratings apply to the underlying holdings of the Fund and not the Fund itself. Whenever possible, the Standard and Poor's rating is used to determine the credit quality of a security. Standard and Poor's rates the creditworthiness of corporate bonds, with 15 categories, ranging from AAA (highest) to D (lowest).

Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. If Standard and Poor's doesn't rate a security, then Moody's rating is used. Columbia Management Investment Advisers, LLC (formerly known as RiverSource Investments, LLC) (the Investment Manager) rates a security using an internal rating system when Moody's doesn't provide a rating. Ratings for 0.4% of the bond portfolio assets were determined through internal analysis.


--------------------------------------------------------------------------------
6  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


contributed meaningfully as credit conditions improved and default rates declined. An allocation to and effective security selection within emerging market bonds also contributed positively to results, especially a focus on Latin America and select local markets. During the annual period, security selection was also strong in foreign developed markets, where an emphasis on commodity-driven currencies, such as the Canadian dollar, proved particularly beneficial.

Yield curve positioning further boosted the Fund's performance, as the Fund was positioned for a flattening of the yield curve. In fact, while interest rates declined across the spectrum of maturities, the differential between longer-term interest rates and shorter-term interest rates narrowed, benefiting the Fund. Similarly, the Fund had a longer duration overall than the Barclays Index during the annual period, which helped as interest rates declined. Duration is a measure of the Fund's sensitivity to changes in interest rates.

Conversely, having only a modest allocation to CMBS detracted from the Fund's results, for, as mentioned earlier, CMBS was a top performing area within the fixed income market during the annual period. Also, individual issue selection within the high yield corporate bond segment of the market hurt.

CHANGES TO THE FUND'S PORTFOLIO
During the annual period, we reduced the Fund's position in high yield bank loans in favor of high yield corporate bonds, which offered greater return potential in our view. In addition, we trimmed the Fund's exposure to emerging market bonds and correspondingly increased its allocation to foreign developed market bonds, keeping the overall


  The Fund's emphasis on lower quality
  credit-sensitive securities during the annual period helped its performance most.






--------------------------------------------------------------------------------
           RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------

international fixed income exposure virtually the same. Finally, we eliminated the Fund's position in Treasury inflation protected securities (TIPS), as we believe TIPS offer limited value relative to non-inflation-linked Treasury securities at recent yield levels. Overall, the Fund's portfolio turnover rate for the annual period was 100%.

OUR FUTURE STRATEGY
There continue to be signs of a cyclical rebound in many areas of the economy, however the pace of improvement in the unemployment rate has not been fast enough to satisfy the Fed or its chair Ben Bernanke. With further concern over the low inflation rate, the Fed seems likely, in our view, to mobilize one of the last tools it has available, namely large-scale asset purchases, in an effort to push long-term borrowing rates lower. While the potential economic impact of such policies remains unclear, we expect the fixed income market to be well supported under a scenario in which the Fed is purchasing securities. The Fed may indeed concentrate its purchases in the U.S. Treasury market, but we believe that better value still remains in other high quality sectors of the bond market as well. Specifically, we find the corporate bond market to be rather attractive and likely to be an indirect beneficiary of actions anticipated to be taken by the Fed.

Going forward, then, we believe we have positioned the Fund for a slow-paced economic recovery in which interest rates gradually drift higher and the corporate bond market is well supported. Assuming these conditions materialize, we believe the best opportunities exist in the middle of the quality spectrum, while the wings appear unattractive to us. In other words, we find the highest quality assets, such as U.S. Treasuries, unattractive at end-of-September yield levels. We similarly feel that the lowest quality sectors, such as CCC-rated high yield corporate bonds, have outperformed too much and for too long given the economic uncertainty that remains. We believe the best investment opportunities currently exist in the middle, ranging from the low end of the investment grade universe, i.e. BBB-rated bonds, to the high end of the high yield market, i.e. bonds rated BB and B, with a focus on U.S. corporate bonds.

Colin J. Lundgren, CFA(R)              Brian Lavin, CFA(R)                    Gene R. Tannuzzo, CFA(R)
Portfolio Manager                      Portfolio Manager                      Portfolio Manager





--------------------------------------------------------------------------------
8  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC* (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

* Effective May 1, 2010, RiverSource Investments, LLC became known as Columbia Management Investment Advisers, LLC.


--------------------------------------------------------------------------------
           RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT  9

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Strategic Income Allocation Fund Class A shares (from 5/17/07 to 9/30/10) as compared to the performance of the Barclays Capital U.S. Aggregate Bond Index and the Lipper Multi-Sector Income Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum initial sales charge of 4.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting columbiamanagement.com. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at Sept. 30, 2010
                                                                SINCE
                                                              INCEPTION
                                                     1 YEAR    5/17/07
RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000                 $10,772    $11,810
-----------------------------------------------------------------------
     Average annual total return                     +7.72%     +5.05%
-----------------------------------------------------------------------
BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX(1)
     Cumulative value of $10,000                    $10,816    $12,655
-----------------------------------------------------------------------
     Average annual total return                     +8.16%     +7.23%
-----------------------------------------------------------------------
LIPPER MULTI-SECTOR INCOME FUNDS INDEX(2)
     Cumulative value of $10,000                    $11,383    $12,394
-----------------------------------------------------------------------
     Average annual total return                    +13.83%     +6.57%
-----------------------------------------------------------------------



Results for other share classes can be found on page 4.


--------------------------------------------------------------------------------
10  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND LINE GRAPH)


                   RIVERSOURCE STRATEGIC
                     INCOME ALLOCATION
                         FUND CLASS         BARCLAYS CAPITAL    LIPPER MULTI-SECTOR
                        A (INCLUDES          U.S. AGGREGATE         INCOME FUNDS
                       SALES CHARGE)          BOND INDEX(1)           INDEX(2)
                   ---------------------    ----------------    -------------------
5/17/07            $        9,525            $     10,000         $      10,000
6/07                        9,473                   9,928                 9,897
9/07                        9,563                  10,210                10,053
12/07                       9,596                  10,517                10,121
3/08                        9,385                  10,745                10,123
6/08                        9,505                  10,635                10,057
9/08                        9,109                  10,583                 9,516
12/08                       8,192                  11,068                 8,667
3/09                        8,547                  11,081                 8,839
6/09                        9,539                  11,278                 9,812
9/09                       10,441                  11,700                10,888
12/09                      10,687                  11,723                11,251
3/10                       11,008                  11,932                11,660
6/10                       11,089                  12,348                11,755
9/10                       11,810                  12,655                12,394




(1) The Barclays Capital U.S. Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Multi-Sector Income Funds Index includes the 10 largest multi-sector income funds tracked by Lipper Inc. The index's returns include net reinvested dividends.


--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT  11

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments; and (ii) ongoing costs, which may include management fees; distribution and service (Rule 12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the ongoing expenses of any funds in which the Fund invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the ongoing expenses charged by acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Sept. 30, 2010.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for each class and an assumed rate of return of 5% per year before expenses, which is not the actual return for the class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
12  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                  BEGINNING        ENDING         EXPENSES
                                ACCOUNT VALUE   ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                APRIL 1, 2010  SEPT. 30, 2010  THE PERIOD(a)  EXPENSE RATIO
-------------------------------------------------------------------------------------------
Class A
-------------------------------------------------------------------------------------------
  Actual(b)                         $1,000        $1,072.80        $5.46(c)       1.05%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,019.80        $5.32(c)       1.05%
-------------------------------------------------------------------------------------------

Class B
-------------------------------------------------------------------------------------------
  Actual(b)                         $1,000        $1,068.70        $9.39(c)       1.81%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,015.99        $9.15(c)       1.81%
-------------------------------------------------------------------------------------------

Class C
-------------------------------------------------------------------------------------------
  Actual(b)                         $1,000        $1,068.80        $9.39(c)       1.81%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,015.99        $9.15(c)       1.81%
-------------------------------------------------------------------------------------------

Class R
-------------------------------------------------------------------------------------------
  Actual(b)                         $1,000        $1,070.60        $7.68(c)       1.48%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,017.65        $7.49(c)       1.48%
-------------------------------------------------------------------------------------------

Class R4
-------------------------------------------------------------------------------------------
  Actual(b)                         $1,000        $1,073.10        $5.09(c)        .98%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,020.16        $4.96(c)        .98%
-------------------------------------------------------------------------------------------

Class R5
-------------------------------------------------------------------------------------------
  Actual(b)                         $1,000        $1,074.40        $3.85(c)        .74%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,021.36        $3.75(c)        .74%
-------------------------------------------------------------------------------------------


(a) Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended Sept. 30, 2010: +7.28% for Class A, +6.87% for Class B, +6.88% for Class C, +7.06% for Class R, +7.31% for Class R4 and +7.44% for Class R5.
(c) Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) (the Investment Manager) and its affiliates had contractually agreed to waive certain fees and to absorb certain expenses until Nov. 30, 2010, such that net expenses (excluding fees and expenses of acquired funds), would not exceed 1.13% for Class A, 1.89% for Class B, 1.88% for Class C, 1.58% for Class R, 1.08% for Class R4 and 0.83% for Class R5. Any amounts waived will not be reimbursed by the Fund. The actual and hypothetical expenses paid for Class A, Class B, Class C, Class R, Class R4 and Class R5 would have been the same as those expenses presented in the table above.


--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT  13

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

SEPT. 30, 2010
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


BONDS (88.2%)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
FOREIGN AGENCIES (2.9%)(c)
Ecopetrol SA
 Senior Unsecured
 07-23-19                               7.625%           $855,000          $1,034,550
Empresa Nacional del Petroleo
 Senior Unsecured
 07-08-19                               6.250             600,000(d)          665,092
Empresas Publicas de Medellin ESP
 Senior Unsecured
 07-29-19                               7.625             100,000(d)          119,365
Korea Development Bank
 Senior Unsecured
 01-23-14                               8.000             600,000             703,736
Kreditanstalt fuer Wiederaufbau
 (JPY) Government Guaranteed
 01-20-14                               1.350          54,000,000             668,531
Pemex Project Funding Master Trust
 03-01-18                               5.750             550,000             602,763
 05-03-19                               8.000             600,000             744,000
 01-21-21                               5.500           1,050,000(d)        1,116,359
 06-15-35                               6.625             870,000             950,414
 06-15-38                               6.625             450,000             484,635
Petrobras International Finance Co.
 03-15-19                               7.875             900,000           1,122,391
 01-20-20                               5.750             300,000             332,114
Petroleos de Venezuela SA
 04-12-17                               5.250           1,460,000             846,800
Petroleos de Venezuela SA
 Senior Unsecured
 10-28-16                               5.125             500,000             273,089
Petroleum Co. of Trinidad & Tobago Ltd.
 Senior Unsecured
 08-14-19                               9.750             200,000(d)          243,634
Qatari Diar Finance QSC
 Government Guaranteed
 07-21-20                               5.000             400,000(d)          419,977
                                                                      ---------------
Total                                                                      10,327,450
-------------------------------------------------------------------------------------

FOREIGN LOCAL GOVERNMENT (2.6%)(c)
Bogota Distrito Capital
 (COP) Senior Unsecured
 07-26-28                               9.750         200,000,000(d)          152,774
New South Wales Treasury Corp.
 (AUD) Local Government Guaranteed
 05-01-12                               6.000           8,910,000           8,737,364
Provincia de Cordoba
 Senior Unsecured
 08-17-17                              12.375             540,000(d)          544,050
                                                                      ---------------
Total                                                                       9,434,188
-------------------------------------------------------------------------------------

SOVEREIGN (8.9%)(c)
Argentina Bonos
 Senior Unsecured
 09-12-13                               7.000           1,800,000           1,696,946
Argentina Government International Bond
 Senior Unsecured
 12-15-35                               0.000           3,250,000(g)          388,375
Brazilian Government International Bond
 Senior Unsecured
 01-22-21                               4.875             780,000             854,937
 01-07-41                               5.625           1,100,000           1,204,500
Bundesrepublik Deutschland
 (EUR)
 01-04-18                               4.000             830,000           1,284,727
 07-04-34                               4.750              55,000              98,281
Colombia Government International Bond
 09-18-37                               7.375             600,000             790,500
Colombia Government International Bond
 (COP)
 10-22-15                              12.000         585,000,000             425,958
Colombia Government International Bond
 Senior Unsecured
 03-18-19                               7.375             750,000             948,750
Dominican Republic International Bond
 Senior Unsecured
 05-06-21                               7.500             400,000(d)          450,000


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
14  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
SOVEREIGN (CONT.)
El Salvador Government International Bond
 04-10-32                               8.250%           $850,000(d)         $969,000
 06-15-35                               7.650             490,000(d)          532,875
Government of the Cayman Islands
 Senior Unsecured
 11-24-19                               5.950             200,000(d)          214,000
Indonesia Government International Bond
 Senior Unsecured
 01-17-38                               7.750           1,200,000(d)        1,641,000
Lithuania Government International Bond
 Senior Unsecured
 09-14-17                               5.125             300,000(d)          297,375
Morgan Stanley
 (BRL) Senior Unsecured
 05-03-17                              10.090           1,050,000(d)          591,999
Peru Enhanced Pass-Through Finance Ltd.
 Senior Secured Zero Coupon
 05-31-18                               4.601           1,291,017(d,i)      1,042,496
Perusahaan Penerbit SBSN
 Senior Unsecured
 04-23-14                               8.800             700,000(d)          840,344
Peruvian Government International Bond
 Senior Unsecured
 03-30-19                               7.125             450,000             562,500
 07-21-25                               7.350             200,000             259,500
 11-21-33                               8.750              91,000             135,363
 03-14-37                               6.550             100,000             121,250
Philippine Government International Bond
 Senior Unsecured
 10-07-16                               8.750             100,000(d)          133,000
 01-15-19                               9.875              70,000             100,450
 01-20-20                               6.500           1,000,000(p)        1,195,000
 01-14-31                               7.750             200,000             266,000
Republic of Colombia
 (COP)
 06-28-27                               9.850         300,000,000             237,426
Republic of Iraq
 01-15-28                               5.800             250,000(d)          215,000
Russian Foreign Bond -- Eurobond
 03-31-30                               7.500           2,582,075(d)        3,093,171
Russian Foreign Bond -- Eurobond
 Senior Unsecured
 04-29-20                               5.000           1,200,000(d)        1,248,000
Turkey Government International Bond
 Senior Unsecured
 11-07-19                               7.500           1,300,000           1,595,750
 06-05-20                               7.000             850,000           1,017,875
 03-17-36                               6.875             480,000             558,000
 05-30-40                               6.750           1,500,000           1,713,750
Ukraine Government International Bond
 Senior Unsecured
 06-26-12                               6.385             250,000(d)          252,982
Uruguay Government International Bond
 11-18-22                               8.000             200,000             257,000
Uruguay Government International Bond
 (UYU)
 04-05-27                               4.250           9,677,154(e)          531,595
Uruguay Government International Bond
 Senior Unsecured
 03-21-36                               7.625             725,000            $935,250
Venezuela Government International Bond
 02-26-16                               5.750           2,050,000(d)        1,422,290
Venezuela Government International Bond
 Senior Unsecured
 10-08-14                               8.500             640,000             537,600
 05-07-23                               9.000           1,670,000(d)        1,131,425
                                                                      ---------------
Total                                                                      31,792,240
-------------------------------------------------------------------------------------

SUPRANATIONAL (0.8%)(c)
Corp. Andina de Fomento
 Senior Unsecured
 06-04-19                               8.125           1,400,000           1,747,858
European Investment Bank
 (JPY) Senior Unsecured
 06-20-17                               1.400          46,000,000             581,384
 01-18-27                               2.150          29,100,000             376,929
                                                                      ---------------
Total                                                                       2,706,171
-------------------------------------------------------------------------------------

TREASURY (10.8%)(c)
Brazil Notas do Tesouro Nacional
 (BRL)
 01-01-13                              10.000             372,000           2,173,949
Canadian Government Bond
 (CAD)
 06-01-18                               4.250           7,880,000           8,589,636


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT  15

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
TREASURY (CONT.)
French Treasury Note BTAN
 (EUR)
 07-12-15                               2.000%          3,000,000          $4,134,849
Indonesia Treasury Bond
 (IDR) Senior Unsecured
 09-15-19                              11.500       2,000,000,000             280,738
 11-15-20                              11.000       2,000,000,000             277,651
 06-15-21                              12.800      17,200,000,000           2,641,607
 07-15-22                              10.250       2,900,000,000             383,396
Italy Buoni Poliennali Del Tesoro
 (EUR)
 06-15-15                               3.000           2,000,000           2,755,713
Mexican Bonos
 (MXN)
 12-17-15                               8.000          14,850,000           1,298,873
 12-15-16                               7.250           6,590,000             561,026
 12-14-17                               7.750           9,500,000             831,004
Norway Government Bond
 (NOK)
 05-16-11                               6.000           3,837,000             666,707
 05-15-13                               6.500          17,655,000           3,311,368
Poland Government Bond
 (PLN)
 10-24-15                               6.250           3,100,000           1,117,370
 10-25-17                               5.250           3,655,000           1,255,512
Sweden Government Bond
 (SEK)
 05-05-14                               6.750          24,000,000           4,163,937
United Kingdom Gilt
 (GBP)
 03-07-19                               4.500           2,680,000           4,751,750
                                                                      ---------------
Total                                                                      39,195,086
-------------------------------------------------------------------------------------

U.S. GOVERNMENT OBLIGATIONS & AGENCIES (3.9%)
U.S. Treasury
 07-15-12                               1.500             120,000(p)          122,428
 07-31-14                               2.625           1,000,000           1,064,531
 12-31-14                               2.625             170,000(p)          181,130
 08-31-15                               1.250              95,000(p)           94,970
 02-15-20                               3.625              51,000(p)           55,937
 08-15-20                               2.625             845,000(p)          852,922
 08-15-39                               4.500           1,235,000           1,414,075
 02-15-40                               4.625          $8,755,000         $10,229,674
 05-15-40                               4.375              20,000              22,463
                                                                      ---------------
Total                                                                      14,038,130
-------------------------------------------------------------------------------------

ASSET-BACKED (0.8%)
DT Auto Owner Trust
 Series 2009-1 Class A1
 10-15-15                               2.980           1,255,240(d)        1,263,387
Santander Drive Auto Receivables Trust
 Series 2007-1 Class A4 (FGIC)
 09-15-14                               0.307             370,290(h,r)        367,913
Santander Drive Auto Receivables Trust
 Series 2010-2 Class A2
 08-15-13                               0.950           1,150,000           1,151,006
                                                                      ---------------
Total                                                                       2,782,306
-------------------------------------------------------------------------------------

COMMERCIAL MORTGAGE-BACKED (1.5%)(f)
Bear Stearns Commercial Mortgage Securities
 Series 2007-T28 Class A1
 09-11-42                               5.422             670,772             688,490
Citigroup/Deutsche Bank Commercial Mortgage Trust
 Series 2007-CD4 Class A2B
 12-11-49                               5.205           1,000,000           1,037,930
Credit Suisse First Boston Mortgage Securities Corp.
 Series 2004-C2 Class A1
 05-15-36                               3.819             807,657             818,019
Greenwich Capital Commercial Funding Corp.
 Series 2003-C2 Class A3
 01-05-36                               4.533           1,438,793           1,488,841
Greenwich Capital Commercial Funding Corp.
 Series 2007-GG11 Class A1
 12-10-49                               5.358             792,943             822,719
JP Morgan Chase Commercial Mortgage Securities Corp.
 Series 2003-CB6 Class A1
 07-12-37                               4.393             594,627             611,116
TIAA Seasoned Commercial Mortgage Trust
 Series 2007-C4 Class A3
 08-15-39                               6.043              50,000              55,428
                                                                      ---------------
Total                                                                       5,522,543
-------------------------------------------------------------------------------------

RESIDENTIAL MORTGAGE-BACKED (2.0%)(f)
Countrywide Alternative Loan Trust
 CMO Series 2007-OH3 Class A3
 09-25-47                               0.756             276,036(h)           36,408


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
16  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
RESIDENTIAL MORTGAGE-BACKED (CONT.)
Federal Home Loan Mortgage Corp. #G02757
 06-01-36                               5.000%           $330,091            $348,832
Federal National Mortgage Association
 12-01-25                               3.500           1,500,000(m)        1,536,094
 10-01-40                               6.500             725,000(m)          790,476
Federal National Mortgage Association #702038
 05-01-33                               5.000             668,922             710,247
Federal National Mortgage Association #735224
 02-01-35                               5.500             609,916             655,314
Federal National Mortgage Association #745392
 12-01-20                               4.500             427,614             454,196
Federal National Mortgage Association #766641
 03-01-34                               5.000             391,942             415,298
Federal National Mortgage Association #770439
 04-01-34                               6.000              40,465              44,683
Federal National Mortgage Association #848482
 12-01-35                               6.000             520,934             566,170
Federal National Mortgage Association #909214
 07-01-38                               7.000             419,511             467,164
Federal National Mortgage Association #949320
 10-01-37                               7.000             469,598(q)          523,585
Wells Fargo Mortgage-Backed Securities Trust
 CMO Series 2005-14 Class 2A1
 12-25-35                               5.500             725,384             746,886
                                                                      ---------------
Total                                                                       7,295,353
-------------------------------------------------------------------------------------

AEROSPACE & DEFENSE (0.4%)
Esterline Technologies Corp.
 08-01-20                               7.000              30,000(d)           31,050
Kratos Defense & Security Solutions, Inc.
 Senior Secured
 06-01-17                              10.000             715,000             757,900
Oshkosh Corp.
 03-01-17                               8.250             289,000             310,675
 03-01-20                               8.500             246,000             266,295
                                                                      ---------------
Total                                                                       1,365,920
-------------------------------------------------------------------------------------

AUTOMOTIVE (0.5%)
Accuride Corp.
 Senior Secured
 08-01-18                               9.500             115,000(d)          120,750
Cooper-Standard Automotive, Inc.
 05-01-18                               8.500             432,000(d)          450,360
DPH Holdings Corp.
 10-06-14                              12.000                 214                 220
Lear Corp.
 03-15-18                               7.875             568,000             602,080
 03-15-20                               8.125             360,000             383,400
Tenneco, Inc.
 Senior Notes
 08-15-18                               7.750             184,000(d)          190,440
                                                                      ---------------
Total                                                                       1,747,250
-------------------------------------------------------------------------------------

BANKING (2.2%)
Banco de Credito del Peru
 (PEN) Subordinated Notes
 10-15-22                               7.170           2,000,000(c,d)        717,877
Bank of America Corp.
 Senior Unsecured
 05-01-18                               5.650             210,000             222,621
 07-01-20                               5.625           1,225,000           1,295,248
Citigroup, Inc.
 05-22-19                               8.500             525,000             649,079
Citigroup, Inc.
 Senior Unsecured
 05-15-18                               6.125             120,000             130,921
JPMorgan Chase & Co.
 Senior Unsecured
 04-23-19                               6.300             440,000             510,692
Morgan Stanley
 Senior Unsecured
 04-01-18                               6.625             250,000             277,164
 01-26-20                               5.500             500,000             515,496
 07-24-20                               5.500             380,000             391,483
Santander U.S. Debt SA Unipersonal
 Bank Guaranteed
 10-07-15                               3.781           1,500,000(c,d,m)    1,499,848
The Goldman Sachs Group, Inc.
 Senior Unsecured
 03-15-20                               5.375             750,000             790,509
Wells Fargo & Co.
 Senior Unsecured
 12-11-17                               5.625             750,000             854,240
                                                                      ---------------
Total                                                                       7,855,178
-------------------------------------------------------------------------------------



                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT  17

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)

BROKERAGE (0.3%)
E*Trade Financial Corp.
 Senior Unsecured
 09-15-13                               7.375%           $120,000            $117,300
 12-01-15                               7.875             325,000             317,688
E*Trade Financial Corp.
 Senior Unsecured Pay-in-kind
 11-30-17                              12.500             585,000(j)          666,900
Lehman Brothers Holdings, Inc.
 Senior Unsecured
 05-02-18                               6.875              90,000(b,l)         21,150
                                                                      ---------------
Total                                                                       1,123,038
-------------------------------------------------------------------------------------

BUILDING MATERIALS (0.9%)
AMH Holdings, Inc.
 Senior Discount Notes
 03-01-14                              11.250             285,000             297,825
Associated Materials LLC/Financing, Inc.
 Senior Secured
 11-15-16                               9.875             747,000             903,870
Gibraltar Industries, Inc.
 12-01-15                               8.000           1,390,000           1,355,250
Norcraft Companies LP/Finance Corp.
 Senior Secured
 12-15-15                              10.500             419,000             437,331
Nortek, Inc.
 Senior Secured
 12-01-13                              11.000             230,000             244,375
                                                                      ---------------
Total                                                                       3,238,651
-------------------------------------------------------------------------------------

CHEMICALS (2.9%)
Ashland, Inc.
 06-01-17                               9.125             475,000             543,875
Celanese U.S. Holdings LLC
 10-15-18                               6.625              43,000(d)           43,860
CF Industries, Inc.
 05-01-18                               6.875           1,015,000           1,091,125
 05-01-20                               7.125           1,015,000           1,107,619
Chemtura Corp.
 Senior Unsecured
 06-01-16                               6.875           1,280,000(b,l)      1,471,999
Hexion U.S. Finance Corp./Nova Scotia ULC
 Senior Secured
 02-01-18                               8.875           1,163,000           1,139,740
Ineos Finance PLC
 Senior Secured
 05-15-15                               9.000             305,000(c,d)        318,725
Invista
 05-01-12                               9.250             357,000(d)          361,909
LyondellBasell Industries
 Senior Secured
 11-01-17                               8.000           1,094,000(d)        1,193,828
 05-01-18                              11.000              86,000              95,138
MacDermid, Inc.
 Senior Subordinated Notes
 04-15-17                               9.500           1,158,500(d)        1,210,632
Momentive Performance Materials, Inc.
 Pay-in-kind
 12-01-14                              10.125                 464(j)              471
Nova Chemicals Corp.
 Senior Unsecured
 11-01-16                               8.375             235,000(c)          247,338
 11-01-19                               8.625             365,000(c)          387,356
The Dow Chemical Co.
 Senior Unsecured
 05-15-19                               8.550             815,000           1,029,092
                                                                      ---------------
Total                                                                      10,242,707
-------------------------------------------------------------------------------------

CONSTRUCTION MACHINERY (0.9%)
Case New Holland, Inc.
 Senior Notes
 12-01-17                               7.875             726,000(d)          794,970
Terex Corp.
 Senior Unsecured
 06-01-16                              10.875             625,000             714,063
The Manitowoc Co., Inc.
 02-15-18                               9.500             719,000(p)          744,165
United Rentals North America, Inc.
 06-15-16                              10.875           1,000,000           1,128,750
                                                                      ---------------
Total                                                                       3,381,948
-------------------------------------------------------------------------------------

CONSUMER CYCLICAL SERVICES (0.3%)
Garda World Security Corp.
 Senior Unsecured
 03-15-17                               9.750             780,000(c,d)        836,550


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
18  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
CONSUMER CYCLICAL SERVICES (CONT.)
West Corp.
 10-15-14                               9.500%           $240,000            $251,100
 10-15-16                              11.000              96,000             102,000
                                                                      ---------------
Total                                                                       1,189,650
-------------------------------------------------------------------------------------

CONSUMER PRODUCTS (1.5%)
AAC Group Holding Corp.
 Senior Discount Notes
 10-01-12                              10.250             970,000(d)          955,450
American Achievement Corp.
 04-01-12                               8.250           1,317,000(d)        1,307,122
Central Garden and Pet Co.
 03-01-18                               8.250             640,000             652,800
Jarden Corp.
 05-01-16                               8.000             280,000             298,200
 05-01-17                               7.500             625,000             646,875
 01-15-20                               7.500             151,000             156,663
NBTY, Inc.
 10-01-18                               9.000              50,000(d,m)         52,500
Spectrum Brands Holdings, Inc.
 Senior Secured
 06-15-18                               9.500             885,000(d)          960,225
Visant Corp.
 Senior Notes
 10-01-17                              10.000             425,000(d)          445,188
                                                                      ---------------
Total                                                                       5,475,023
-------------------------------------------------------------------------------------

DIVERSIFIED MANUFACTURING (0.5%)
Amsted Industries, Inc.
 Senior Notes
 03-15-18                               8.125             682,000(d)          712,690
CPM Holdings, Inc.
 Senior Secured
 09-01-14                              10.625             385,000(d)          414,838
Pinafore LLC/Inc.
 Senior Secured
 09-21-16                               9.000              90,000(d)           94,275
SPX Corp.
 09-01-17                               6.875             428,000(d)          453,680
                                                                      ---------------
Total                                                                       1,675,483
-------------------------------------------------------------------------------------

ELECTRIC (4.3%)
Aes Dominicana Energia Finance SA
 12-13-15                              11.000             200,000(c,d)        212,000
Arizona Public Service Co.
 Senior Unsecured
 08-01-16                               6.250             904,000           1,051,596
CenterPoint Energy Houston Electric LLC
 03-01-14                               7.000             980,000           1,156,971
Dynegy Holdings, Inc.
 Senior Unsecured
 06-01-15                               7.500             286,000             225,225
 05-01-16                               8.375             500,000             390,000
Edison Mission Energy
 Senior Unsecured
 05-15-17                               7.000             385,000             278,163
Energy Future Holdings Corp.
 11-01-17                              10.875              99,000              59,400
Energy Future Holdings Corp.
 Senior Secured
 01-15-20                              10.000             350,000(d)          347,466
Energy Future Intermediate Holding Co. LLC/Finance, Inc.
 Senior Secured
 12-01-20                              10.000             432,000             428,723
Florida Power Corp.
 1st Mortgage
 06-15-38                               6.400             200,000             247,372
Indiana Michigan Power Co.
 Senior Unsecured
 03-15-37                               6.050             200,000             221,563
Majapahit Holding BV
 06-28-17                               7.250             562,000(c,d)        646,300
 01-20-20                               7.750           1,100,000(c,d)      1,323,065
Midwest Generation LLC
 Pass-Through Certificates
 01-02-16                               8.560             163,134             161,298
National Power Corp.
 Government Guaranteed
 11-02-16                               6.875             300,000(c,d)        352,252
Nevada Power Co.
 05-15-18                               6.500             780,000             939,933
 08-01-18                               6.500             720,000             865,719
Nisource Finance Corp.
 09-15-17                               5.250             760,000             831,165
NRG Energy, Inc.
 02-01-16                               7.375           1,350,000           1,388,812


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT  19

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
ELECTRIC (CONT.)
PacifiCorp
 1st Mortgage
 09-15-13                               5.450%           $255,000            $284,389
Power Sector Assets & Liabilities Management Corp.
 Government Guaranteed
 05-27-19                               7.250             410,000(c,d)        496,100
Sierra Pacific Power Co.
 09-01-13                               5.450             500,000             550,861
 05-15-16                               6.000             485,000             566,233
Texas Competitive Electric Holdings Co. LLC
 11-01-15                              10.250             589,000             385,795
The Cleveland Electric Illuminating Co.
 1st Mortgage
 11-15-18                               8.875             500,000             666,692
TransAlta Corp.
 Senior Unsecured
 05-15-18                               6.650             990,000(c)        1,162,975
                                                                      ---------------
Total                                                                      15,240,068
-------------------------------------------------------------------------------------

ENTERTAINMENT (0.7%)
AMC Entertainment, Inc.
 Senior Unsecured
 06-01-19                               8.750             528,000             556,380
Cedar Fair LP/Canada's Wonderland Co./Magnum Management Corp.
 08-01-18                               9.125             175,000(d)          184,625
Regal Cinemas Corp.
 07-15-19                               8.625             770,000             807,538
Speedway Motorsports, Inc.
 06-01-16                               8.750             815,000             867,975
                                                                      ---------------
Total                                                                       2,416,518
-------------------------------------------------------------------------------------

FOOD AND BEVERAGE (2.2%)
Anheuser-Busch InBev Worldwide, Inc.
 11-15-14                               5.375           1,330,000(d)        1,492,856
B&G Foods, Inc.
 01-15-18                               7.625             385,000             401,363
Bracol Holding Ltda
 Senior Unsecured
 10-05-16                              10.250             220,000(c,d)        245,014
Cerveceria Nacional Dominicana C por A
 03-27-12                              16.000             200,000(c,d)        183,000
Cott Beverages USA, Inc.
 09-01-18                               8.125             185,000(d)          195,869
Cott Beverages, Inc.
 11-15-17                               8.375              35,000(d)           37,056
Del Monte Corp.
 10-15-19                               7.500             595,000             641,856
Kraft Foods, Inc.
 Senior Unsecured
 08-11-17                               6.500             280,000             335,144
 02-01-18                               6.125           1,310,000           1,544,497
Marfrig Overseas Ltd.
 11-16-16                               9.625             120,000(c,d)        128,700
 05-04-20                               9.500             200,000(c,d)        210,567
MHP SA
 04-29-15                              10.250             512,000(c,d)        538,457
Michael Foods, Inc.
 Senior Notes
 07-15-18                               9.750             455,000(d)          486,850
Pinnacle Foods Finance LLC/Corp.
 04-01-17                              10.625             399,000             424,436
 09-01-17                               8.250             275,000(d)          277,750
Pinnacle Foods Finance LLC/Corp.
 Senior Unsecured
 04-01-15                               9.250             453,000(d)          471,120
U.S. Foodservice
 Senior Notes
 06-30-15                              10.750             301,000(d)          307,020
                                                                      ---------------
Total                                                                       7,921,555
-------------------------------------------------------------------------------------

GAMING (2.2%)
Boyd Gaming Corp.
 Senior Subordinated Notes
 02-01-16                               7.125             384,000             321,120
Circus & Eldorado Joint Venture/Silver Legacy Capital Corp.
 1st Mortgage
 03-01-12                              10.125             202,000             187,860
FireKeepers Development Authority
 Senior Secured
 05-01-15                              13.875             855,000(d)        1,001,419
MGM Resorts International
 Senior Secured
 11-15-17                              11.125             525,000             597,844
MGM Resorts International
 Senior Unsecured
 03-01-18                              11.375           1,095,000(p)        1,042,988


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
20  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
GAMING (CONT.)
Pinnacle Entertainment, Inc.
 06-15-15                               7.500%           $285,000            $275,738
 05-15-20                               8.750           1,589,000           1,565,164
Pokagon Gaming Authority
 Senior Notes
 06-15-14                              10.375           1,261,000(d)        1,316,168
San Pasqual Casino
 09-15-13                               8.000              76,000(d)           74,575
Seminole Indian Tribe of Florida
 Senior Secured
 10-01-20                               6.535             275,000(d)          246,953
Shingle Springs Tribal Gaming Authority
 Senior Notes
 06-15-15                               9.375           1,150,000(d)          856,750
Tunica-Biloxi Gaming Authority
 Senior Unsecured
 11-15-15                               9.000             402,000(d)          359,790
                                                                      ---------------
Total                                                                       7,846,369
-------------------------------------------------------------------------------------

GAS DISTRIBUTORS (0.3%)
Energy Transfer Equity LP
 10-15-20                               7.500             770,000             810,425
Niska Gas Storage U.S. LLC/Canada ULC
 Senior Unsecured
 03-15-18                               8.875             236,000(d)          256,802
                                                                      ---------------
Total                                                                       1,067,227
-------------------------------------------------------------------------------------

GAS PIPELINES (2.4%)
AK Transneft OJSC Via TransCapitalInvest Ltd.
 Senior Unsecured
 03-05-14                               5.670             830,000(c,d)        868,237
CenterPoint Energy Resources Corp.
 Senior Unsecured
 02-15-11                               7.750             375,000             384,353
Colorado Interstate Gas Co.
 Senior Unsecured
 11-15-15                               6.800           3,219,000           3,793,335
El Paso Corp.
 Senior Unsecured
 02-15-16                               8.250             405,000             449,550
Northwest Pipeline GP
 Senior Unsecured
 04-15-17                               5.950             500,000             571,966
Regency Energy Partners LP/Finance Corp.
 12-15-13                               8.375             140,000             145,950
 06-01-16                               9.375             430,000(d)          473,000
Southern Star Central Corp.
 Senior Notes
 03-01-16                               6.750             575,000             580,750
Transcontinental Gas Pipe Line Co. LLC
 Senior Unsecured
 08-15-11                               7.000           1,150,000           1,208,338
                                                                      ---------------
Total                                                                       8,475,479
-------------------------------------------------------------------------------------

HEALTH CARE (2.5%)
American Renal Holdings
 Senior Secured
 05-15-18                               8.375             217,000(d)          223,510
Apria Healthcare Group, Inc.
 Senior Secured
 11-01-14                              11.250             480,000             528,000
HCA, Inc.
 Secured
 11-15-16                               9.250             950,000           1,028,375
HCA, Inc.
 Senior Secured
 09-15-20                               7.250           1,000,000           1,069,999
Healthsouth Corp.
 02-15-20                               8.125             950,000             988,000
IASIS Healthcare LLC/Capital Corp.
 06-15-14                               8.750             535,000             547,038
inVentiv Health, Inc.
 08-15-18                              10.000             855,000(d)          852,863
LifePoint Hospitals, Inc.
 10-01-20                               6.625             205,000(d)          209,100
Multiplan, Inc.
 09-01-18                               9.875             446,000(d)          464,955
Omnicare, Inc.
 06-01-20                               7.750             154,000             157,465
Radiation Therapy Services, Inc.
 Senior Subordinated Notes
 04-15-17                               9.875             865,000(d)          854,188
Select Medical Corp.
 02-01-15                               7.625             905,000             883,506


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT  21

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
HEALTH CARE (CONT.)
Tenet Healthcare Corp.
 Senior Unsecured
 08-01-20                               8.000%           $540,000(d)         $537,300
Vanguard Health Holding Co. II LLC/Inc.
 02-01-18                               8.000             674,000             684,110
                                                                      ---------------
Total                                                                       9,028,409
-------------------------------------------------------------------------------------

HOME CONSTRUCTION (0.7%)
Beazer Homes USA, Inc.
 06-15-18                               9.125           1,177,000           1,100,495
K Hovnanian Enterprises, Inc.
 Senior Secured
 10-15-16                              10.625           1,045,000           1,046,306
KB Home
 06-15-15                               6.250             210,000             200,550
                                                                      ---------------
Total                                                                       2,347,351
-------------------------------------------------------------------------------------

INDEPENDENT ENERGY (3.3%)
Anadarko Petroleum Corp.
 Senior Unsecured
 09-15-16                               5.950             265,000             289,361
Berry Petroleum Co.
 Senior Subordinated Notes
 11-01-16                               8.250              50,000              51,250
Berry Petroleum Co.
 Senior Unsecured
 06-01-14                              10.250             550,000             620,125
Brigham Exploration Co.
 10-01-18                               8.750             170,000(d)          174,675
Chesapeake Energy Corp.
 08-15-20                               6.625           1,020,000           1,065,900
Comstock Resources, Inc.
 10-15-17                               8.375              55,000              56,375
Continental Resources, Inc.
 10-01-20                               7.375             212,000(d)          222,600
 04-01-21                               7.125             260,000(d)          268,450
Denbury Resources, Inc.
 03-01-16                               9.750             715,000             802,588
EXCO Resources, Inc.
 09-15-18                               7.500             715,000             708,744
Forest Oil Corp.
 02-15-14                               8.500           1,120,000           1,223,599
Hilcorp Energy I LP/Finance Co.
 Senior Unsecured
 11-01-15                               7.750             800,000(d)          808,000
Petrohawk Energy Corp.
 06-01-15                               7.875             625,000             654,688
 08-15-18                               7.250             320,000(d)          326,400
QEP Resources, Inc.
 Senior Unsecured
 03-01-21                               6.875             470,000             508,775
Quicksilver Resources, Inc.
 08-01-15                               8.250             795,000             840,713
Range Resources Corp.
 05-01-18                               7.250           1,250,000           1,318,749
 08-01-20                               6.750             345,000             356,213
SandRidge Energy, Inc.
 06-01-18                               8.000             490,000(d)          480,200
SandRidge Energy, Inc.
 Pay-in-kind
 04-01-15                               8.625              93,000(j)           93,000
Southwestern Energy Co.
 Senior Notes
 02-01-18                               7.500           1,000,000           1,130,000
                                                                      ---------------
Total                                                                      12,000,405
-------------------------------------------------------------------------------------

INTEGRATED ENERGY (0.5%)
Lukoil International Finance BV
 11-05-19                               7.250           1,100,000(c,d)      1,199,140
TNK-BP Finance SA
 03-13-18                               7.875             425,000(c,d)        478,125
                                                                      ---------------
Total                                                                       1,677,265
-------------------------------------------------------------------------------------

LIFE INSURANCE (0.2%)
ING Groep NV
 12-31-49                               5.775             715,000(c,h)        641,713
-------------------------------------------------------------------------------------

LODGING (0.2%)
Starwood Hotels & Resorts Worldwide, Inc.
 Senior Unsecured
 12-01-19                               7.150             585,000             634,725
-------------------------------------------------------------------------------------

MEDIA CABLE (2.6%)
Cablevision Systems Corp.
 Senior Unsecured
 09-15-17                               8.625           1,000,000           1,100,000


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
22  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
MEDIA CABLE (CONT.)
CCO Holdings LLC/Capital Corp.
 10-30-17                               7.250%           $216,000(d)         $218,970
 04-30-18                               7.875             370,000(d)          383,875
 04-30-20                               8.125             158,000(d)          167,480
Cequel Communications Holdings I LLC/Capital Corp.
 Senior Unsecured
 11-15-17                               8.625             525,000(d)          553,875
Charter Communications Operating LLC/Capital
 Secured
 04-30-12                               8.000           1,000,000(d)        1,060,000
Comcast Corp.
 03-15-11                               5.500             750,000             766,571
 07-01-39                               6.550              35,000              39,621
CSC Holdings LLC
 Senior Unsecured
 06-15-15                               8.500             500,000             545,625
DIRECTV Holdings LLC/Financing Co., Inc.
 02-15-16                               3.125           1,695,000           1,711,500
DISH DBS Corp.
 02-01-16                               7.125             850,000             893,563
Insight Communications Co., Inc.
 Senior Notes
 07-15-18                               9.375             180,000(d)          193,500
Mediacom LLC/Capital Corp.
 08-15-19                               9.125             584,000             604,440
Virgin Media Secured Finance PLC
 Senior Secured
 01-15-18                               6.500           1,037,000(c)        1,094,035
                                                                      ---------------
Total                                                                       9,333,055
-------------------------------------------------------------------------------------

MEDIA NON-CABLE (2.6%)
Clear Channel Worldwide Holdings, Inc.
 12-15-17                               9.250             830,000             886,025
Entravision Communications Corp.
 Senior Secured
 08-01-17                               8.750             895,000(d)          919,613
Gray Television, Inc.
 Senior Secured
 06-29-15                              10.500           1,092,000(p)        1,090,634
Intelsat Jackson Holdings SA
 06-15-16                              11.250             465,000(c)          505,688
Intelsat Jackson Holdings SA
 Senior Unsecured
 10-15-20                               7.250             755,000(c,d)        758,775
Intelsat Subsidiary Holding Co. SA
 01-15-15                               8.875             500,000(c,d)        517,500
Lamar Media Corp.
 04-01-14                               9.750             261,000             298,845
Nielsen Finance LLC/Co.
 10-15-18                               7.750             820,000(d,m)        813,989
Reed Elsevier Capital, Inc.
 08-01-11                               6.750             300,000             314,936
RR Donnelley & Sons Co.
 Senior Unsecured
 01-15-17                               6.125             300,000             314,095
Salem Communications Corp.
 Senior Secured
 12-15-16                               9.625             505,000             536,563
Sinclair Television Group, Inc.
 Secured
 11-01-17                               9.250             225,000(d)          241,313
Sinclair Television Group, Inc.
 Senior Notes
 10-15-18                               8.375             210,000(d,m)        211,575
Sirius XM Radio, Inc.
 04-01-15                               8.750             290,000(d)          308,125
Sirius XM Radio, Inc.
 Senior Secured
 09-01-15                               9.750             545,000(d)          600,181
The Interpublic Group of Companies, Inc.
 Senior Unsecured
 07-15-17                              10.000             750,000             875,625
Umbrella Acquisition, Inc.
 Pay-in-kind
 03-15-15                               9.750             105,250(d,j)        100,777
                                                                      ---------------
Total                                                                       9,294,259
-------------------------------------------------------------------------------------

METALS (1.8%)
Aleris International, Inc.
 Senior Unsecured
 06-01-20                               6.000               3,093(s,v)          3,093
ArcelorMittal
 Senior Unsecured
 10-15-39                               7.000             445,000(c)          454,600


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT  23

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
METALS (CONT.)
Arch Coal, Inc.
 08-01-16                               8.750%         $2,033,000          $2,241,382
 10-01-20                               7.250              45,000              47,475
Consol Energy, Inc.
 04-01-17                               8.000             741,000(d)          802,133
 04-01-20                               8.250             599,000(d)          652,910
Noranda Aluminum Acquisition Corp.
 Pay-in-kind
 05-15-15                               5.373           1,764,769(h,j)      1,484,611
Novelis, Inc.
 02-15-15                               7.250              51,000(c)           51,893
Vedanta Resources PLC
 Senior Unsecured
 07-18-18                               9.500             600,000(c,d)        647,758
                                                                      ---------------
Total                                                                       6,385,855
-------------------------------------------------------------------------------------

NON-CAPTIVE CONSUMER (0.3%)
American General Finance Corp.
 Senior Unsecured
 12-15-17                               6.900           1,297,000           1,082,995
-------------------------------------------------------------------------------------

NON-CAPTIVE DIVERSIFIED (2.9%)
Ally Financial, Inc.
 03-15-20                               8.000           2,398,000(d)        2,619,814
 09-15-20                               7.500             635,000(d)          677,863
CIT Group, Inc.
 Senior Secured
 05-01-16                               7.000             475,000             467,875
 05-01-17                               7.000           2,265,000           2,216,868
Ford Motor Credit Co. LLC
 Senior Unsecured
 04-15-15                               7.000             597,000             637,942
 12-15-16                               8.000             395,000             446,497
 08-15-17                               6.625           1,000,000           1,067,500
General Electric Capital Corp.
 Senior Unsecured
 01-10-39                               6.875             965,000           1,108,201
International Lease Finance Corp.
 Senior Unsecured
 03-15-17                               8.750             429,000(d)          460,103
 09-01-17                               8.875             535,000             579,138
                                                                      ---------------
Total                                                                      10,281,801
-------------------------------------------------------------------------------------

OIL FIELD SERVICES (1.8%)
Bristow Group, Inc.
 09-15-17                               7.500             445,000             456,125
Expro Finance Luxembourg SCA
 Senior Secured
 12-15-16                               8.500             810,000(c,d)        766,436
Gazprom OAO Via Gazstream SA
 07-22-13                               5.625              20,335(c,d)         21,073
Gazprom Via Gaz Capital SA
 Secured
 07-31-14                               8.125             380,000(c,d)        434,150
Gazprom Via Gaz Capital SA
 Senior Unsecured
 11-22-16                               6.212             400,000(c,d)        426,000
 04-11-18                               8.146             450,000(c,d)        526,500
 08-16-37                               7.288             300,000(c,d)        334,140
Gazprom Via Gaz Capital SA
 Senior Unsecured
 03-07-22                               6.510             300,000(c,d)        319,140
KazMunaiGaz Finance Sub BV
 01-23-15                              11.750             400,000(c,d)        503,500
 07-02-18                               9.125             850,000(c,d)      1,025,312
 05-05-20                               7.000             400,000(c,d)        440,598
McJunkin Red Man Corp.
 Senior Secured
 12-15-16                               9.500             677,000(d)          610,993
Offshore Group Investments Ltd.
 Senior Secured
 08-01-15                              11.500             705,000(c,d)        740,987
                                                                      ---------------
Total                                                                       6,604,954
-------------------------------------------------------------------------------------

OTHER FINANCIAL INSTITUTIONS (0.1%)
Cardtronics, Inc.
 09-01-18                               8.250             410,000             428,450
-------------------------------------------------------------------------------------

OTHER INDUSTRY (0.2%)
Aquilex Holdings LLC/Finance Corp.
 12-15-16                              11.125             553,000             547,470
Chart Industries, Inc.
 10-15-15                               9.125             170,000             175,100
                                                                      ---------------
Total                                                                         722,570
-------------------------------------------------------------------------------------

PACKAGING (1.2%)
Ardagh Packaging Finance PLC
 10-15-20                               9.125             285,000(c,d,m)      285,000


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
24  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
PACKAGING (CONT.)
Ball Corp.
 09-01-19                               7.375%           $650,000            $706,875
Crown Americas LLC/Capital Corp. II
 05-15-17                               7.625             750,000             810,000
Owens-Brockway Glass Container, Inc.
 05-15-16                               7.375           1,050,000           1,130,062
Reynolds Group Issuer, Inc./LLC
 05-15-18                               8.500             455,000(d)          442,488
Silgan Holdings, Inc.
 Senior Unsecured
 08-15-16                               7.250           1,035,000           1,098,394
                                                                      ---------------
Total                                                                       4,472,819
-------------------------------------------------------------------------------------

PAPER (0.8%)
Cascades, Inc.
 12-15-17                               7.750           1,300,000(c)        1,355,250
Georgia-Pacific LLC
 06-15-15                               7.700             950,000           1,052,125
 05-01-16                               8.250             235,000(d)          261,144
Graphic Packaging International, Inc.
 10-01-18                               7.875              99,000             101,475
                                                                      ---------------
Total                                                                       2,769,994
-------------------------------------------------------------------------------------

PHARMACEUTICALS (0.6%)
Patheon, Inc.
 Senior Secured
 04-15-17                               8.625             372,000(c,d)        382,230
Valeant Pharmaceuticals International
 10-01-20                               7.000             775,000(d)          792,438
Valeant Pharmaceuticals International
 Senior Notes
 10-01-17                               6.750             175,000(d)          178,500
Warner Chilcott Co. LLC/Finance
 09-15-18                               7.750             819,000(c,d)        841,522
                                                                      ---------------
Total                                                                       2,194,690
-------------------------------------------------------------------------------------

RAILROADS (--%)
CSX Corp.
 Senior Unsecured
 03-15-13                               5.750             100,000             110,178
-------------------------------------------------------------------------------------

RETAILERS (0.7%)
Michaels Stores, Inc.
 11-01-16                              11.375             150,000             162,938
QVC, Inc.
 Senior Secured
 04-15-17                               7.125             468,000(d)          482,040
Rite Aid Corp.
 Senior Secured
 08-15-20                               8.000             300,000(d)          303,750
The Neiman Marcus Group, Inc.
 10-15-15                              10.375             465,000(p)          488,250
The Neiman Marcus Group, Inc.
 Pay-in-kind
 10-15-15                               9.000             120,000(j,p)        124,650
Toys R Us -- Delaware, Inc.
 Senior Secured
 09-01-16                               7.375             133,000(d)          136,990
Toys R Us Property Co. I LLC
 07-15-17                              10.750             561,000             633,930
                                                                      ---------------
Total                                                                       2,332,548
-------------------------------------------------------------------------------------

TECHNOLOGY (2.0%)
Amkor Technology, Inc.
 Senior Unsecured
 05-01-18                               7.375             491,000(d)          497,138
Avaya, Inc.
 11-01-15                               9.750             325,000             306,313
First Data Corp.
 09-24-15                               9.875             760,000             621,300
First Data Corp.
 Senior Secured
 08-15-20                               8.875             535,000(d,p)        555,063
Freescale Semiconductor, Inc.
 Senior Secured
 04-15-18                               9.250             265,000(d)          275,600
Interactive Data Corp.
 08-01-18                              10.250             555,000(d)          593,850
Iron Mountain, Inc.
 Senior Subordinated Notes
 08-15-21                               8.375             760,000             820,800
NXP BV/Funding LLC
 Senior Secured
 08-01-18                               9.750           2,405,000(c,d)      2,561,324
Trans Union LLC/Financing Corp.
 06-15-18                              11.375             415,000(d)          473,100


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT  25

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
TECHNOLOGY (CONT.)
WireCo WorldGroup, Inc.
 Senior Unsecured
 05-15-17                               9.500%           $390,000(d)         $403,650
                                                                      ---------------
Total                                                                       7,108,138
-------------------------------------------------------------------------------------

TRANSPORTATION SERVICES (0.5%)
ERAC USA Finance LLC
 10-15-37                               7.000             755,000(d)          869,797
The Hertz Corp.
 01-01-14                               8.875             415,000             425,894
 10-15-18                               7.500             375,000(d)          373,594
                                                                      ---------------
Total                                                                       1,669,285
-------------------------------------------------------------------------------------

WIRELESS (1.9%)
CC Holdings GS V LLC/Crown Castle GS III Corp.
 Senior Secured
 05-01-17                               7.750             138,000(d)          152,490
Clearwire Communications LLC/Finance, Inc.
 Senior Secured
 12-01-15                              12.000             598,500(d)          644,808
Cricket Communications, Inc.
 Senior Secured
 05-15-16                               7.750             375,000             397,969
Crown Castle International Corp.
 Senior Unsecured
 11-01-19                               7.125             535,000             569,106
MetroPCS Wireless, Inc.
 09-01-18                               7.875             720,000             738,000
Nextel Communications, Inc.
 08-01-15                               7.375             500,000             502,500
SBA Telecommunications, Inc.
 08-15-16                               8.000             780,000             838,500
 08-15-19                               8.250             280,000             308,000
Sprint Nextel Corp.
 Senior Unsecured
 08-15-17                               8.375           1,527,000           1,656,794
United States Cellular Corp.
 Senior Unsecured
 12-15-33                               6.700             155,000             162,721
Wind Acquisition Finance SA
 Secured
 07-15-17                              11.750             750,000(c,d)        840,469
                                                                      ---------------
Total                                                                       6,811,357
-------------------------------------------------------------------------------------

WIRELINES (4.1%)
AT&T, Inc.
 Senior Unsecured
 03-15-11                               6.250               5,000               5,126
 02-15-39                               6.550           1,120,000           1,302,531
Cincinnati Bell, Inc.
 10-15-17                               8.250             690,000             696,900
Embarq Corp.
 Senior Unsecured
 06-01-36                               7.995             130,000             138,220
Frontier Communications Corp.
 Senior Unsecured
 04-15-15                               7.875             104,000             112,320
 04-15-17                               8.250             260,000             284,375
 04-15-20                               8.500             330,000             364,238
Integra Telecom Holdings, Inc.
 Senior Secured
 04-15-16                              10.750             462,000(d)          464,310
ITC Deltacom, Inc.
 Senior Secured
 04-01-16                              10.500           1,433,000           1,456,285
Level 3 Financing, Inc.
 02-15-17                               8.750           1,030,000             916,700
PAETEC Holding Corp.
 Senior Secured
 06-30-17                               8.875             723,000             755,535
Qtel International Finance Ltd.
 06-10-19                               7.875             600,000(c,d)        743,305
Telecom Italia Capital SA
 07-18-36                               7.200             105,000(c)          112,906
Telefonica Emisiones SAU
 04-27-15                               3.729           1,185,000(c)        1,239,214
TELUS Corp.
 Senior Unsecured
 06-01-11                               8.000             761,000(c)          796,871
tw telecom holdings, inc.
 03-01-18                               8.000             427,000             447,283
Verizon New York, Inc.
 Senior Unsecured
 04-01-12                               6.875           1,603,000           1,729,043
 04-01-32                               7.375           1,190,000           1,404,154
West Corp.
 Senior Unsecured
 10-01-18                               8.625             280,000(d,m)        280,000


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
26  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
WIRELINES (CONT.)
Windstream Corp.
 11-01-17                               7.875%           $400,000            $417,000
 03-15-19                               7.000           1,100,000           1,078,000
                                                                      ---------------
Total                                                                      14,744,316
-------------------------------------------------------------------------------------
TOTAL BONDS
(Cost: $288,222,795)                                                     $316,032,663
-------------------------------------------------------------------------------------



SENIOR LOANS (9.8%)(n)
                                    COUPON           PRINCIPAL
BORROWER                             RATE              AMOUNT                VALUE(a)
AEROSPACE & DEFENSE (0.1%)
Triumph Group, Inc.
 Term Loan
 06-16-16                               4.500%            $50,000             $50,188
Wesco Aircraft Hardware Corp.
 1st Lien Term Loan
 09-30-13                               2.510             110,961             108,834
Wesco Aircraft Hardware Corp.
 2nd Lien Term Loan
 03-28-14                               6.010             119,167             116,684
                                                                      ---------------
Total                                                                         275,706
-------------------------------------------------------------------------------------

AIRLINES (--%)
United Airlines, Inc.
 Tranche B Term Loan
 02-01-14                               2.313              97,854              91,738
-------------------------------------------------------------------------------------

AUTOMOTIVE (0.2%)
Allison Transmission, Inc.
 Term Loan
 08-07-14                         3.010-3.050              96,749              90,715
Delphi Holdings LLP
 Tranche A Term Loan
 10-06-14                               6.000                 183                 172
Delphi Holdings LLP
 Tranche B Term Loan
 10-06-14                               6.000               1,851(w)            1,746
Ford Motor Co.
 Tranche B2 Term Loan
 12-15-13                         3.010-3.050             297,744             289,517
Goodyear Engineered Product
 Delayed Draw Term Loan
 07-31-14                               2.760               6,094               5,262
Goodyear Engineered Product
 Term Loan
 07-31-14                               2.760              42,547              36,737
The Goodyear Tire & Rubber Co.
 2nd Lien Term Loan
 04-30-14                               2.240             263,297             246,693
                                                                      ---------------
Total                                                                         670,842
-------------------------------------------------------------------------------------

BROKERAGE (--%)
Nuveen Investments, Inc.
 1st Lien Term Loan
 11-13-14                         3.289-3.481             112,700             101,120
-------------------------------------------------------------------------------------

BUILDING MATERIALS (0.1%)
Custom Building Products, Inc.
 Term Loan
 03-19-15                               5.750              89,492              88,820
Springs Window Fashions LLC
 Tranche B Term Loan
 12-31-12                               3.063             141,460             133,917
The Hillman Group, Inc.
 Term Loan
 05-31-16                               5.500             100,000             100,083
                                                                      ---------------
Total                                                                         322,820
-------------------------------------------------------------------------------------

CHEMICALS (1.0%)
Brenntag Holding Gmbh & Co. KG
 2nd Lien Term Loan
 07-17-15                               6.473             125,000(c)          124,531
Brenntag Holding Gmbh & Co. KG
 Tranche 1 Term Loan
 01-20-14                         4.006-4.477              23,563(c)           23,534
Brenntag Holding Gmbh & Co. KG
 Tranche B2 Term Loan
 01-20-14                         4.007-4.058             159,861(c)          160,011
Celanese US Holdings LLC
 Term Loan
 04-02-14                               0.258             525,455             515,276


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT  27

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

SENIOR LOANS (CONTINUED)
                                    COUPON           PRINCIPAL
BORROWER                             RATE              AMOUNT                VALUE(a)
CHEMICALS (CONT.)
Chemtura Corp.
 Debtor In Possession
 Term Loan
 02-11-11                               6.000%           $325,000(k)         $327,235
Hexion Specialty Chemicals, Inc.
 Tranche C1B Term Loan
 05-05-15                               4.063             129,943             124,054
Hexion Specialty Chemicals, Inc.
 Tranche C2B Term Loan
 05-05-15                               4.063              57,699              55,085
Hexion Specialty Chemicals, Inc.
 Tranche C5B Term Loan
 05-05-15                               4.063              97,000              90,938
Huntsman International LLC
 Tranche B Term Loan
 04-19-14                         1.773-1.981             158,839             151,862
Huntsman International LLC
 Tranche C Term Loan
 06-30-16                         2.506-2.523             128,186             122,841
Kraton Polymers LLC
 Term Loan
 05-12-13                               2.313              65,004              62,364
LyondellBasell Industries
 Term Loan
 04-08-16                               5.500             150,000             151,097
Millenium Chemicals
 1st Lien Term Loan
 05-15-14                               2.539             154,996             145,988
Millenium Chemicals
 2nd Lien Term Loan
 11-15-14                               6.039             125,000             115,000
Nalco Co. Term Loan
 TDB                                      TBD             175,000(m,o)        174,124
 05-13-16                               6.500             173,250             172,774
PQ Corp.
 1st Lien Term Loan
 07-30-14                         3.510-3.730              73,500              68,263
Rockwood Specialties Group, Inc.
 Tranche H Term Loan
 05-15-14                               6.000             104,696             104,893
Univar, Inc.
 Tranche B Term Loan
 10-10-14                               4.750             496,211             490,628
                                                                      ---------------
Total                                                                       3,180,498
-------------------------------------------------------------------------------------

CONSTRUCTION MACHINERY (0.3%)
Flowserve Corp.
 Term Loan
 08-10-12                               1.813             611,119             608,063
The Manitowoc Co., Inc.
 Tranche A Term Loan
 11-06-13                               5.563             350,000             347,228
                                                                      ---------------
Total                                                                         955,291
-------------------------------------------------------------------------------------

CONSUMER CYCLICAL SERVICES (0.1%)
Affinion Group, Inc.
 Tranche B Term Loan
 10-09-16                               5.000             199,500             195,219
Live Nation Entertainment, Inc.
 Tranche B Term Loan
 11-07-16                               4.500              74,813              73,877
The ServiceMaster Co.
 Letter of Credit
 07-24-14                               0.164             175,000             160,344
                                                                      ---------------
Total                                                                         429,440
-------------------------------------------------------------------------------------

CONSUMER PRODUCTS (0.2%)
Amscan Holdings, Inc.
 Term Loan
 05-27-13                               2.539             200,547             189,894
Fender Musical Instruments Corp.
 Delayed Draw Term Loan
 06-09-14                               2.550              14,415              12,829
Fender Musical Instruments Corp.
 Term Loan
 06-09-14                               2.540              28,536              25,397
Jarden Corp.
 Tranche B4 Term Loan
 01-26-15                               3.539             299,754             299,754
NBTY, Inc.
 Tranche B Term Loan
 TBD                                      TBD             125,000(m,o)        126,188


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
28  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

SENIOR LOANS (CONTINUED)
                                    COUPON           PRINCIPAL
BORROWER                             RATE              AMOUNT                VALUE(a)
CONSUMER PRODUCTS (CONT.)
Prestige Brands, Inc.
 Term Loan
 03-24-16                               4.750%            $74,813             $74,929
Visant Corp.
 Tranche B Term Loan
 12-22-16                               7.000              75,000              75,313
                                                                      ---------------
Total                                                                         804,304
-------------------------------------------------------------------------------------

DIVERSIFIED MANUFACTURING (0.2%)
Contech Construction Products, Inc.
 Term Loan
 01-31-13                               4.250             363,269             308,779
IMG Worldwide, Inc.
 Tranche B Term Loan
 06-15-15                               7.250             200,000             194,500
N.E.W. Holdings I LLC
 Term Loan
 03-23-16                               6.000             287,143             283,852
Pinafore LLC/Inc.
 Tranche B Term Loan
 09-21-16                               6.750              50,000(c)           50,411
                                                                      ---------------
Total                                                                         837,542
-------------------------------------------------------------------------------------

ELECTRIC (0.3%)
Boston Generating LLC
 1st Lien Revolving Term Loan
 12-20-13                               0.164               2,442               2,360
Boston Generating LLC
 1st Lien Synthetic Letter of Credit
 12-20-13                              0.164-
                                        4.546              25,749              24,880
Boston Generating LLC
 Tranche B 1st Lien Term Loan
 12-20-13                               6.500             152,186             147,050
Dynegy Holdings, Inc.
 Letter of Credit
 04-02-13                               4.010             184,888             182,603
Energy Future Holdings
 Tranche B2 Term Loan
 10-10-14                         3.758-4.066             289,626             224,899
FirstLight Power Resources, Inc.
 Synthetic Letter of Credit
 11-01-13                               0.163                 571                 534
FirstLight Power Resources, Inc.
 Tranche B 1st Lien Term Loan
 11-01-13                               2.813              31,052              29,033
GeNon Energy, Inc./Americas Inc.
 Term Loan
 TBD                                      TBD             100,000(m,o)         99,625
Great Point Power LLC
 Term Loan
 03-10-17                               5.500              99,750              99,501
New Development Holdings LLC
 Term Loan
 07-03-17                               7.000             100,000             101,393
NRG Energy, Inc.
 Credit Linked Deposit
 02-01-13                         1.789-3.539              51,826              51,615
NRG Energy, Inc.
 Term Loan
 02-01-13                         1.756-1.789              16,397              15,920
 08-31-15                               3.539              61,663              61,412
RRI Energy, Inc.
 Letter of Credit
 06-30-14                               0.256              50,000              49,438
                                                                      ---------------
Total                                                                       1,090,263
-------------------------------------------------------------------------------------

ENTERTAINMENT (0.4%)
24 Hour Fitness Worldwide, Inc.
 Tranche B Term Loan
 04-22-16                               6.750             225,000             214,688
AMC Entertainment, Inc.
 Term Loan
 01-28-13                               1.756             101,572              99,080
Carmike Cinemas, Inc.
 Term Loan
 01-27-16                               5.500             183,906             184,005
Cedar Fair LP
 Term Loan
 12-15-16                               5.500             150,000             151,100
Cinemark USA, Inc.
 Term Loan
 04-30-16                         3.510-3.650             199,000             198,218
HIT Entertainment, Inc.
 2nd Lien Term Loan
 02-26-13                               5.940             200,000             132,000


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT  29

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

SENIOR LOANS (CONTINUED)
                                    COUPON           PRINCIPAL
BORROWER                             RATE              AMOUNT                VALUE(a)
ENTERTAINMENT (CONT.)
Regal Cinemas Corp.
 Term Loan
 11-19-16                               3.789%           $118,653            $117,912
Six Flags Theme Parks, Inc.
 2nd Lien Term Loan
 12-31-16                               9.250              25,000              25,694
Six Flags Theme Parks, Inc.
 Tranche B 1st Lien Term Loan
 06-30-16                               6.000              72,565              72,772
Sunshine Acquisition Ltd.
 Term Loan
 06-01-12                               5.685             352,800             339,277
Universal City Development Partners Ltd.
 Term Loan
 11-06-14                               5.500              74,250              74,497
                                                                      ---------------
Total                                                                       1,609,243
-------------------------------------------------------------------------------------

ENVIRONMENTAL (--%)
Synagro Technologies, Inc.
 1st Lien Term Loan
 04-02-14                               2.260             198,974             169,228
-------------------------------------------------------------------------------------

FOOD AND BEVERAGE (0.2%)
Advantage Sales & Marketing, Inc.
 1st Lien Term Loan
 05-05-16                               5.000              74,813              74,376
Dole Food Co., Inc.
 Tranche B1 Term Loan
 03-02-17                         5.000-5.500              85,431              85,805
Dole Food Co., Inc.
 Tranche C1 Term Loan
 03-02-17                         5.000-5.500             212,188(c)          213,117
Michael Foods Group, Inc.
 Tranche B Term Loan
 06-29-16                               6.250             150,000             150,884
Pierre Foods, Inc.
 Term Loan
 TBD                                      TBD             150,000(m,o)        147,000
WM. Bolthouse Farms, Inc.
 2nd Lien Term Loan
 08-11-16                               9.500             200,000             200,188
                                                                      ---------------
Total                                                                         871,370
-------------------------------------------------------------------------------------

GAMING (0.5%)
Ameristar Casinos, Inc.
 Term Loan
 11-10-12                               3.507             310,211             308,725
BLB Worldwide Holdings, Inc.
 Term Loan
 07-18-11                               2.500             262,900             195,860
Cannery Casino Resorts LLC
 1st Lien Delayed Draw Term Loan
 05-18-13                               4.507             229,390             213,620
Cannery Casino Resorts LLC
 1st Lien Term Loan
 05-17-13                               4.507             277,417             258,345
Cannery Casino Resorts LLC
 2nd Lien Term Loan
 05-18-14                               4.507              25,000              20,125
Golden Nugget, Inc.
 2nd Lien Term Loan
 12-31-14                               3.510              50,000              19,018
Green Valley Ranch Gaming LLC
 2nd Lien Term Loan
 08-16-14                               3.510             300,000(b,l)          6,150
Greenwood Racing, Inc.
 Term Loan
 11-28-11                               2.510             199,483             193,997
Harrah's Operating Co., Inc.
 Tranche B1 Term Loan
 01-28-15                               3.498             300,000             257,898
VML US Finance LLC
 Delayed Draw Term Loan
 11-23-16                               3.030              51,297              46,598
VML US Finance LLC
 Tranche B Term Loan
 11-23-16                               3.030             241,139             219,053
                                                                      ---------------
Total                                                                       1,739,389
-------------------------------------------------------------------------------------

GAS PIPELINES (--%)
Calumet Lubricants Co. LP
 Letter of Credit
 01-03-15                               0.383              14,368              13,380
Calumet Lubricants Co. LP
 Term Loan
 01-03-15                               4.376             106,124              98,828
                                                                      ---------------
Total                                                                         112,208
-------------------------------------------------------------------------------------



See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
30  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

SENIOR LOANS (CONTINUED)
                                    COUPON           PRINCIPAL
BORROWER                             RATE              AMOUNT                VALUE(a)

HEALTH CARE (1.1%)
AGA Medical Corp.
 Tranche B Term Loan
 04-28-13                         2.300-2.630%           $100,000             $90,750
AMN Healthcare, Inc.
 2nd Lien Term Loan
 09-01-16                              11.750             100,000              97,500
AMN Healthcare, Inc.
 Tranche B Term Loan
 06-23-15                               5.500              73,125              72,302
Ardent Medical Services, Inc.
 Term Loan
 09-15-15                               6.500             199,500             195,925
Biomet, Inc.
 Term Loan
 03-25-15                         3.256-3.289             145,843             141,419
Carestream Health
 1st Lien Term Loan
 04-30-13                               2.256             246,430             238,345
Caris Diagnostics, Inc.
 Term Loan
 01-29-16                               7.250              99,500              97,759
CHG Healthcare Services
 2nd Lien Term Loan
 12-20-13                               6.256             100,000              98,500
Community Health Systems, Inc.
 Delayed Draw Term Loan
 07-25-14                               2.549              11,789              11,181
Community Health Systems, Inc.
 Term Loan
 07-25-14                               2.549             229,773             217,926
Emdeon Business Services LLC
 1st Lien Term Loan
 11-18-13                               2.260             166,932             162,272
HCA, Inc.
 Tranche B1 Term Loan
 11-18-13                               2.539             324,432             312,028
Health Management Associates, Inc.
 Tranche B Term Loan
 02-28-14                               2.039             281,572             265,293
Iasis Healthcare LLC
 Delayed Draw Term Loan
 03-14-14                               2.256             467,409             449,296
Iasis Healthcare LLC
 Synthetic Letter of Credit
 03-14-14                               1.000             127,186             122,258
Inverness Medical
 1st Lien Term Loan
 06-26-14                         2.256-4.250              48,500              46,344
Inverness Medical
 2nd Lien Term Loan
 06-26-15                               4.506             500,000             482,499
National Mentor Holdings, Inc.
 Letter of Credit
 06-29-13                               2.000               7,161               6,540
National Mentor Holdings, Inc.
 Tranche B Term Loan
 06-29-13                               2.290             115,141             105,162
Select Medical Corp.
 Tranche B Term Loan
 02-24-12                               2.339              52,723              51,537
Select Medical Corp.
 Tranche B1 Term Loan
 08-22-14                               4.089             150,000             147,938
Skilled Healthcare Group, Inc.
 Term Loan
 04-09-16                               5.250              49,875              48,192
Vanguard Health Holding Co. II LLC
 Term Loan
 01-29-16                               5.000              99,750              98,908
                                                                      ---------------
Total                                                                       3,559,874
-------------------------------------------------------------------------------------

INDEPENDENT ENERGY (0.1%)
Riverside Energy Center
 Term Loan
 06-24-11                               4.725             119,730             119,131
Rocky Mountain Energy Center LLC
 Credit Linked Deposit
 06-24-11                               0.275              12,737              12,642
Rocky Mountain Energy Center LLC
 Term Loan
 06-24-11                               4.725              40,223              40,022
Venoco, Inc.
 2nd Lien Term Loan
 05-07-14                               4.313             140,296             131,030
                                                                      ---------------
Total                                                                         302,825
-------------------------------------------------------------------------------------



                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT  31

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

SENIOR LOANS (CONTINUED)
                                    COUPON           PRINCIPAL
BORROWER                             RATE              AMOUNT                VALUE(a)

LIFE INSURANCE (--%)
Conseco, Inc.
 Term Loan
 10-10-13                               7.500%           $125,000            $122,618
-------------------------------------------------------------------------------------

MEDIA CABLE (0.5%)
Cequel Communications LLC
 Term Loan
 11-05-13                               2.258             213,090             206,352
CSC Holdings LLC
 Tranche B2 Term Loan
 03-29-16                               2.007             362,885             356,124
Mediacom Communications Corp.
 Tranche D2 Term Loan
 01-31-15                               2.010             354,953             337,206
Mediacom Communications Corp.
 Tranche E Term Loan
 10-23-17                               4.500             300,000             294,564
Quebecor Media
 Tranche B Term Loan
 01-17-13                               2.526             118,507             113,766
UPC Broadband Holding
 Tranche T Term Loan
 12-30-16                               4.251             250,000             242,460
WideOpenWest Finance LLC
 Series A Term Loan
 06-30-14                         6.756-8.750             123,443             119,534
                                                                      ---------------
Total                                                                       1,670,006
-------------------------------------------------------------------------------------

MEDIA NON-CABLE (1.6%)
Cengage Learning Acquisitions, Inc.
 Term Loan
 07-03-14                               2.540             547,324             490,413
Citadel Broadcasting Corp.
 Term Loan
 06-03-15                              11.000              18,307              19,282
Clear Channel Communications, Inc.
 Tranche B Term Loan
 01-29-16                               3.906             475,000             373,174
CMP Susquehanna Corp.
 Term Loan
 05-05-13                               2.313             248,589             222,383
Cumulus Media, Inc.
 Term Loan
 06-11-14                               4.006             100,929              90,647
CW Media Holdings, Inc.
 Tranche B Term Loan
 02-16-15                               5.250             181,777(c)          180,186
Deluxe Communications
 Tranche C Term Loan
 05-11-13                               4.250              23,151              20,141
Deluxe Entertainment Services Group, Inc.
 Tranche A Credit-Linked Deposit
 05-11-13                         0.189-6.061              13,924              12,114
Deluxe Entertainment Services Group, Inc.
 Tranche B Term Loan
 05-11-13                               6.250             213,550             185,788
Emmis Operating Co.
 Tranche B Term Loan
 11-01-13                         4.273-4.289             223,317             186,869
GateHouse Media Operating, Inc.
 Term Loan
 08-28-14                               2.510             698,528             256,129
Gray Television, Inc.
 Tranche B Term Loan
 12-31-14                         0.750-3.760             165,538             158,502
Intelsat Jackson Holdings Ltd.
 Term Loan
 02-01-14                         3.026-3.533             625,000             569,661
Lodgenet Entertainment Corp.
 Term Loan
 04-04-14                               4.250             205,622             191,229
MediaNews Group, Inc.
 Term Loan
 03-19-14                               8.500              33,613              32,185
Newsday LLC
 Term Loan
 08-01-13                               6.776              25,000              25,172
Nielsen Finance LLC
 Tranche B Term Loan
 05-01-16                               4.008             248,116             239,588
Penton Media, Inc.
 1st Lien Term Loan
 08-01-14                               5.000             485,486             339,437
Postmedia Network, Inc.
 Term Loan
 07-13-16                               9.000             156,042(c)          155,750


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
32  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

SENIOR LOANS (CONTINUED)
                                    COUPON           PRINCIPAL
BORROWER                             RATE              AMOUNT                VALUE(a)
MEDIA NON-CABLE (CONT.)
Quad/Graphics, Inc.
 Term Loan
 04-20-16                               5.500%           $100,000             $98,167
Revolution Studios Distribution Co. LLC
 Tranche B Term Loan
 12-21-14                               4.010             270,218             210,770
Sinclair Television Group, Inc.
 Tranche B Term Loan
 10-29-15                               5.500             122,727             123,126
Spanish Broadcasting System, Inc.
 1st Lien Term Loan
 06-10-12                               2.040             368,042             344,119
Tribune Co.
 Tranche B Term Loan
 06-04-14                               0.000              98,750(b,l)         64,267
Tribune Co.
 Tranche X Term Loan
 06-04-09                               0.000              17,067(b,l)         10,816
Univision Communications, Inc.
 Term Loan
 09-29-14                               2.506             789,907             693,751
Zuffa LLC
 Term Loan
 06-19-15                         2.313-7.500             222,869             220,041
                                                                      ---------------
Total                                                                       5,513,707
-------------------------------------------------------------------------------------

METALS (0.1%)
John Maneely Co.
 Term Loan
 12-09-13                         3.775-3.776              97,089              94,389
Noranda Aluminum Acquisition Corp.
 Tranche B Term Loan
 05-18-14                               2.047             124,295             116,941
                                                                      ---------------
Total                                                                         211,330
-------------------------------------------------------------------------------------

NON-CAPTIVE CONSUMER (0.1%)
AGFS Funding Co.
 Term Loan
 04-21-15                               7.250             250,000             251,078
-------------------------------------------------------------------------------------

OIL FIELD SERVICES (--%)
Dresser, Inc.
 2nd Lien Term Loan
 05-04-15                               6.112             150,000             144,531
-------------------------------------------------------------------------------------

OTHER INDUSTRY (0.1%)
ATI Acquisition Co.
 Tranche B Term Loan
 12-30-14                               8.250              74,625              63,431
Rexnord LLC/RBS Global, Inc.
 Tranche B2 Term Loan
 07-19-13                               2.563             158,327             150,460
Sensus USA, Inc.
 Tranche B3 Term Loan
 06-03-13                               7.000             222,750             223,307
                                                                      ---------------
Total                                                                         437,198
-------------------------------------------------------------------------------------

OTHER UTILITY (0.1%)
BRSP LLC
 Term Loan
 06-04-14                               7.500             397,176             398,169
-------------------------------------------------------------------------------------

PACKAGING (0.4%)
Anchor Glass Container Corp.
 1st Lien Term Loan
 03-02-16                               6.000              66,418              66,335
Berry Plastics Holding Corp.
 Tranche C Term Loan
 04-03-15                               2.376             497,429             454,316
Bway Holding Co.
 Tranche B Term Loan
 06-16-17                               5.500             137,143             137,006
Consolidated Container Co. LLC
 2nd Lien Term Loan
 09-28-14                               5.750             350,000             312,158
Graham Packaging Co. LP
 Tranche D Term Loan
 09-23-16                               6.000             225,000             226,688
ICL Industrial Containers ULC/Contenants
 Tranche C Term Loan
 06-16-17                               5.500              12,857(c)           12,844
Reynolds Group Holdings, Inc.
 Term Loan
 05-05-16                         5.750-6.250             199,531             200,292
Reynolds Group Holdings, Inc.
 Tranche D Term Loan
 TBD                                      TBD              73,000(m,o)         73,283
                                                                      ---------------
Total                                                                       1,482,922
-------------------------------------------------------------------------------------



                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT  33

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

SENIOR LOANS (CONTINUED)
                                    COUPON           PRINCIPAL
BORROWER                             RATE              AMOUNT                VALUE(a)

PAPER (--%)
Georgia-Pacific LLC
 Tranche C Term Loan
 12-23-14                         3.539-3.543%           $140,508            $140,041
-------------------------------------------------------------------------------------

PHARMACEUTICALS (--%)
Warner Chilcott Co. LLC
 Tranche A Term Loan
 10-30-14                               6.000              32,203              31,761
Warner Chilcott Co. LLC
 Tranche B2 Term Loan
 04-30-15                               6.250              25,267              25,267
Warner Chilcott Corp.
 Tranche B1 Term Loan
 04-30-15                               6.250              15,174              15,174
                                                                      ---------------
Total                                                                          72,202
-------------------------------------------------------------------------------------

PROPERTY & CASUALTY (--%)
HUB International Ltd.
 Term Loan
 06-13-14                               6.750              49,874              49,210
-------------------------------------------------------------------------------------

REFINING (0.1%)
Big West Oil LLC
 Term Loan
 07-23-15                              12.000              67,708              68,724
Western Refining, Inc.
 Term Loan
 05-30-14                              10.750             173,933             170,019
Wynnewood Refining Co.
 Term Loan
 11-13-14                              11.750              69,375(s)           65,213
                                                                      ---------------
Total                                                                         303,956
-------------------------------------------------------------------------------------

REITS (--%)
Capital Automotive LP
 Tranche B Term Loan
 12-16-10                               2.010             100,000              98,750
-------------------------------------------------------------------------------------

RESTAURANTS (0.1%)
Buffets, Inc.
 1st Lien Letter of Credit
 04-22-15                               7.250             286,134             226,046
OSI Restaurant Partners LLC
 Term Loan
 06-14-13                         0.112-2.625               8,287               7,600
 06-14-14                               2.625              91,442              83,864
                                                                      ---------------
Total                                                                         317,510
-------------------------------------------------------------------------------------

RETAILERS (0.8%)
Claire's Stores, Inc.
 Tranche B Term Loan
 05-29-14                         3.049-3.225             485,986             423,338
David's Bridal, Inc.
 Term Loan
 01-31-14                               2.289             489,238             457,437
Dollar General Corp.
 Tranche B1 Term Loan
 07-07-14                         3.006-3.225              64,349              63,099
General Nutrition Centers, Inc.
 Term Loan
 09-16-13                         2.510-2.790             193,835             187,148
Gregg Appliances, Inc.
 Term Loan
 07-25-13                               2.260              71,900              69,563
JRD Holdings, Inc.
 Term Loan
 07-02-14                               2.510             125,000             119,780
Michaels Stores, Inc.
 Tranche B2 Term Loan
 07-31-16                         4.813-5.000             212,745             208,224
PetCo Animal Supplies, Inc.
 Term Loan
 10-26-13                         2.506-2.539             149,227             144,296
Pilot Travel Centers LLC
 Tranche B Term Loan
 06-30-16                               5.250              86,272              87,156
Rent-A-Center, Inc.
 Tranche B Term Loan
 03-31-15                               3.300              53,548              53,414
Sally Holdings LLC
 Tranche B Term Loan
 11-16-13                               2.510             138,738             135,566
The Pantry, Inc.
 Term Loan
 05-15-14                               2.010             147,970             141,312


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
34  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

SENIOR LOANS (CONTINUED)
                                    COUPON           PRINCIPAL
BORROWER                             RATE              AMOUNT                VALUE(a)
RETAILERS (CONT.)
The Pep Boys-Manny, Moe & Jack
 Term Loan
 10-27-13                               2.300%           $137,305            $130,097
The Sports Authority, Inc.
 Term Loan
 05-03-13                               2.539             440,453             407,970
Yankee Candle Co., Inc.
 Term Loan
 02-06-14                               2.260             300,000             287,220
                                                                      ---------------
Total                                                                       2,915,620
-------------------------------------------------------------------------------------

SUPERMARKETS (--%)
Supervalu, Inc.
 Tranche A Term Loan
 06-02-11                               1.131              42,857              42,201
Supervalu, Inc.
 Tranche B1 Term Loan
 06-02-12                               1.506              49,665              47,997
Supervalu, Inc.
 Tranche B2 Term Loan
 10-05-15                               3.006              87,993              85,079
                                                                      ---------------
Total                                                                         175,277
-------------------------------------------------------------------------------------

TECHNOLOGY (0.6%)
Asurion Corp.
 1st Lien Term Loan
 07-03-14                         3.257-3.398              99,250              94,982
Brocade Communications Systems, Inc.
 Term Loan
 10-07-13                               7.000             263,225             264,260
Dealer Computer Services, Inc.
 Term Loan
 04-21-17                               5.250             138,049             138,015
Fidelity National Information Services, Inc.
 Tranche B Term Loan
 07-18-16                               5.250             100,000             100,688
First Data Corp.
 Tranche B1 Term Loan
 09-24-14                               3.006             239,563             210,815
Flextronics International Ltd.
 Tranche B Term Loan
 10-01-12                               2.506              49,872(c)           48,189
Freescale Semiconductor, Inc.
 Term Loan
 12-01-16                               4.509             231,994             211,590
Infor Enterprise Solutions Holdings, Inc.
 1st Lien Delayed Draw Term Loan
 07-28-15                               6.010              85,215              76,161
Infor Enterprise Solutions Holdings, Inc.
 1st Lien Term Loan
 07-28-15                               6.010             163,323             145,970
Intergraph Corp.
 Tranche B1 Term Loan
 05-29-14                         6.000-6.250              67,500              67,414
Sabre, Inc.
 Term Loan
 09-30-14                         2.256-2.475             547,268             505,883
Sensata Technology BV/Finance Co. LLC
 Term Loan
 04-27-13                               2.231              99,740              96,437
Spansion LLC
 Term Loan
 02-09-15                               7.500              49,875              50,124
The First American Corp.
 Term Loan
 04-12-16                               4.750              75,000              75,188
Trans Union LLC
 Term Loan
 06-15-17                               6.750             100,000             101,050
Verint Systems, Inc.
 Term Loan
 05-25-14                               5.250              22,432              21,955
                                                                      ---------------
Total                                                                       2,208,721
-------------------------------------------------------------------------------------

TEXTILE (0.1%)
Hanesbrands, Inc.
 Term Loan
 12-10-15                               5.250              92,125              92,851
Levi Strauss & Co.
 Term Loan
 03-27-14                               2.506             100,000              92,850
Phillips-Van Heusen Corp.
 Tranche B Term Loan
 05-06-16                               4.750              94,631              95,255


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT  35

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

SENIOR LOANS (CONTINUED)
                                    COUPON           PRINCIPAL
BORROWER                             RATE              AMOUNT                VALUE(a)
TEXTILE (CONT.)
The William Carter Co.
 Term Loan
 07-14-12                               1.756%            $50,996             $50,804
                                                                      ---------------
Total                                                                         331,760
-------------------------------------------------------------------------------------

WIRELESS (0.1%)
Crown Castle Operating Co.
 Tranche B Term Loan
 03-06-14                               1.756              52,166              50,884
Hawaiian Telcom Communications, Inc.
 Tranche C Term Loan
 05-30-14                               2.500              29,081              22,174
Ntelos, Inc.
 Tranche B Term Loan
 08-07-15                               5.750             124,063             124,217
                                                                      ---------------
Total                                                                         197,275
-------------------------------------------------------------------------------------

WIRELINES (0.3%)
Fairpoint Communications, Inc.
 Tranche B Term Loan
 03-31-15                               1.750           1,206,000(l)          777,593
Integra Telecom Holdings, Inc.
 Term Loan
 04-15-15                               9.250             200,000             199,964
                                                                      ---------------
Total                                                                         977,557
-------------------------------------------------------------------------------------
TOTAL SENIOR LOANS
(Cost: $36,499,883)                                                       $35,143,139
-------------------------------------------------------------------------------------





COMMON STOCKS (0.1%)
ISSUER                                                 SHARES                VALUE(a)
AUTO COMPONENTS (--%)
DPH Holdings Corp.                                           1(b)             $20,646
-------------------------------------------------------------------------------------

CHEMICALS (--%)
LyondellBasell Industries NV, Class A                    1,986(b,c)            47,436
LyondellBasell Industries NV, Class B                    1,820(b,c)            43,443
                                                                      ---------------
Total                                                                          90,879
-------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (--%)
Buffets Restaurants Holdings, Inc.                       1,852(b)               7,640
-------------------------------------------------------------------------------------

IT SERVICES (--%)
Advanstar Communications, Inc.                             315(b)               3,819
-------------------------------------------------------------------------------------

MEDIA (--%)
MediaNews Group, Inc.                                    2,495(b)              41,168
-------------------------------------------------------------------------------------

METALS & MINING (0.1%)
Aleris International, Inc.                               3,583(b)             143,319
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $439,596)                                                             $307,471
-------------------------------------------------------------------------------------



WARRANTS (--%)
ISSUER                                                 SHARES                VALUE(a)
COMMUNICATIONS EQUIPMENT (--%)
Citadel Broadcasting Corp., Class B                      1,068(b,s)           $24,697
-------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (--%)
Cumulus Media, Inc., Class A                               692(b,s)             1,578
-------------------------------------------------------------------------------------
TOTAL WARRANTS
(Cost: $31,634)                                                               $26,275
-------------------------------------------------------------------------------------



MONEY MARKET FUND (1.6%)
                                                       SHARES                VALUE(a)
Columbia Short-Term
 Cash Fund, 0.245%                                   5,854,610(t)          $5,854,610
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $5,854,610)                                                         $5,854,610
-------------------------------------------------------------------------------------






See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
36  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN (1.3%)
                                   EFFECTIVE         PRINCIPAL
ISSUER                               YIELD             AMOUNT                VALUE(a)
REPURCHASE AGREEMENTS(U)
Deutsche Bank AG
 dated 09-30-10, matures 10-01-10,
 repurchase price
 $4,672,501                          0.300%          $4,672,462            $4,672,462
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS OF CASH COLLATERAL
  RECEIVED FOR SECURITIES ON LOAN
(Cost: $4,672,462)                                                         $4,672,462
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $335,720,980)(x)                                                  $362,036,620
=====================================================================================




The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

SUMMARY OF INVESTMENTS IN SECURITIES BY COUNTRY


The following table represents the portfolio investments of the Fund by country as a percentage of net assets at Sept. 30, 2010.


                                                    PERCENTAGE OF
COUNTRY                                               NET ASSETS
-----------------------------------------------------------------
Argentina                                                 0.8%
Australia                                                 2.4
Bermuda                                                   0.6
Brazil                                                    1.6
Canada                                                    3.8
Cayman Islands                                            0.9
Chile                                                     0.2
Colombia                                                  1.0
Dominican Republic                                        0.4
El Salvador                                               0.4
France                                                    1.2
Germany                                                   0.7
Indonesia                                                 2.2
Iraq                                                      0.1
Ireland                                                   0.3
Italy                                                     0.8
Kazakhstan                                                0.5
Lithuania                                                 0.1
Luxembourg                                                0.7


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT  37

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

SUMMARY OF INVESTMENTS IN
SECURITIES BY COUNTRY
(CONTINUED)


                                                    PERCENTAGE OF
COUNTRY                                               NET ASSETS
-----------------------------------------------------------------
Mexico                                                    2.0%
Netherlands                                               1.0
Norway                                                    1.1
Peru                                                      0.5
Philippine Islands                                        0.7
Poland                                                    0.7
Qatar                                                     0.3
Russia                                                    2.3
Singapore                                                 0.0*
South Korea                                               0.2
Spain                                                     0.7
Supra-National                                            0.8
Sweden                                                    1.1
Trinidad and Tobago                                       0.1
Turkey                                                    1.3
Ukraine                                                   0.1
United Kingdom                                            1.8
Uruguay                                                   0.5
Venezuela                                                 1.2
-----------------------------------------------------------------
Total Foreign Securities                                 35.1%
United States                                            65.9%
-----------------------------------------------------------------




*   Rounds to less than 0.1%.

INVESTMENTS IN DERIVATIVES
FUTURES CONTRACTS OUTSTANDING AT SEPT. 30, 2010


                             NUMBER OF                                  UNREALIZED
                             CONTRACTS      NOTIONAL     EXPIRATION    APPRECIATION
CONTRACT DESCRIPTION       LONG (SHORT)   MARKET VALUE      DATE      (DEPRECIATION)
------------------------------------------------------------------------------------
U.S. Long Bond, 20-year          55         $7,354,531    Dec. 2010          $34,706
U.S. Treasury Note, 2-
  year                          (13)        (2,853,297)   Jan. 2011           (4,488)
U.S. Treasury Note, 5-
  year                          (10)        (1,208,672)   Jan. 2011          (10,843)
U.S. Treasury Note, 10-
  year                         (248)       (31,259,626)   Dec. 2010         (465,241)
U.S. Treasury Ultra
  Bond, 30-year                  33          4,662,281    Dec. 2010          (10,620)
------------------------------------------------------------------------------------
Total                                                                      $(456,486)
------------------------------------------------------------------------------------




See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
38  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT SEPT. 30, 2010



                                      CURRENCY TO   CURRENCY TO    UNREALIZED     UNREALIZED
COUNTERPARTY         EXCHANGE DATE   BE DELIVERED   BE RECEIVED   APPRECIATION   DEPRECIATION
---------------------------------------------------------------------------------------------
HSBC Securities      Oct. 06, 2010     4,216,000      4,152,968          $--        $(139,058)
  (USA), Inc.
                                            (CHF)          (USD)
---------------------------------------------------------------------------------------------

UBS Securities       Oct. 06, 2010     5,304,000      6,893,074           --         (337,775)
                                            (EUR)          (USD)
---------------------------------------------------------------------------------------------

Barclays Capital     Oct. 06, 2010     1,804,000      2,809,892           --          (23,802)
                                            (GBP)          (USD)
---------------------------------------------------------------------------------------------

State Street Bank &  Oct. 06, 2010     4,286,890      4,463,000       25,559               --
  Trust Company                             (USD)          (AUD)
---------------------------------------------------------------------------------------------

J.P. Morgan          Oct. 06, 2010     2,762,201      2,915,000       71,317               --
  Securities, Inc.
                                            (USD)          (CAD)
---------------------------------------------------------------------------------------------

J.P. Morgan          Oct. 06, 2010        15,582         16,000           --              (29)
  Securities, Inc.
                                            (USD)          (CAD)
---------------------------------------------------------------------------------------------

HSBC Securities      Oct. 06, 2010     6,742,689     42,136,000      425,143
  (USA), Inc.
                                            (USD)          (NOK)
---------------------------------------------------------------------------------------------
Total                                                               $522,019        $(500,664)
---------------------------------------------------------------------------------------------



NOTES TO PORTFOLIO OF INVESTMENTS



     AUD  -- Australian Dollar
     BRL  -- Brazilian Real
     CAD  -- Canadian Dollar
     CHF  -- Swiss Franc
     CMO  -- Collateralized Mortgage Obligation
     COP  -- Colombian Peso
     EUR  -- European Monetary Unit
     GBP  -- British Pound Sterling
     IDR  -- Indonesian Rupiah
     JPY  -- Japanese Yen
     MXN  -- Mexican Peso
     NOK  -- Norwegian Krone
     PEN  -- Peruvian New Sol
     PLN  -- Polish Zloty
     SEK  -- Swedish Krona
     UYU  -- Uraguay Peso


(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At Sept. 30, 2010, the value of foreign securities, excluding short-term securities, represented 35.13% of net assets.


--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT  39

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Directors. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Sept. 30, 2010, the value of these securities amounted to $85,349,187 or 23.81% of net assets.

(e) Inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) This is a variable rate security that entitles holders to receive only interest payments. Interest is paid annually. The interest payment is based on the Gross Domestic Product (GDP) level of the previous year for the respective country. To the extent that the previous year's GDP exceeds the 'base case GDP' an interest payment is made equal to 0.012225 of the difference.

(h) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Sept. 30, 2010.

(i) For zero coupons, the interest rate disclosed represents the annualized effective yield on the date of acquisition.

(j) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.

(k) The borrower filed for protection under Chapter 11 of the U.S. Federal Bankruptcy Code.

(l)  This position is in bankruptcy.

(m) At Sept. 30, 2010, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $6,084,498. See Note 2 to the financial statements.

(n) Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.


--------------------------------------------------------------------------------
40  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

(o) Represents a senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a weighted average coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final weighted average coupon rate and maturity date.

(p) At Sept. 30, 2010, security was partially or fully on loan. See Note 7 to the financial statements.

(q) At Sept. 30, 2010, investments in securities included securities valued at $368,825 that were partially pledged as collateral to cover initial margin deposits on open interest rate futures contracts.

(r) The following abbreviation is used in the portfolio security description to identify the insurer and/or guarantor of the issue:

     FGIC  --   Financial Guaranty Insurance Company


(s)  Identifies issues considered to be illiquid as to their marketability. (See
     Note 2 to the financial statements). The aggregate value of such securities at Sept. 30, 2010 was $94,581, representing 0.03% of net assets. Information concerning such security holdings at Sept. 30, 2010 was as follows:

                                                ACQUISITION
     SECURITY                                      DATES               COST
     -----------------------------------------------------------------------
     Aleris International, Inc.
       6.000% 2020                               06-29-10                $--
     Citadel Broadcasting Corp., Class B  06-14-07 thru 01-06-10      31,634
     Cumulus Media, Inc., Class A                11-05-09                 --
     Wynnewood Refining Co.
       11.750% 2014                              10-14-09             63,062


(t) Affiliated Money Market Fund -- See Note 8 to the financial statements. The rate shown is the seven-day current annualized yield at Sept. 30, 2010.

(u) The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

DEUTSCHE BANK AG (0.300%)

SECURITY DESCRIPTION                              VALUE(a)
-----------------------------------------------------------
Fannie Mae Pool                                  $2,288,702
Freddie Mac Gold Pool                             2,477,209
-----------------------------------------------------------
Total market value of collateral securities      $4,765,911
-----------------------------------------------------------




--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT  41

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

(v) Security was valued by management at fair value according to procedures approved, in good faith, by the board.

(w) At Sept. 30, 2010, the Fund had unfunded senior loan commitments pursuant to the terms of the loan agreement. The Fund receives a stated coupon rate until the borrower draws on the loan commitment, at which time the rate will become the stated rate in the loan agreement.

                                                      UNFUNDED
     BORROWER                                        COMMITMENT
     ----------------------------------------------------------
     Delphi Holdings LLP
       Tranche B Term Loan                              $838


(x) At Sept. 30, 2010, the cost of securities for federal income tax purposes was $337,893,901 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                         $27,088,652
     Unrealized depreciation                          (2,945,933)
     -----------------------------------------------------------
     Net unrealized appreciation                     $24,142,719
     -----------------------------------------------------------








--------------------------------------------------------------------------------
42  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (to include NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements -- Valuation of securities

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as

--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT  43

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of Sept. 30, 2010:

                                               Fair value at Sept. 30, 2010
                             ----------------------------------------------------------------
                                  Level 1           Level 2
                               quoted prices         other          Level 3
                                 in active        significant     significant
                                markets for       observable     unobservable
DESCRIPTION(a)               identical assets      inputs(b)        inputs           Total
---------------------------------------------------------------------------------------------
Bonds
  Foreign Government
    Obligations &
    Agencies                            $--       $92,412,639     $1,042,496      $93,455,135
  U.S. Government
    Obligations &
    Agencies                     14,038,130                --             --       14,038,130
  Asset-Backed Securities                --         2,782,306             --        2,782,306
  Commercial Mortgage-
    Backed Securities                    --         5,522,543             --        5,522,543
  Residential Mortgage-
    Backed Securities                    --         7,295,353             --        7,295,353
  Corporate Debt
    Securities
    Automotive                           --         1,747,030            220        1,747,250
    Banking                              --         7,137,301        717,877        7,855,178
    Metals                               --         6,382,762          3,093        6,385,855
    All Other Industries                 --       176,950,913             --      176,950,913
---------------------------------------------------------------------------------------------
Total Bonds                      14,038,130       300,230,847      1,763,686      316,032,663
---------------------------------------------------------------------------------------------

Senior Loans
  Building Materials                     --           234,000         88,820          322,820
  Chemicals                              --         3,156,964         23,534        3,180,498
  Health Care                            --         3,291,313        268,561        3,559,874
  Independent Energy                     --           131,030        171,795          302,825
  Media Cable                            --         1,556,240        113,766        1,670,006
  Media Non-Cable                        --         5,308,349        205,358        5,513,707
  Other Industry                         --           150,460        286,738          437,198
  Other Utility                          --                --        398,169          398,169
  Refining                               --           170,019        133,937          303,956
  Restaurants                            --            91,464        226,046          317,510
  Retailers                              --         1,927,236        988,384        2,915,620
  All Other Industries                   --        16,220,956             --       16,220,956
---------------------------------------------------------------------------------------------
Total Senior Loans                       --        32,238,031     ,2,905,108       35,143,139

---------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
44  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                               Fair value at Sept. 30, 2010
                             ----------------------------------------------------------------
                                  Level 1           Level 2
                               quoted prices         other          Level 3
                                 in active        significant     significant
                                markets for       observable     unobservable
DESCRIPTION(a)               identical assets      inputs(b)        inputs           Total
---------------------------------------------------------------------------------------------
Equity Securities
  Common Stocks
    Auto Components                     $--           $20,646            $--          $20,646
    Hotels, Restaurants &
     Leisure                             --                --          7,640            7,640
    IT Services                          --                --          3,819            3,819
    Media                                --                --         41,168           41,168
    Metals & Mining                      --                --        143,319          143,319
    All Other Industries             90,879                --             --           90,879
  Warrants
    Communications
     Equipment                           --                --         24,697           24,697
    Diversified Financial
     Services                            --             1,578             --            1,578
---------------------------------------------------------------------------------------------
Total Equity Securities              90,879            22,224        220,643          333,746
---------------------------------------------------------------------------------------------

Other
  Affiliated Money Market
    Fund(c)                       5,854,610                --             --        5,854,610
  Investments of Cash
    Collateral Received
    for Securities on
    Loan                                 --         4,672,462             --        4,672,462
---------------------------------------------------------------------------------------------
Total Other                       5,854,610         4,672,462             --       10,527,072
---------------------------------------------------------------------------------------------
Investments in Securities        19,983,619       337,163,564      4,889,437      362,036,620
Derivatives(d)
  Assets
    Futures Contracts                34,706                --             --           34,706
    Forward Foreign
     Currency Contracts                  --           522,019             --          522,019
  Liabilities
    Futures Contracts              (491,192)               --             --         (491,192)
    Forward Foreign
     Currency Contracts                  --          (500,664)            --         (500,664)
---------------------------------------------------------------------------------------------
Total                           $19,527,133      $337,184,919     $4,889,437     $361,601,489
---------------------------------------------------------------------------------------------


(a) See the Portfolio of Investments for all investment classifications not indicated in the table.

(b) There were no significant transfers between Levels 1 and 2 during the period.

(c) Money market fund that is a sweep investment for cash balances in the Fund at Sept. 30, 2010.

(d)  Derivative instruments are valued at unrealized appreciation
     (depreciation).


--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT  45

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

                               FOREIGN
                              GOVERNMENT     CORPORATE
                              OBLIGATION       DEBT         SENIOR       COMMON
                              & AGENCIES    SECURITIES       LOANS       STOCKS     WARRANTS       TOTAL
----------------------------------------------------------------------------------------------------------
Balance as of Sept. 30,
  2009                        $1,077,337     $169,000       $249,266         $--         $--    $1,495,603
  Accrued
    discounts/premiums            39,633       (1,025)         9,423          --          --        48,031
  Realized gain (loss)            26,541           69        403,004      98,709      31,633       559,956
  Change in unrealized
    appreciation
    (depreciation)*                7,108       53,386         64,169    (157,380)     (6,936)      (39,653)
  Sales                         (108,123)          --       (459,117)         --          --      (567,240)
  Purchases                           --      682,760        957,887     248,018          --     1,888,665
  Transfers into Level 3              --           --      1,795,476       6,599          --     1,802,075
  Transfers out of Level
    3                                 --     (183,000)      (115,000)         --          --      (298,000)
----------------------------------------------------------------------------------------------------------
Balance as of Sept. 30,
  2010                        $1,042,496     $721,190     $2,905,108    $195,946     $24,697    $4,889,437
----------------------------------------------------------------------------------------------------------


* Change in unrealized appreciation (depreciation) relating to securities held at Sept. 30, 2010 was $(93,618), which is comprised of:

     Foreign Government Obligations & Agencies          $7,108
     Corporate Debt Securities                          32,818
     Senior Loans                                       30,772
     Common Stocks                                    (157,380)
     Warrants                                           (6,936)
     ---------------------------------------------------------
     Total change in unrealized appreciation
       (depreciation)                                 $(93,618)


Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.



--------------------------------------------------------------------------------
46  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES --------------------------------------------
SEPT. 30, 2010


ASSETS
Investments in securities, at value
  Unaffiliated issuers* (identified cost $325,193,908)             $351,509,548
  Affiliated money market fund (identified cost $5,854,610)           5,854,610
  Investments of cash collateral received for securities on loan
    (identified cost $4,672,462)                                      4,672,462
-------------------------------------------------------------------------------
Total investments in securities (identified cost $335,720,980)      362,036,620
Cash                                                                    333,741
Foreign currency holdings (identified cost $906,531)                    968,619
Capital shares receivable                                               617,133
Dividends and accrued interest receivable                             5,682,194
Receivable for investment securities sold                             4,750,207
Variation margin receivable on futures contracts                         34,436
Unrealized appreciation on forward foreign currency contracts           522,019
-------------------------------------------------------------------------------
Total assets                                                        374,944,969
-------------------------------------------------------------------------------
LIABILITIES
Dividends payable to shareholders                                       459,142
Capital shares payable                                                  560,846
Payable for investment securities purchased                          10,160,374
Payable upon return of securities loaned                              4,672,462
Unrealized depreciation on forward foreign currency contracts           500,664
Accrued investment management services fees                               5,321
Accrued distribution fees                                                 3,323
Accrued transfer agency fees                                              8,955
Accrued administrative services fees                                        687
Accrued plan administration services fees                                    98
Other accrued expenses                                                  113,124
-------------------------------------------------------------------------------
Total liabilities                                                    16,484,996
-------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                 $358,459,973
-------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.01 par value                                    $    349,926
Additional paid-in capital                                          329,134,912
Undistributed net investment income                                   1,605,030
Accumulated net realized gain (loss)                                  1,381,109
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign
  currencies                                                         25,988,996
-------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
  capital stock                                                    $358,459,973
-------------------------------------------------------------------------------
*Value of securities on loan                                       $  5,826,199
-------------------------------------------------------------------------------




--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT  47

STATEMENT OF ASSETS AND LIABILITIES (continued) -------------------------------- SEPT. 30, 2010

NET ASSET VALUE PER SHARE
                   NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A          $315,223,826           30,771,380                      $10.24(1)
Class B          $ 22,688,163            2,214,163                      $10.25
Class C          $ 20,022,743            1,955,754                      $10.24
Class R          $      5,501                  537                      $10.24
Class R4         $    245,350               23,962                      $10.24
Class R5         $    274,390               26,779                      $10.25
------------------------------------------------------------------------------



(1) The maximum offering price per share for Class A is $10.75. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 4.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
48  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT

STATEMENT OF OPERATIONS --------------------------------------------------------
YEAR ENDED SEPT. 30, 2010


INVESTMENT INCOME
Income:
Dividends                                                                  101
Interest                                                            23,001,441
Income distributions from affiliated money market fund                  24,588
Income from securities lending -- net                                   25,689
Foreign taxes withheld                                                 (33,795)
------------------------------------------------------------------------------
Total income                                                        23,018,024
------------------------------------------------------------------------------
Expenses:
Investment management services fees                                  1,810,439
Distribution fees
  Class A                                                              724,359
  Class B                                                              255,741
  Class C                                                              172,238
  Class R                                                                   26
  Class R3                                                                  13
Transfer agency fees
  Class A                                                              359,778
  Class B                                                               34,047
  Class C                                                               21,908
  Class R                                                                    3
  Class R3                                                                   3
  Class R4                                                                 100
  Class R5                                                                 115
Administrative services fees                                           233,058
Plan administration services fees
  Class R                                                                   13
  Class R3                                                                  13
  Class R4                                                                 455
Compensation of board members                                            9,815
Custodian fees                                                          67,360
Printing and postage                                                    67,089
Registration fees                                                       62,515
Professional fees                                                       39,855
Other                                                                   22,850
------------------------------------------------------------------------------
Total expenses                                                       3,881,793
------------------------------------------------------------------------------
Investment income (loss) -- net                                     19,136,231

------------------------------------------------------------------------------


--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT  49

STATEMENT OF OPERATIONS
(contin-
ue-
d) -----------------------------------------------------------------------------
--------------------
YEAR ENDED SEPT. 30, 2010

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                            $13,586,788
  Foreign currency transactions                                        748,731
  Futures contracts                                                    797,553
------------------------------------------------------------------------------
Net realized gain (loss) on investments                             15,133,072
Net change in unrealized appreciation (depreciation) on
  investments
  and on translation of assets and liabilities in foreign
  currencies                                                         7,044,028
------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies               22,177,100
------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $41,313,331
------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
50  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------


YEAR ENDED SEPT. 30,                                                       2010          2009
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                    $ 19,136,231  $ 12,399,408
Net realized gain (loss) on investments                              15,133,072   (11,382,698)
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                                  7,044,028    34,872,367
---------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations      41,313,331    35,889,077
---------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                                         (16,971,294)  (10,424,678)
    Class B                                                          (1,307,040)   (1,122,318)
    Class C                                                            (873,740)     (410,442)
    Class R                                                                (287)         (267)
    Class R3                                                               (269)         (279)
    Class R4                                                            (10,598)         (793)
    Class R5                                                            (12,315)         (296)
  Net realized gain
    Class A                                                                  --      (245,703)
    Class B                                                                  --       (29,726)
    Class C                                                                  --        (9,677)
    Class R                                                                  --            (8)
    Class R3                                                                 --            (8)
    Class R4                                                                 --            (8)
    Class R5                                                                 --            (8)
---------------------------------------------------------------------------------------------
Total distributions                                                 (19,175,543)  (12,244,211)

---------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT  51

STATEMENTS OF CHANGES IN NET ASSETS (continued) --------------------------------

YEAR ENDED SEPT. 30,                                                       2010          2009
CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                                   $ 99,713,812  $144,803,885
  Class B shares                                                      7,847,638    15,610,233
  Class C shares                                                      8,264,627     8,277,241
  Class R4 shares                                                       241,879        68,867
  Class R5 shares                                                       249,273            --
Reinvestment of distributions at net asset value
  Class A shares                                                     14,545,167     9,173,037
  Class B shares                                                      1,156,402     1,019,611
  Class C shares                                                        694,104       341,747
  Class R4 shares                                                        10,018           443
  Class R5 shares                                                         4,086            --
Conversions from Class B to Class A
  Class A shares                                                      5,181,118     4,264,765
  Class B shares                                                     (5,181,118)   (4,264,765)
Payments for redemptions
  Class A shares                                                    (78,702,104)  (71,294,338)
  Class B shares                                                     (8,468,025)   (7,360,890)
  Class C shares                                                     (3,447,809)   (2,181,930)
  Class R3 shares                                                        (5,000)           --
  Class R4 shares                                                       (87,435)       (8,675)
---------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions    42,016,633    98,449,231
---------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                              64,154,421   122,094,097
Net assets at beginning of year                                     294,305,552   172,211,455
---------------------------------------------------------------------------------------------
Net assets at end of year                                          $358,459,973  $294,305,552
---------------------------------------------------------------------------------------------
Undistributed net investment income                                $  1,605,030  $    536,080
---------------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
52  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

                                                               YEAR ENDED SEPT. 30,
CLASS A                                            -------------------------------------------
PER SHARE                                           2010        2009        2008       2007(a)
Net asset value, beginning of period                $9.60       $8.93       $9.84       $9.99
----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .57         .55         .46         .18
Net gains (losses) (both realized and
 unrealized)                                          .64         .66        (.91)       (.15)
----------------------------------------------------------------------------------------------
Total from investment operations                     1.21        1.21        (.45)        .03
----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.57)       (.52)       (.46)       (.18)
Distributions from realized gains                      --        (.02)       (.00)(b)      --
----------------------------------------------------------------------------------------------
Total distributions                                  (.57)       (.54)       (.46)       (.18)
----------------------------------------------------------------------------------------------
Net asset value, end of period                     $10.24       $9.60       $8.93       $9.84
----------------------------------------------------------------------------------------------
TOTAL RETURN                                       13.09%      14.60%      (4.74%)       .40%
----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Gross expenses prior to expense
 waiver/reimbursement                               1.07%       1.13%       1.13%       1.27%(d)
----------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                            1.07%       1.13%       1.13%       1.16%(d)
----------------------------------------------------------------------------------------------
Net investment income (loss)                        5.85%       6.40%       4.83%       5.12%(d)
----------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $315        $255        $148        $112
----------------------------------------------------------------------------------------------
Portfolio turnover rate(f)                           100%        143%        137%         70%
----------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.



--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT  53

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                               YEAR ENDED SEPT. 30,
CLASS B                                            -------------------------------------------
PER SHARE                                           2010        2009        2008       2007(a)
Net asset value, beginning of period                $9.60       $8.93       $9.84       $9.99
----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .50         .48         .38         .16
Net gains (losses) (both realized and
 unrealized)                                          .65         .66        (.90)       (.15)
----------------------------------------------------------------------------------------------
Total from investment operations                     1.15        1.14        (.52)        .01
----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.50)       (.45)       (.39)       (.16)
Distributions from realized gains                      --        (.02)       (.00)(b)      --
----------------------------------------------------------------------------------------------
Total distributions                                  (.50)       (.47)       (.39)       (.16)
----------------------------------------------------------------------------------------------
Net asset value, end of period                     $10.25       $9.60       $8.93       $9.84
----------------------------------------------------------------------------------------------
TOTAL RETURN                                       12.35%      13.74%      (5.47%)       .13%
----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Gross expenses prior to expense
 waiver/reimbursement                               1.83%       1.89%       1.90%       2.09%(d)
----------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                            1.83%       1.89%       1.90%       1.92%(d)
----------------------------------------------------------------------------------------------
Net investment income (loss)                        5.08%       5.65%       4.04%       4.42%(d)
----------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $23         $26         $18          $7
----------------------------------------------------------------------------------------------
Portfolio turnover rate(f)                           100%        143%        137%         70%
----------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.



--------------------------------------------------------------------------------
54  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                               YEAR ENDED SEPT. 30,
CLASS C                                            -------------------------------------------
PER SHARE                                           2010        2009        2008       2007(a)
Net asset value, beginning of period                $9.59       $8.92       $9.84       $9.99
----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .50         .48         .38         .15
Net gains (losses) (both realized and
 unrealized)                                          .65         .66        (.91)       (.15)
----------------------------------------------------------------------------------------------
Total from investment operations                     1.15        1.14        (.53)         --
----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.50)       (.45)       (.39)       (.15)
Distributions from realized gains                      --        (.02)       (.00)(b)      --
----------------------------------------------------------------------------------------------
Total distributions                                  (.50)       (.47)       (.39)       (.15)
----------------------------------------------------------------------------------------------
Net asset value, end of period                     $10.24       $9.59       $8.92       $9.84
----------------------------------------------------------------------------------------------
TOTAL RETURN                                       12.37%      13.76%      (5.57%)       .10%
----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Gross expenses prior to expense
 waiver/reimbursement                               1.82%       1.87%       1.90%       2.06%(d)
----------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                            1.82%       1.87%       1.90%       1.92%(d)
----------------------------------------------------------------------------------------------
Net investment income (loss)                        5.09%       5.64%       4.06%       4.21%(d)
----------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $20         $13          $6          $2
----------------------------------------------------------------------------------------------
Portfolio turnover rate(f)                           100%        143%        137%         70%
----------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.



--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT  55

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                         YEAR ENDED SEPT. 30,
CLASS R*                                           -------------------------------
PER SHARE                                           2010        2009       2008(g)
Net asset value, beginning of period                $9.60       $8.93        $9.32
----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .53         .51          .08
Net gains (losses) (both realized and
 unrealized)                                          .64         .67         (.42)
----------------------------------------------------------------------------------
Total from investment operations                     1.17        1.18         (.34)
----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.53)       (.49)        (.05)
Distributions from realized gains                      --        (.02)          --
----------------------------------------------------------------------------------
Total distributions                                  (.53)       (.51)        (.05)
----------------------------------------------------------------------------------
Net asset value, end of period                     $10.24       $9.60        $8.93
----------------------------------------------------------------------------------
TOTAL RETURN                                       12.61%      14.22%       (3.64%)
----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Gross expenses prior to expense
 waiver/reimbursement                               1.52%       1.58%        1.63%(d)
----------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                            1.52%       1.47%        1.63%(d)
----------------------------------------------------------------------------------
Net investment income (loss)                        5.38%       6.07%        4.49%(d)
----------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $--         $--          $--
----------------------------------------------------------------------------------
Portfolio turnover rate(f)                           100%        143%         137%
----------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.



--------------------------------------------------------------------------------
56  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                         YEAR ENDED SEPT. 30,
CLASS R4                                           -------------------------------
PER SHARE                                           2010        2009       2008(g)
Net asset value, beginning of period                $9.60       $8.93        $9.32
----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .58         .57          .08
Net gains (losses) (both realized and
 unrealized)                                          .64         .65         (.41)
----------------------------------------------------------------------------------
Total from investment operations                     1.22        1.22         (.33)
----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.58)       (.53)        (.06)
Distributions from realized gains                      --        (.02)          --
----------------------------------------------------------------------------------
Total distributions                                  (.58)       (.55)        (.06)
----------------------------------------------------------------------------------
Net asset value, end of period                     $10.24       $9.60        $8.93
----------------------------------------------------------------------------------
TOTAL RETURN                                       13.17%      14.81%       (3.56%)
----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Gross expenses prior to expense
 waiver/reimbursement                               1.00%        .99%        1.12%(d)
----------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                            1.00%        .95%        1.12%(d)
----------------------------------------------------------------------------------
Net investment income (loss)                        5.91%       6.45%        4.88%(d)
----------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $--         $--          $--
----------------------------------------------------------------------------------
Portfolio turnover rate(f)                           100%        143%         137%
----------------------------------------------------------------------------------



                                                         YEAR ENDED SEPT. 30,
CLASS R5                                           -------------------------------
PER SHARE                                           2010        2009       2008(g)
Net asset value, beginning of period                $9.60       $8.93        $9.32
----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .61         .57          .09
Net gains (losses) (both realized and
 unrealized)                                          .64         .66         (.41)
----------------------------------------------------------------------------------
Total from investment operations                     1.25        1.23         (.32)
----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.60)       (.54)        (.07)
Distributions from realized gains                      --        (.02)          --
----------------------------------------------------------------------------------
Total distributions                                  (.60)       (.56)        (.07)
----------------------------------------------------------------------------------
Net asset value, end of period                     $10.25       $9.60        $8.93
----------------------------------------------------------------------------------
TOTAL RETURN                                       13.56%      14.95%       (3.51%)
----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Total expenses                                       .76%        .82%         .88%(d)
----------------------------------------------------------------------------------
Net investment income (loss)                        6.20%       6.72%        5.21%(d)
----------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $--         $--          $--
----------------------------------------------------------------------------------
Portfolio turnover rate(f)                           100%        143%         137%
----------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT  57

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS
*   Effective Sept. 7, 2010, Class R2 shares were renamed Class R shares.
(a) For the period from May 17, 2007 (when shares became publicly available) to Sept. 30, 2007.
(b) Rounds to less than $0.01 per share.
(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(d) Annualized.
(e) The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(f) Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 97%, 112% and 82% for the years ended Sept. 30, 2010, 2009 and 2008, respectively.
(g) For the period from Aug. 1, 2008 (when shares became publicly available) to Sept. 30, 2008.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
58  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. ORGANIZATION

RiverSource Strategic Income Allocation Fund (the Fund) is a series of RiverSource Strategic Allocation Series, Inc. (the Corporation) and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Corporation has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Corporation's Board of Directors (the Board). The Fund invests primarily in high yield bonds, emerging markets bonds, bank loans, government and corporate bonds, mortgage- and asset-backed securities, Treasury inflation protected securities, international bonds and cash or cash equivalents. A smaller portion of the Fund may be allocated to real estate investment trusts (REITs) and U.S. and international equity securities.

The Fund offers Class A, Class B, Class C, Class R, Class R4 and Class R5 shares.

- Class A shares are offered with a front-end sales charge, which may be waived under certain circumstances.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares one month after the completion of the eighth year of ownership if originally purchased in a RiverSource fund on or after May 21, 2005 or originally purchased in a Seligman fund on or after June 13, 2009. Class B shares originally purchased in a RiverSource fund prior to May 21, 2005 will convert to Class A shares in the ninth calendar year of ownership. Class B shares originally purchased in a Seligman fund prior to June 13, 2009 will convert to Class A shares in the month prior to the ninth year of ownership. Effective Sept. 7, 2010, the Fund no longer accepts investments from new or existing investors in the Fund's Class B shares, except that (i) dividend and/or capital gain distributions may continue to be reinvested in Class B shares of the Fund and (ii) shareholders invested in Class B shares of the Fund may exchange those shares for Class B shares of other Columbia, RiverSource, Seligman and Threadneedle funds offering such shares.

-  Class C shares may be subject to a CDSC.

- Class R, Class R4 and Class R5 shares are offered without a front-end sales charge or CDSC to qualifying institutional investors. Effective Sept. 7, 2010, Class R2 shares were renamed Class R shares.

At Aug. 27, 2010, all Class R3 shares were liquidated. The shares in this class had consisted solely of seed capital from Columbia Management Investment Advisers, LLC (formerly known as RiverSource Investments, LLC) (the Investment Manager).


--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT  59

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

At Sept. 30, 2010, the Investment Manager owned 100% of Class R shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price from the primary exchange. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, as administrator to the Fund, will fair value foreign securities pursuant

--------------------------------------------------------------------------------
60  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.

FOREIGN CURRENCY TRANSLATIONS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Sept. 30, 2010, foreign currency holdings consisted of multiple denominations.

REPURCHASE AGREEMENTS
The Fund may enter into repurchase agreements. Generally, securities received as collateral subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The market value of securities held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

ILLIQUID SECURITIES
At Sept. 30, 2010, investments in securities included issues that are illiquid which the Fund currently limits to 15% of net assets, at market value, at the time of purchase. The aggregate value of such securities at Sept. 30, 2010 was $94,581 representing 0.03% of net assets. Certain illiquid securities may be

--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT  61

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

valued, in good faith, by management at fair value according to procedures approved by the Board. According to Board guidelines, certain unregistered securities are determined to be liquid and are not included within the 15% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

INVESTMENTS IN LOANS
The senior loans acquired by the Fund typically take the form of a direct lending relationship with the borrower acquired through an assignment of another lender's interest in a loan. The lead lender in a typical corporate loan syndicate administers the loan and monitors collateral. In the event that the lead lender becomes insolvent, enters FDIC receivership, or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest. Loans are typically secured but may be unsecured. The primary risk arising from investing in subordinated loans or in unsecured loans is the potential loss in the event of default by the issuer of the loans.

SECURITIES PURCHASED ON A FORWARD-COMMITMENT BASIS
Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. At Sept. 30, 2010, the Fund has outstanding when-issued securities of $5,468,353 and other forward-commitments of $616,145.

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower's discretion. These commitments are disclosed in the Portfolio of Investments. At Sept. 30, 2010, the Fund has entered into unfunded loan commitments of $838.

The Fund also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Fund to "roll over" its purchase commitments, the Fund receives negotiated amounts in the form of reductions of the purchase price of the commitment. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain or loss. Losses may arise due to changes in the value of the securities or if a counterparty does not perform under the terms of

--------------------------------------------------------------------------------
62  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


the agreement. If a counterparty files for bankruptcy or becomes insolvent, the Fund's right to repurchase or sell securities may be limited.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income (which includes net short-term capital gains) to shareholders. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all tax returns filed for the last three years.

FOREIGN CAPITAL GAINS TAXES
Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 15%. The Fund pays such foreign taxes on net realized gains at the appropriate rate for each jurisdiction.

DIVIDENDS TO SHAREHOLDERS
Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are normally distributed along with the last income dividend of the calendar year.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income, if any, is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

3. INVESTMENTS IN DERIVATIVES

The Fund may invest in certain derivative instruments, which are transactions whose values depend on or are derived from (in whole or in part) the value of

--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT  63

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


one or more other assets, such as securities, currencies, commodities or indices. Such derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk, and credit risk. Investments in derivative instruments may expose the Fund to certain additional risks, including those detailed below.

FORWARD FOREIGN CURRENCY CONTRACTS
The Fund may enter into forward foreign currency contracts in connection with settling purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund's securities or as part of its investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily based upon foreign currency exchange rates from an independent pricing service and the change in value is recorded as unrealized appreciation or depreciation. The Fund will record a realized gain or loss when the forward foreign currency contract is closed.

The risks of forward foreign currency contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that the counterparty will not complete its contractual obligation, which may be in excess of the amount, if any, reflected in the Statement of Assets and Liabilities.

FUTURES TRANSACTIONS
The Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange to produce incremental earnings, hedge existing positions or protect against market changes in the value of equities, interest rates or foreign currencies. The Fund may also buy and write put and call options on these futures contracts. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Futures and options on futures are valued daily based upon the last sale price at the close of the market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.


--------------------------------------------------------------------------------
64  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

Upon entering into futures contracts, the Fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

EFFECTS OF DERIVATIVE TRANSACTIONS ON THE FINANCIAL STATEMENTS
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

FAIR VALUES OF DERIVATIVE INSTRUMENTS AT SEPT. 30, 2010


                            ASSET DERIVATIVES              LIABILITY DERIVATIVES
                     -------------------------------  -------------------------------
                     STATEMENT OF ASSETS              STATEMENT OF ASSETS
RISK EXPOSURE          AND LIABILITIES                  AND LIABILITIES
CATEGORY                   LOCATION       FAIR VALUE        LOCATION       FAIR VALUE
-------------------------------------------------------------------------------------------
                     Unrealized                       Unrealized
                     appreciation on                  depreciation on
Foreign exchange     forward foreign                  forward foreign
  contracts          currency contracts    $522,019   currency contracts    $500,664
-------------------------------------------------------------------------------------------
                     Net                              Net
                     assets -- unrealiz-              assets -- unrealiz-
Interest rate        ed appreciation on               ed depreciation on
  contracts          investments             34,706*  investments            491,192*
-------------------------------------------------------------------------------------------
Total                                      $556,725                         $991,856
-------------------------------------------------------------------------------------------


* Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.


--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT  65

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

EFFECT OF DERIVATIVE INSTRUMENTS IN THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED SEPT. 30, 2010


       AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
-------------------------------------------------------------------------------
                                   FORWARD FOREIGN
RISK EXPOSURE CATEGORY           CURRENCY CONTRACTS   FUTURES     TOTAL
-------------------------------------------------------------------------------
Foreign exchange contracts            $710,967       $     --  $  710,967
-------------------------------------------------------------------------------
Interest rate contracts                     --        797,553  $  797,553
-------------------------------------------------------------------------------
Total                                 $710,967       $797,553  $1,508,520
-------------------------------------------------------------------------------




 CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED IN
                                     INCOME
-------------------------------------------------------------------------------
                                   FORWARD FOREIGN
RISK EXPOSURE CATEGORY           CURRENCY CONTRACTS   FUTURES     TOTAL
-------------------------------------------------------------------------------
Foreign exchange contracts            $(89,729)      $      --  $ (89,729)
-------------------------------------------------------------------------------
Interest rate contracts                     --        (753,593) $(753,593)
-------------------------------------------------------------------------------
Total                                 $(89,729)      $(753,593) $(843,322)
-------------------------------------------------------------------------------


VOLUME OF DERIVATIVE ACTIVITY
FORWARD FOREIGN CURRENCY CONTRACTS
The gross notional amount of contracts outstanding was approximately $27.7 million at Sept. 30, 2010. The monthly average gross notional amount for these contracts was $23.5 million for the year ended Sept. 30, 2010. The fair value of such contracts at Sept. 30, 2010 is set forth in the table above.

FUTURES
The gross notional amount of long and short contracts outstanding was approximately $12 million and $35.3 million, respectively, at Sept. 30, 2010. The monthly average gross notional contract amount for long and short contracts was $20.7 million and $52.5 million, respectively, for the year ended Sept. 30, 2010. The fair value of such contracts at Sept. 30, 2010 is set forth in the table above.

4. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.55% to 0.475% as the Fund's net assets increase. The management fee for the year ended Sept. 30, 2010 was 0.54% of the Fund's average daily net assets.


--------------------------------------------------------------------------------
66  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. The fee for the year ended Sept. 30, 2010 was 0.07% of the Fund's average daily net assets.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended Sept. 30, 2010, other expenses paid to this company were $785.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), the board members who are not "interested persons" of the Fund under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or certain other funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the funds until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, Columbia Management Investment Services Corp. (formerly known as RiverSource Service Corporation) (the Transfer Agent) is responsible for providing transfer agency services to the Fund.

Prior to Sept. 7, 2010, the Transfer Agent received annual account-based service fees from Class A, Class B and Class C shares that varied by class and annual asset-based service fees based on the Fund's average daily net assets attributable to Class R, Class R4 and Class R5 shares. In addition, the Transfer Agent charged an annual fee per inactive account and received reimbursement from the Fund for certain out-of-pocket expenses.

Under a new Transfer Agency Agreement effective Sept. 7, 2010, the Transfer Agent has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent receives monthly account-based service fees based on the number of open accounts and asset-based fees, calculated based on assets held in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services, Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc.), which are intended to reimburse the Transfer Agent for certain sub-transfer

--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT  67

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


agent fees (exclusive of BFDS fees). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent also receives reimbursement for certain out-of-pocket expenses and may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.

For the year ended Sept, 30, 2010, the Fund's effective transfer agent fee rate as a percentage of average net assets was as follows:

Class A..............................................  0.12%
Class B..............................................  0.13
Class C..............................................  0.13
Class R..............................................  0.06
Class R4.............................................  0.06
Class R5.............................................  0.06


PLAN ADMINISTRATION SERVICES FEES
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services. Prior to Sept. 7, 2010, the Fund also paid an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R shares for such services.

DISTRIBUTION FEES
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (formerly known as RiverSource Fund Distributors, Inc.) (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund paid a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares, a fee at the annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $1,143,000 and $119,000 for Class B and Class C shares, respectively. These amounts are based on the

--------------------------------------------------------------------------------
68  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


most recent information available as of July 31, 2010, and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

SALES CHARGES
Sales charges, including front-end and CDSCs, received by the Distributor for distributing Fund shares were $608,307 for Class A, $13,417 for Class B and $3,525 for Class C for the year ended Sept. 30, 2010.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
The Investment Manager and its affiliates have contractually agreed to waive certain fees and reimburse certain expenses until Nov. 30, 2010, unless sooner terminated at the sole discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*), will not exceed the following percentage of the class' average daily net assets:

Class A..............................................  1.13%
Class B..............................................  1.89
Class C..............................................  1.88
Class R..............................................  1.58
Class R4.............................................  1.08
Class R5.............................................  0.83


For the year ended Sept. 30, 2010, the waiver was not invoked since the Fund's expenses were below the cap amount.

* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations, but including mortgage dollar rolls) aggregated $364,875,037 and $320,448,406, respectively, for the year ended Sept. 30, 2010. Realized gains and losses are determined on an identified cost basis.


--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT  69

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

6. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated were as follows:

YEAR ENDED SEPT. 30,                           2010        2009
------------------------------------------------------------------
CLASS A
Sold                                        10,219,666  17,012,975
Converted from Class B*                        517,594     462,049
Reinvested distributions                     1,484,880   1,071,413
Redeemed                                    (8,033,636) (8,557,743)
------------------------------------------------------------------
Net increase (decrease)                      4,188,504   9,988,694
------------------------------------------------------------------

CLASS B
Sold                                           803,594   1,853,491
Reinvested distributions                       118,144     120,063
Converted to Class A*                         (517,594)   (462,049)
Redeemed                                      (866,825)   (871,359)
------------------------------------------------------------------
Net increase (decrease)                       (462,681)    640,146
------------------------------------------------------------------

CLASS C
Sold                                           846,588     958,837
Reinvested distributions                        70,835      39,918
Redeemed                                      (350,979)   (260,117)
------------------------------------------------------------------
Net increase (decrease)                        566,444     738,638
------------------------------------------------------------------

CLASS R3
Redeemed                                          (537)         --
------------------------------------------------------------------
Net increase (decrease)                           (537)         --
------------------------------------------------------------------

CLASS R4
Sold                                            24,861       7,526
Reinvested distributions                         1,021          47
Redeemed                                        (9,044)       (986)
------------------------------------------------------------------
Net increase (decrease)                         16,838       6,587
------------------------------------------------------------------

CLASS R5
Sold                                            25,822          --
Reinvested distributions                           420          --
------------------------------------------------------------------
Net increase (decrease)                         26,242          --
------------------------------------------------------------------


* Automatic conversion of Class B shares to Class A shares based on the original purchase date.

7. LENDING OF PORTFOLIO SECURITIES

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government

--------------------------------------------------------------------------------
70  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At Sept. 30, 2010, securities valued at $5,826,199 were on loan, secured by U.S. government securities valued at $1,259,913 and by cash collateral of $4,672,462 invested in short-term securities or in cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income of $25,689 earned from securities lending for the year ended Sept. 30, 2010 is included in the Statement of Operations. The Fund also continues to earn interest and dividends on the securities loaned.

8. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in Columbia Short-Term Cash Fund (formerly known as RiverSource Short-Term Cash Fund), a money market fund established for the exclusive use of certain funds managed by the Investment Manager and other institutional clients of the Investment Manager. The cost of the Fund's purchases and proceeds from sales of shares of Columbia Short-Term Cash Fund aggregated $189,433,395 and $189,881,286, respectively, for the year ended Sept. 30, 2010. The income distributions received with respect to the Fund's investment in Columbia Short-Term Cash Fund can be found in the Statement of Operations and the Fund's invested balance in Columbia Short-Term Cash Fund at Sept. 30, 2010, can be found in the Portfolio of Investments.


--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT  71

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

9. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 15, 2009, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $300 million. The borrowers shall have the right, upon written notice to the Administrative Agent to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $500 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each Fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum, in addition to an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility. Prior to Oct. 15, 2009, the credit facility agreement, which was a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permitted collective borrowings up to $475 million. Interest was charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.75%. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum, in addition to an upfront fee equal to its pro rata share of 0.02% of the amount of the credit facility. The Fund had no borrowings during the year ended Sept. 30, 2010.

10. FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of futures contracts, foreign currency transactions, recognition of unrealized appreciation (depreciation) for certain derivative investments, re-characterization of real estate investment trust (REIT) distributions, investments in partnerships, post-October losses and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed

--------------------------------------------------------------------------------
72  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


may differ from the year that the income or realized gains were recorded by the Fund.

In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $1,108,262 and accumulated net realized gain has been decreased by $1,108,262.

The tax character of distributions paid for the years indicated was as follows:

YEAR ENDED SEPT. 30,                          2010         2009
------------------------------------------------------------------
Ordinary income                           $19,175,543  $12,244,166
Long-term capital gain                             --           45


At Sept. 30, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income....................  $ 6,179,839
Undistributed accumulated long-term gain.........  $        --
Accumulated realized loss........................  $        --
Unrealized appreciation (depreciation)...........  $23,254,438


For the year ended Sept. 30, 2010, $631,383 of capital loss carry-over was utilized and/or expired unused. It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carry-over before it expires.

11. SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through the date of issuance of the Fund's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund's financial statements, other than as noted below.

The Board of Directors of the Fund has approved in principle the proposed merger of the Fund into Columbia Strategic Income Fund. It is currently anticipated that a Special Meeting of Shareholders will be held during the first half of 2011 to vote on the proposal.

12. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy


--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT  73

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.


--------------------------------------------------------------------------------
74  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT  75

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of RiverSource Strategic Income Allocation Fund (the Fund) (one of the portfolios constituting the RiverSource Strategic Allocation Series, Inc.) as of September, 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from May 17, 2007 (when shares became publicly available) to September 30, 2007. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


--------------------------------------------------------------------------------
76  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Strategic Income Allocation Fund of the RiverSource Strategic Allocation Series, Inc. at September 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from May 17, 2007 (when shares became publicly available) to September 30, 2007, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
November 19, 2010


--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT  77

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended Sept. 30, 2010

INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:
    Qualified Dividend Income for individuals....................      0.06%
    Dividends Received Deduction for corporations................      0.01%
    U.S. Government Obligations..................................      2.60%


The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
78  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. Each Board member oversees 150 Columbia, RiverSource, Seligman and Threadneedle funds. Under current Board policy, members generally serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as members of the Board.

INDEPENDENT BOARD MEMBERS

                                                                                                          OTHER PRESENT OR
NAME,                      POSITION HELD                                                                  PAST DIRECTORSHIPS
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     (WITHIN PAST 5
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   YEARS)
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      1/11/06               Attorney
Minneapolis, MN 55402
Age 56
------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson            Board member since    Chair, RiverSource and Threadneedle Funds, 1999-2006;    None
901 S. Marquette Ave.      1/5/99                former Governor of Minnesota
Minneapolis, MN 55402
Age 76
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      7/11/07               Leadership (consulting company)
Minneapolis, MN 55402
Age 56
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      11/1/04               University; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley University
Age 59
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      3/1/85
Minneapolis, MN 55402
Age 75
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 1/1/07,         College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member                                                                   irrigation systems)
Age 71                     since 1/1/02
------------------------------------------------------------------------------------------------------------------------------

John F. Maher              Board member          Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      since 12/10/08        former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (financial services), 1986-1997
Age 67

------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT  79

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

                                                                                                          OTHER PRESENT OR
NAME,                      POSITION HELD                                                                  PAST DIRECTORSHIPS
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     (WITHIN PAST 5
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   YEARS)
------------------------------------------------------------------------------------------------------------------------------
Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      11/1/04               real estate and asset management company)
Minneapolis, MN 55402
Age 58
------------------------------------------------------------------------------------------------------------------------------

Leroy C. Richie            Board member          Counsel, Lewis & Munday, P.C. since 1987; Vice           Digital Ally, Inc.
901 S. Marquette Ave.      since 11/11/08        President and General Counsel, Automotive Legal          (digital imaging);
Minneapolis, MN 55402                            Affairs, Chrysler Corporation, 1990-1997                 Infinity, Inc. (oil
Age 69                                                                                                    and gas exploration
                                                                                                          and production); OGE
                                                                                                          Energy Corp. (energy
                                                                                                          and energy services)
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      11/13/02              since 2003 (biotechnology); former President, Aquila     Pharmaceuticals,
Minneapolis, MN 55402                            Biopharmaceuticals                                       Inc.
Age 66                                                                                                    (biotechnology);
                                                                                                          Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
80  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH THE INVESTMENT MANAGER*


                                                                                                          OTHER PRESENT OR
NAME,                      POSITION HELD                                                                  PAST DIRECTORSHIPS
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     (WITHIN PAST 5
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   YEARS)
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member          Chairman of the Board, Columbia Management Investment    None
53600 Ameriprise           since 11/7/01,        Advisers, LLC (formerly RiverSource Investments, LLC)
Financial Center           Vice President since  since May 2010 (previously President, Chairman of the
Minneapolis, MN 55474      2002                  Board and Chief Investment Officer, 2001-April 2010);
Age 50                                           Senior Vice President, Atlantic Funds, Columbia Funds
                                                 and Nations Funds since May 2010; Chief Executive
                                                 Officer, U.S. Asset Management &
                                                 President -- Annuities, Ameriprise Financial, Inc.
                                                 since May 2010 (previously President -- U.S. Asset
                                                 Management and Chief Investment Officer, 2005-April
                                                 2010 and Senior Vice President -- Chief Investment
                                                 Officer, 2001-2005); Director, President and Chief
                                                 Executive Officer, Ameriprise Certificate Company since
                                                 2006; Director, Columbia Management Investment
                                                 Distributors, Inc. (formerly RiverSource Fund
                                                 Distributors, Inc.) since May 2010 (previously Chairman
                                                 of the Board and Chief Executive Officer, 2008-April
                                                 2010); Chairman of the Board and Chief Executive
                                                 Officer, RiverSource Distributors, Inc. since 2006
------------------------------------------------------------------------------------------------------------------------------


* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.


--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT  81

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUNDS AND        PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
J. Kevin Connaughton       President since       Senior Vice President and General Manager -- Mutual
One Financial Center       5/1/10                Fund Products, Columbia Management Investment Advisers,
Boston, MA 02111                                 LLC since May 2010; President, Columbia Funds since
Age 46                                           2009 (previously Senior Vice President and Chief
                                                 Financial Officer, June 2008 -- January 2009);
                                                 President, Atlantic Funds and Nations Funds since 2009;
                                                 Managing Director of Columbia Management Advisors, LLC,
                                                 December 2004 -- April 2010; Treasurer, Columbia Funds,
                                                 October 2003 -- May 2008; Treasurer, the Liberty Funds,
                                                 Stein Roe Funds and Liberty All-Star Funds, December
                                                 2000 -- December 2006; Senior Vice
                                                 President -- Columbia Management Advisors, LLC, April
                                                 2003 -- December 2004; President, Columbia Funds,
                                                 Liberty Funds and Stein Roe Funds, February
                                                 2004 -- October 2004
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Senior Vice President and Chief Operating Officer,
5228 Ameriprise Financial  12/5/06               Columbia Management Investment Advisers, LLC (formerly
Center Minneapolis, MN                           RiverSource Investments, LLC) since May 2010
55474                                            (previously Chief Administrative Officer, 2009 -- April
Age 46                                           2010 and Vice President -- Asset Management and Trust
                                                 Company Services, 2006-2009 and Vice
                                                 President -- Operations and Compliance, 2004-2006);
                                                 Senior Vice President, Atlantic Funds, Columbia Funds
                                                 and Nations Funds since May 2010; Director of Product
                                                 Development -- Mutual Funds, Ameriprise Financial,
                                                 Inc., 2001-2004
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since       Chief Financial Officer, Columbia Management Investment
105 Ameriprise             7/10/02               Distributors, Inc. (formerly RiverSource Fund
Financial Center                                 Distributors, Inc.) and of Seligman Data Corp. since
Minneapolis, MN 55474                            2008; Vice President -- Investment Accounting,
Age 55                                           Ameriprise Financial, Inc. since 2002; Chief Financial
                                                 Officer, RiverSource Distributors, Inc. since 2006

--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
82  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUNDS AND        PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Scott R. Plummer           Vice President,       Chief Legal Officer and Assistant Secretary, Columbia
5228 Ameriprise Financial  General Counsel and   Management Investment Advisers, LLC (formerly
Center                     Secretary since       RiverSource Investments, LLC) since June 2005; Vice
Minneapolis, MN 55474      12/5/06               President and Lead Chief Counsel -- Asset Management,
Age 51                                           Ameriprise Financial, Inc. since May 2010 (previously
                                                 Vice President and Chief Counsel -- Asset Management,
                                                 2005-April 2010 and Vice President -- Asset Management
                                                 Compliance, 2004-2005); Senior Vice President,
                                                 Secretary and Chief Legal Officer, Atlantic Funds,
                                                 Columbia Funds and Nations Funds since May 2010; Vice
                                                 President, Chief Counsel and Assistant Secretary,
                                                 Columbia Management Investment Distributors, Inc.
                                                 (formerly RiverSource Fund Distributors, Inc.) since
                                                 2008; Vice President, General Counsel and Secretary,
                                                 Ameriprise Certificate Company since 2005; Chief
                                                 Counsel, RiverSource Distributors, Inc. since 2006;
                                                 Senior Vice President and Chief Compliance Officer,
                                                 USBancorp Asset Management, 2002-2004
--------------------------------------------------------------------------------------------------------

Michael A. Jones           Vice President since  Director and President, Columbia Management Investment
100 Federal Street         5/1/10                Advisers, LLC since May 2010; President and Director,
Boston, MA 02110                                 Columbia Management Investment Distributors, Inc. since
Age 51                                           May 2010; Senior Vice President, Atlantic Funds,
                                                 Columbia Funds and Nations Funds since May 2010;
                                                 Manager, Chairman, Chief Executive Officer and
                                                 President, Columbia Management Advisors, LLC,
                                                 2007 -- April 2010; Chief Executive Officer, President
                                                 and Director, Columbia Management Distributors, Inc.,
                                                 2006 -- April 2010; former Co-President and Senior
                                                 Managing Director, Robeco Investment Management
--------------------------------------------------------------------------------------------------------

Colin Moore                Vice President since  Chief Investment Officer, Columbia Management
One Financial Center       5/1/10                Investment Advisers, LLC since May 2010; Senior Vice
Boston, MA 02111                                 President, Atlantic Funds, Columbia Funds and Nations
Age 52                                           Funds since May 2010; Manager, Managing Director and
                                                 Chief Investment Officer, Columbia Management Advisors,
                                                 LLC, 2007- April 2010; Head of Equities, Columbia
                                                 Management Advisors, LLC, 2002-Sept. 2007
--------------------------------------------------------------------------------------------------------

Linda Wondrack             Chief Compliance      Vice President and Chief Compliance Officer, Columbia
One Financial Center       Officer since 5/1/10  Management Investment Advisers, LLC since May 2010;
Boston, MA 02111                                 Chief Compliance Officer, Columbia Funds since 2007;
Age 46                                           Senior Vice President and Chief Compliance Officer,
                                                 Atlantic Funds and Nations Funds since 2007; Director
                                                 (Columbia Management Group, LLC and Investment Product
                                                 Group Compliance), Bank of America, June 2005 -- April
                                                 2010; Director of Corporate Compliance and Conflicts
                                                 Officer, MFS Investment Management (investment
                                                 management), August 2004 -- May 2005

--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT  83

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUNDS AND        PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Neysa M. Alecu             Money Laundering      Vice President -- Compliance, Ameriprise Financial,
2934 Ameriprise Financial  Prevention Officer    Inc. since 2008; Anti-Money Laundering Officer and
Center                     since 11/9/05 and     Identity Theft Prevention Officer, Columbia Management
Minneapolis, MN 55474      Identity Theft        Investment Distributors, Inc. (formerly RiverSource
Age 46                     Prevention Officer    Fund Distributors, Inc.) since 2008; Anti-Money
                           since 2008            Laundering Officer, Ameriprise Financial, Inc. since
                                                 2005; Compliance Director, Ameriprise Financial, Inc.,
                                                 2004-2008
--------------------------------------------------------------------------------------------------------






--------------------------------------------------------------------------------
84  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT ----------------------------------------------------------------------


Columbia Management Investment Advisers, LLC ("Columbia Management" or the "investment manager"), formerly known as RiverSource Investments, LLC, a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to the Fund. Under an investment management services agreement (the "IMS Agreement"), Columbia Management provides investment advice and other services to the Fund and all funds branded Columbia, RiverSource, Seligman and Threadneedle.

On an annual basis, the Fund's Board of Directors (the "Board"), including the independent Board members (the "Independent Directors"), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in March and April 2010, including reports based on data provided by independent organizations and a comprehensive response to each item of information requested by independent legal counsel to the Independent Directors ("Independent Legal Counsel") in a letter to the investment manager, to assist the Board in making this determination. All of the materials presented in March and April 2010 were first supplied in draft form to designated representatives of the Independent Directors, i.e., Independent Legal Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials were revised to reflect comments provided by these Board representatives. In addition, throughout the year, the Board (or its committees) reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement. At the April 6-8, 2010 in-person Board meeting, Independent Legal Counsel reviewed with the Independent Directors, including in an executive session without management, various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management: The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Board specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the continued investment in, and resources dedicated to, the Fund's operations, most notably, management's announcement of the massive investment made in the acquisition of the long-term asset management business

--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT  85

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT (continued) ----------------------------------------------------------


of Columbia Management Group, LLC (the "Columbia Transaction") and the completed integration of J. & W. Seligman & Co. Incorporated, acquisitions which should continue to enhance investment capabilities and provide access to a greater depth of experienced portfolio managers in key categories. The Board noted, in particular, that upon the close of the Columbia Transaction, the investment manager will have grown to 10 investment offices (compared to 6 in 2009). In addition, the Board reviewed information concerning the investment manager's new Chief Investment Officer upon the close of the Columbia Transaction, including the application of his particular investment philosophy, which is intended to enhance the risk and portfolio management oversight of the entire fund family.

Moreover, in connection with the Board's evaluation of the overall package of services provided by Columbia Management, the Board considered the quality of the administrative and transfer agency services provided by Columbia Management's affiliates to the Fund. The Board also reviewed the financial condition of Columbia Management and its affiliates, and each entity's ability to carry out its responsibilities under the IMS Agreement. Further, the Board considered Columbia Management's ability to retain key personnel in certain targeted areas and its expectations in this regard. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports containing data prepared by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund's investment performance met expectations.


--------------------------------------------------------------------------------
86  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with the Fund:
The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (prepared by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its peer group, as well as data showing the Fund's contribution to Columbia Management's profitability. They also reviewed information in the report showing the fees charged by Columbia Management to other client accounts (with similar investment strategies to those of the Fund).

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the legacy RiverSource Funds' family, while assuring that the overall fees for each fund (with few defined exceptions) are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of each fund, with few exceptions, is at or below the median expense ratio of funds in the same comparison group). The Board took into account that the Fund's total expense ratio was slightly below the peer group's median expense ratio shown in the reports. Based on its review, the Board concluded that the Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered various preliminary integration plans in connection with the Columbia Transaction which, if implemented, would impact the fee structures of various legacy RiverSource Funds. The Board was satisfied with the principles underlying these plans, which, at their preliminary stage, are designed to achieve a rational, consistent pricing model across the combined fund families, as well as preserve the "pricing philosophy" of the legacy RiverSource Funds.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing and operating the Fund, including data showing comparative profitability over the past two years. In this regard, the Board observed slightly reduced profitability in 2009 vs. 2008. The Board also considered the services acquired by the investment manager through the use of commission dollars paid by the legacy RiverSource Funds on portfolio transactions. The Board noted that the fees paid by the Fund should permit the

--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT  87

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT (continued) ----------------------------------------------------------


investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Board considered that the IMS Agreement provides for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 8, 2010, the Board, including all of the Independent Directors, approved the renewal of the IMS Agreement for an additional annual period.

PROXY VOTING -------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
88  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT

RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND
P.O. Box 8081
Boston, MA 02266-8081

COLUMBIAMANAGEMENT.COM


                                This report must be accompanied or preceded by the Fund's
                                current prospectus. The Fund is distributed by Columbia
                                Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
                                (C)2010 Columbia Management Investment Advisers, LLC. All
(COLUMBIA MANAGEMENT LOGO)      rights reserved.                                                  S-6287 F (11/10)

Item 2. Code of Ethics.

          (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer.

          (b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

          (c) During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

Item 3. Audit Committee Financial Expert.

          The Registrant's board of directors has determined that independent directors Pamela G. Carlton, Jeffrey Laikind, John F. Maher and Anne
          P. Jones, each qualify as audit committee financial experts.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The fees for the year ended Sept. 30, to Ernst & Young LLP for professional services rendered for the audit of the annual financial statements for RiverSource Strategic Allocation Series, Inc. were as follows:

                       2010 - $63,574      2009 - $64,198

(b) Audit-Related Fees. The fees for the year ended Sept. 30, to Ernst & Young LLP for additional audit-related services rendered related to the semiannual financial statement review and the 2010 transfer agent 17Ad-13 review for RiverSource Strategic Allocation Series, Inc. were as follows:

                       2010 - $1,790       2009 - $750

(c) Tax Fees. The fees for the year ended Sept. 30, to Ernst & Young LLP for tax compliance related services rendered for RiverSource Strategic Allocation Series, Inc. were as follows:

                        2010 - $6,392      2009 - $7,878

(d) All Other Fees. The fees for the year ended Sept. 30, to Ernst & Young LLP for additional professional services rendered for RiverSource Strategic Allocation Series, Inc. were as follows:

                         2010 - $0         2009 - $0

     (e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by Ernst & Young LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2010 and 2009 were pre-approved by the audit committee.

(f)  Not applicable.

(g) Non-Audit Fees. The fees for the year ended Sept. 30, to Ernst & Young LLP by the registrant for non-audit fees and by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                    2010 - $2,404,143      2009 - $831,114

(h) 100% of the services performed in item (g) above during 2010 and 2009 were pre-approved by the Ameriprise Financial Audit Committee and/or the RiverSource Mutual Funds Audit Committee.

Item 5. Audit Committee of Listed Registrants. Not applicable.

Item 6. Investments.

(a) The registrant's "Schedule 1 - Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)  Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

     There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11. Controls and Procedures.

     (a) The registrant's principal executive officer and principal financial officer, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

     (b) There was no change in the registrant's internal controls over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

     (a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR, is attached as Exhibit 99.CODE ETH.

     (a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as
     Exhibit99.CERT.

     (a)(3) Not applicable.

     (b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) RiverSource Strategic Allocation Series, Inc.


By /s/ J. Kevin Connaughton
   ----------------------------------
   J. Kevin Connaughton
   President and Principal Executive
   Officer

Date November 19, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By /s/ J. Kevin Connaughton
   ----------------------------------
   J. Kevin Connaughton
   President and Principal Executive
   Officer

Date November 19, 2010


By /s/ Jeffrey P. Fox
   ----------------------------------
   Jeffrey P. Fox
   Treasurer and Principal Financial
   Officer

Date November 19, 2010